As filed with the Securities and Exchange Commission on January 9, 2015

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

CM FINANCE INC

(Exact Name of Registrant as Specified in Charter)

601 Lexington Avenue, 26th Floor

New York, New York 10022

(Address of Principal Executive Offices)

(212) 257-5199

(Registrant’s Telephone Number, Including Area Code)

Michael C. Mauer Chief Executive Officer CM Finance Inc 601 Lexington Avenue, 26th Floor

New York, NY 10022

(Name and Address of Agent for Service)

COPIES TO:

Steven B. Boehm, Esq. Stephani M. Hildebrandt, Esq. Sutherland Asbill & Brennan LLP 700 Sixth Street, NW, Suite 700 Washington, DC 20001-3980 Tel: (202) 383-0100 Fax: (202) 637-3593

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Stock, $0.001 par value per share(2)(3)
Preferred Stock, $0.001 par value per share(2)
Debt Securities(4)
Warrants(5)
Subscription Rights(2)
Total(6)			$500,000,000	$58,100
Common Stock, $0.001 par value per share(7)	6,000,004	$11.24(8)	$67,440,045	$7,837
Total			$567,440,045	$65,937

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.
(2)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock or subscription rights as may be sold, from time to time, separately or as units in combination with other securities registered hereunder.
(3)	Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time, separately or as units in combination with other securities registered hereunder. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $500,000,000.
(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time, separately or as units in combination with other securities registered hereunder, representing rights to purchase common stock, preferred stock or debt securities.
(6)	In no event will the aggregate offering price of all securities issued by us from time to time pursuant to this Registration Statement exceed $500,000,000.
(7)	These shares are being sold by selling stockholders.
(8)	Pursuant to Rule 457(c) of the Securities Act of 1933, as amended, the proposed maximum aggregate offering price and the amount of the registration fee have been determined on the basis of the high and low market prices of the Company’s common stock reported on the Nasdaq Global Select Market on January 6, 2015.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated                     , 2015

PRELIMINARY PROSPECTUS

$500,000,000

CM Finance Inc

Common Stock

Preferred Stock

Debt Securities

Warrants

Subscription Rights

We may offer, from time to time in one or more offerings, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights or warrants to purchase common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In addition, this prospectus relates to 6,000,004 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.” You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities.

We are a specialty finance company that invests primarily in the debt of U.S. middle-market companies. We seek to invest primarily in lower middle-market companies that have annual revenues of at least $50 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of at least $15 million. Our primary investment objective is to maximize the total return to stockholders in the form of current income and capital appreciation by investing in debt and related equity investments of privately held lower middle-market companies. The companies in which we invest typically are highly leveraged, and, in most cases, our investments in such companies are not rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating which is often referred to as “junk.”

A majority of our debt portfolio consists of debt securities for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, a majority of our debt investments had variable interest rates that reset periodically based on benchmarks such as LIBOR. As a result, significant increases in such benchmarks in the future may make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

On January 8, 2015, the last reported sale price of our common stock on the NASDAQ Global Select Market was $11.12. We are required to determine the net asset value per share of our common stock on a quarterly basis. On September 30, 2014, our net asset value per share was $14.65.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering. In this regard, on November 6, 2014, our stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of the one year anniversary of the date of our 2014 Annual Meeting of Stockholders and the date of our 2015 Annual Meeting of Stockholders, which is expected to be held in November 2015. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Sales of Common Stock Below Net Asset Value.”

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 21 of this prospectus.

This prospectus, and the accompanying prospectus supplement, contain important information you should know before investing in our common stock. Please read this prospectus and the accompanying prospectus supplement before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information is also available free of charge by contacting us at 601 Lexington Avenue, 26th Floor, New York, New York 10022, or by calling us collect at (713) 292-5400 or on our website at http://cmfn-inc.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus or the accompanying prospectus supplement.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is                     , 2015

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 of our securities on terms to be determined at the time of the offering. In addition, this prospectus relates to 6,000,004 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.” This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Risk Factors” and “Available Information” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

We were formed in February 2012 and commenced operations in March 2012 as CM Finance LLC, a Maryland limited liability company. Immediately prior to the pricing of our initial public offering, CM Finance LLC was merged with and into CM Finance Inc, a Maryland corporation (the “CM Finance Merger”), that is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Except as otherwise indicated, the terms “we,” “us,” “our” and “CM Finance” refer to CM Finance LLC prior to the CM Finance Merger and CM Finance Inc after the CM Finance Merger; and “CM Investment Partners” and the “Adviser” refer to our investment adviser and administrator, CM Investment Partners LLC.

We define “middle-market companies” generally as those companies that have an enterprise value, which represents the aggregate of debt value and equity value of the entity, of less than $750 million.

We are a specialty finance company that invests primarily in the debt of U.S. middle-market companies, which we generally define as those companies that have an enterprise value, which represents the aggregate of debt value and equity value of the entity, of less than $750 million. We are externally managed by CM Investment Partners. The Adviser is led by Michael C. Mauer and Christopher E. Jansen, who together have over 40 years of experience in the leveraged debt markets. Our primary investment objective is to maximize total return to stockholders in the form of current income and capital appreciation by investing in debt and related equity of privately held lower middle-market companies.

We seek to invest primarily in lower middle-market companies that have annual revenues of at least $50 million and EBITDA of at least $15 million. We focus on companies with leading market positions, significant asset or franchise values, strong free cash flow and experienced senior management teams, with emphasis on companies with high-quality sponsors. Our investments typically range in size from $5 million to $25 million. We expect that our portfolio companies will use our capital for organic growth, acquisitions, market or product expansion, refinancings, and/or recapitalizations. We invest, and intend to continue to invest, in unitranche loans and standalone second and first lien loans, with an emphasis on floating rate debt. Unitranche loans are loans structured as first lien loans with certain characteristics of mezzanine loan risk in one security. We also selectively invest in mezzanine loans/structured equity and in the equity of portfolio companies through warrants and other instruments, in most cases taking such upside participation interests as part of a broader investment relationship.

We strive to maintain a strong focus on credit quality, investment discipline and investment selectivity. We believe that investing in the debt of private lower middle-market companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with middle-market companies. We believe that, because private lower middle-market companies have limited access to capital providers, debt investments in these companies typically carry above-market interest rates and include more favorable protections, resulting in attractive risk-adjusted returns across credit cycles while better preserving capital. The companies in which we invest typically are highly leveraged, and, in most cases, our investments in such companies are not rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating which is often referred to as “junk.”

We have, through CM Finance SPV Ltd. (“CM SPV”), our wholly owned subsidiary, entered into a financing facility (the “Financing Facility”) with UBS AG, London Branch (together with its affiliates, “UBS”). The Financing Facility includes a $102.0 million term securitized financing facility (the “Term Financing”), which expires in December 2017, and a $50.0 million revolving financing (the “Revolving Financing”), which expires in December 2016. The Financing Facility is collateralized by a portion of the debt investments in our portfolio (the “Assets”). We pay interest on the face amount of the Term Financing monthly at a rate of one-month LIBOR plus 2.75% per annum. The Revolving Financing bears interest at a rate of 2.00% per annum and 0.50% per annum on any undrawn amounts.

Portfolio Composition

As of September 30, 2014, our portfolio consisted of debt and equity investments in 25 portfolio companies with a fair value of $298.7 million. As of September 30, 2014, our portfolio consisted of 48.0% first lien investments, 50.7% second lien investments, and 1.3% were warrant positions. At September 30, 2014, the weighted average total yield of debt and income producing securities at amortized cost (which includes income and amortization of fees and discounts) was 11.72%. The weighted average total yield was computed using the effective interest rates for all of our debt investments at fair value, plus the yield to maturity from September 30, 2014 of all of our debt investments, including our unfunded obligations as if our unfunded obligations were fully funded and is weighted based on each respective investment’s par amount. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

The industry composition of our portfolio at fair value at September 30, 2014 was as follows:

Percentage of Total Portfolio
Telecommunications	17.64%
Healthcare-Products/Services	16.33
Oilfield Services	14.69
Oil & Gas	10.18
Industrial	5.40
Trucking & Leasing	5.00
Entertainment and Leisure	4.93
Retail	4.78
Media	4.62
Automobiles and Components	4.45
Airlines	4.15
Pipelines	3.34
Services	2.88
Construction & Building	1.61

Total	100.00%

SBIC License

We intend to apply for a license to form a small business investment company subsidiary, or SBIC subsidiary. The application is subject to approval by the United States Small Business Administration, or the SBA, and we can make no assurances that the SBA will approve our application. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA-guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us. Neither we nor the Adviser has ever operated an SBIC. See “Risk Factors—Risks Relating to Our Business and

Structure—If we receive qualification from the SBA to be licensed as an SBIC but we are unable to comply with SBA regulations thereafter, our business plan and investment objective could be adversely affected.”

CM Investment Partners LLC

CM Investment Partners is a registered investment adviser and serves as our external investment adviser. Our Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. Our Adviser is led by Mr. Mauer, the Chairman of our board of directors, our Chief Executive Officer, and the Co-Chief Investment Officer of the Adviser, and Mr. Jansen, our President and Secretary, a member of our board of directors, and the Co-Chief Investment Officer of the Adviser. Mr. Mauer was formerly Global Co-Head of Leveraged Finance and Global Co-Head of Fixed Income Currency and Commodity Distribution at Citigroup Inc. and a senior member of its credit committee responsible for all underwriting and principal commitments of leveraged finance capital worldwide. Mr. Jansen was a founding Managing Partner and Senior Portfolio Manager for Stanfield Capital Partners and had a leading role in planning its strategic direction. At Stanfield, Mr. Jansen was responsible for the management of 15 different portfolios aggregating in excess of $7 billion in assets consisting of large corporate loans, middle-market loans, second lien loans, high yield bonds and structured finance securities.

Messrs. Mauer and Jansen, together, hold a 42% interest in the Adviser. Stifel Venture Corp. (“Stifel”), a wholly owned subsidiary of Stifel Financial Corp., holds a 20% interest in the Adviser. Certain funds (the “Cyrus Funds”) managed by Cyrus Capital Partners, L.P. (“Cyrus Capital”) also hold, in the aggregate, a 38% indirect economic interest, but no voting interest, in the Adviser.

Our Adviser’s investment team, led by Messrs. Mauer and Jansen, are supported by 16 additional investment professionals, who, together with Messrs. Mauer and Jansen, we refer to as the “Investment Team.” The members of the Investment Team have over 200 combined years of structuring customized debt solutions for middle-market companies, which we believe will enable us to generate favorable returns across credit cycles with an emphasis on preserving capital. The members of the Investment Team have extensive networks for sourcing investment opportunities through direct corporate relationships and relationships with private equity firms, investment banks, restructuring advisors, law firms, boutique advisory firms and distressed/specialty lenders. The members of the Investment Team also have extensive experience across various industries, including aviation, cable, defense, healthcare, media, mining, oil and gas, power, retail, telecommunications, trucking and asset-backed special situations. In addition, Mr. Jansen has extensive experience restructuring specific debt investments as a portfolio manager, including while at Stanfield Capital Partners, and Mr. Mauer has considerable managerial experience, including having led a restructuring and asset-based lending group at Citigroup Inc. Messrs. Mauer and Jansen have developed an investment process for reviewing lending opportunities, structuring transactions and monitoring investments throughout multiple credit cycles. As a result, we believe we will be able to achieve appropriate risk-adjusted returns by investing in companies that have restructured but do not have sufficient track records to receive traditional lending terms from a commercial bank or the broadly syndicated leveraged finance market. We believe the members of the Investment Team share a common investment philosophy built on a framework of rigorous business assessment, extensive due diligence and disciplined risk valuation methodology.

We have entered into an investment advisory agreement (the “Investment Advisory Agreement”) with CM Investment Partners, as our investment adviser, pursuant to which we pay the Adviser a management fee equal to 1.75% of our gross assets, payable in arrears on a quarterly basis. In addition, pursuant to the Investment Advisory Agreement, we pay the Adviser an Incentive Fee equal to 20.0% of pre-incentive fee net investment income, subject to an annualized hurdle rate of 8.0% with a “catch up” fee for returns between the 8.0% hurdle and 10.0% as well as 20.0% of net capital gains. From February 11, 2014 (the completion of our initial public offering) to December 31, 2014, the Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, to the extent required in order for us to earn a quarterly net investment income to support a minimum dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the periods January 1, 2015 to December 31, 2015 and January 1, 2016 to December 31, 2016, the Adviser has agreed to waive its incentive fees, without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support minimum dividend payments on shares of common stock outstanding on the relevant dividend payment dates of 9.25% and 9.375%, respectively (to be paid on a quarterly basis).

Under an administration agreement with the Adviser (the “Administration Agreement”), the Adviser provides us with our chief financial officer, accounting and back-office professionals, equipment and clerical, bookkeeping, recordkeeping and other administrative services. The Adviser has retained the services of accounting and back-office professionals through a services agreement (the “Services Agreement”) with Cyrus Capital to assist the Adviser in fulfilling certain of its obligations to us under the Administration Agreement.

Market Opportunity

We believe that the current investment environment presents a compelling case for investing in secured debt (including unitranche debt and standalone second and first lien loans) and unsecured debt (including mezzanine/structured equity) of lower middle-market companies. The following factors represent the key drivers of our focus on this attractive market segment:

•	Reduced Availability of Capital for Middle-Market Companies. We believe there are fewer providers of financing and less capital available for middle-market companies compared to prior to the recent economic downturn. We believe that, as a result of that downturn:

•	many financing providers have chosen to focus on large, liquid corporate loans and syndicated capital markets transactions rather than lending to middle-market businesses;

•	recent regulatory changes, including adoption of the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the 2012 Basel III Accords, or Basel III, have caused banks to curtail lending to middle-market companies;

•	hedge funds and collateralized loan obligation managers are less likely to pursue investment opportunities in our target market as a result of reduced availability of funding for new investments; and

•	consolidation of regional banks into money center banks has reduced their focus on middle-market lending.

As a result, we believe that less competition facilitates higher quality deal flow and allows for greater selectivity throughout the investment process.

•	Robust Demand for Debt Capital. According to Pitchbook, a market research firm, private equity firms had approximately $486 billion of uncalled capital as of December 31, 2013 and raised approximately $85 billion in additional funds during the first six months of 2014. They have expanded their focus to include middle market opportunities due to the lack of opportunities in large capital buyout transactions. We expect the large amount of uninvested capital and the expanded focus on middle market opportunities to drive buyout activity over the next several years, which should, in turn, continue to create lending opportunities for us.

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Attractive Deal Pricing and Structures. We believe that, in general, middle-market debt investments are priced more attractively to lenders than larger, more liquid, public debt financings, due to the more limited universe of lenders as well as the highly negotiated nature of these financings. Middle-market transactions tend to offer stronger covenant packages, higher interest rates, lower leverage levels and better call protection compared to larger financings. In addition, middle-market loans typically offer other investor protections such as default penalties, lien protection, change of control provisions and information rights for lenders.

•	Specialized Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the Investment Team’s experience, lending to private U.S. middle-market companies is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies. Lending to smaller capitalization companies requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community.

Competitive Strengths

We believe that the Adviser’s disciplined approach to origination, portfolio construction and risk management should allow us to achieve favorable risk-adjusted returns while preserving our capital. We believe that the following competitive strengths provide positive returns for our investors:

•	Large and Experienced Team with Substantial Resources. The Adviser and its Investment Team is led by Michael C. Mauer and Christopher E. Jansen, who each has over 20 years of experience investing in, providing corporate finance services to, restructuring and consulting with middle-market companies. Messrs. Mauer and Jansen are supported by 16 additional investment professionals, who together have over 200 combined years of structuring strategic capital for business expansion, refinancings, capital restructuring, post-reorganization financing and servicing the general corporate needs of middle-market companies. We believe that the Investment Team and its resources provide a significant advantage and contribute to the strength of our business and enhance the quantity and quality of investment opportunities available to us.

•	Capitalize on the Investment Team’s Extensive Relationships with Middle-Market Companies, Private Equity Sponsors and Intermediaries. The members of the Investment Team have extensive networks for sourcing investment opportunities through corporate relationships and relationships with private equity firms, investment banks, restructuring advisors, law firms, boutique advisory firms and distressed/specialty lenders. We believe that the strength of these relationships in conjunction with the Investment Team’s ability to structure financing solutions for companies that incorporate credit protections at attractive returns for us provide us with a competitive advantage in identifying investment opportunities in our target market. In addition, pursuant to the terms of our relationship with Stifel and subject to certain restrictions, Stifel must use its commercially reasonable efforts to present to us to review and bid on, Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities consistent with our investment strategy.

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Disciplined Underwriting Policies and Rigorous Portfolio Management. Messrs. Mauer and Jansen have an established credit analysis and investment process to analyze investment opportunities thoroughly. This process, followed by the Investment Team, includes structuring loans with appropriate covenants and pricing loans based on our knowledge of the middle market and our rigorous underwriting standards. We focus on capital preservation by extending loans to portfolio companies with assets that we believe will retain sufficient value to repay us even in depressed markets or under liquidation scenarios. Each investment is analyzed from its initial stages by either Mr. Mauer or Mr. Jansen, the Adviser’s Co-Chief Investment Officers, and a senior investment professional of the Investment Team. Every initial investment requires the unanimous approval of the Adviser’s investment committee, consisting of Messrs. Mauer, Jansen and Stephan Kuppenheimer, who is Stifel’s appointee to our board of directors, pursuant to the terms our relationship with Stifel. Every follow-on investment decision in an existing portfolio company and any investment dispositions require approval by at least Messrs. Mauer and Jansen. Under the supervision of Messrs. Mauer and Jansen, the Investment Team’s senior investment professionals also monitor the portfolio for developments on a daily basis, perform credit updates on each investment, review financial performance on at least a quarterly basis, and have regular discussions with the management of portfolio companies. We believe the Adviser’s investment and monitoring process and the depth and experience of the Investment Team gives us a competitive advantage in identifying investments and evaluating risks and opportunities throughout the life cycle of an investment.

•	Ability to Structure Investments Creatively. Our Investment Team has the expertise and ability to structure investments across all levels of a company’s capital structure. These individuals have extensive experience in cash flow, asset-based lending, workout situations and investing in distressed debt, which should enable us to take advantage of attractive investments in recently restructured companies. Furthermore, with the capital raised in our initial public offering, we believe we are in a better position to leverage the existing knowledge and relationships that the Investment Team has developed to lead investments that meet our investment criteria. We believe that current market conditions allow us to structure attractively priced debt investments and may allow us to incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, payment-in-kind (“PIK”) interest and certain forms of equity securities.

Investment Strategy

We invest in unitranche loans, standalone second and first lien loans, and selectively in mezzanine loans/structured equity and in the equity of portfolio companies through warrants and other instruments, in most cases taking such upside participation interest as part of an overall relationship. We seek to invest primarily in lower middle-market companies that have annual revenues of at least $50 million and EBITDA of at least $15 million. Our investments typically range in size from $5 million to $25 million. We may invest in smaller or larger companies if there is an attractive opportunity, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. During such dislocations, we expect to see more deep value investment opportunities offering prospective returns that are disproportionate to the associated risk profile. We focus on companies with leading market positions, significant asset or franchise values, strong free cash flow and experienced senior management teams, with an emphasis on companies with high-quality sponsors. Our primary investment objective is to maximize current income and capital appreciation by investing directly in privately held lower middle-market companies.

The Adviser pursues investments for us with favorable risk-adjusted returns, including debt investments that offer high cash yields, cash origination fees, and lower leverage levels. The Adviser seeks to structure our debt investments with strong protections, including default penalties, information rights, and affirmative and negative financial covenants, such as lien protection and restrictions concerning change of control. We believe these protections, coupled with the other features of our investments, allow us to reduce our risk of capital loss and achieve attractive risk-adjusted returns, although there can be no assurance that we are always able to structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

Investment Criteria

The principals of the Adviser use the following investment criteria and guidelines to evaluate prospective portfolio companies. However, not all of these criteria and guidelines are used or met in connection with each of our investments.

•	Established companies with a history of positive operating cash flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Defensible and sustainable business. We seek to invest in companies with proven products and/or services that provide a competitive advantage versus its competitors or new entrants. The Adviser places an emphasis on the strength of historical operations and profitability and the generation of free cash flow to reinvest in the business or to utilize for debt service. The Adviser also focuses on the relative strength of the valuation and liquidity of collateral used to provide security for our investments, when applicable.

•	Seasoned management team with meaningful equity ownership. The Adviser generally requires that our portfolio companies have a seasoned management team, with strong corporate governance. The Adviser also seeks to invest in companies with management teams that have meaningful equity ownership. The Adviser believes that companies that have proper incentives in place, including having significant equity interests, motivate management teams to enhance enterprise value, which will act in accordance with our interests.

•	Significant Invested Capital. The Adviser believes that the existence of significant underlying equity value provides important support to our debt investments. The Adviser seeks investments in portfolio companies where it believes that the aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

•	Investment Partnerships. We seek to invest where private equity sponsors have demonstrated capabilities in building enterprise value. In addition, we seek to partner with specialty lenders and other financial institutions. The Adviser believes that private equity sponsors and specialty lenders can serve as committed partners and advisors that will actively work with the Adviser, the company and its management team to meet company goals and create value.

•	Ability to exert meaningful influence. We target investment opportunities in which we will be a significant investor in the tranche and in which we can add value through active participation in the direction of the company, sometimes through advisory positions.

•	Exit strategy. We generally seek to invest in companies that the Adviser believes possess attributes that will provide us with the ability to exit our investments. We typically expect to exit our investments through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan, which would result in a partial exit of our investment prior to the maturity of the loan.

Conflicts of Interests

As described more fully below, we have entered into certain agreements and arrangements with Stifel, Cyrus Capital and the Cyrus Funds that may cause conflicts of interest.

Stifel Arrangement

Stifel owns approximately 16% of our total outstanding common stock, and also owns a 20% interest in the Adviser. As a result, Stifel will benefit from our performance and our investments. Pursuant to an irrevocable proxy, Stifel has granted us the right to vote the shares of our common stock held by it in excess of 4.9% of our total outstanding common stock. Stifel has the right to nominate for election a member of our board of directors, who will be considered “interested” (that is, not independent for purposes of the 1940 Act). Pursuant to this right, Stifel nominated Stephen Kuppenheimer, who currently serves as a member of our board of directors. In addition, Stifel has the right to appoint a representative to the Adviser’s three-member board of managers and a member of the Adviser’s investment committee. Stifel appointed Mr. Kuppenheimer to the Adviser’s board of managers and investment committee. Stifel will not have any rights to exercise a controlling influence over our day-to-day operations or the operations or investment management function of the Adviser.

Six of the investment professionals employed by the Adviser as part of its Investment Team are also employees of Stifel pursuant to the Stifel Arrangement. Although these investment professionals dedicate a majority of their time to the business and activities of the Adviser, they are dual employees of both Stifel and the Adviser, and as a result, may continue to engage in investment advisory activities for Stifel. This dual employment arrangement could result in a conflict of interest and may distract these investment professionals from their responsibilities to us. Mr. Kuppenheimer is a member of the Adviser’s investment committee and will be a member of our board of directors. Mr. Kuppenheimer is also an employee of Stifel, and as a result, continues to engage in investment advisory activities for Stifel, which could result in a conflict of interest and may distract Mr. Kuppenheimer from his responsibilities to us. Messrs. Mauer and Jansen monitor the activities of the members of the Investment Team for any conflicts of interest and will seek to resolve them on our behalf, subject to the oversight of our board of directors. As a member of the Adviser’s investment committee and our board of directors, Mr. Kuppenheimer will recuse himself from consideration of any potential conflict related to Stifel, should any such conflicts arise.

Under the Stifel Arrangement and subject to certain restrictions, Stifel will use its commercially reasonable efforts to present to us the opportunity to review and bid on all Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities consistent with our investment strategy, subject to the approval of our board of directors, as necessary under the 1940 Act, and certain other limitations. Stifel may invest in the same portfolio companies that we invest in, and (regardless of whether our investment arose from a Stifel-originated opportunity) Stifel may, through such investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its interest in the Adviser. We believe that we may co-invest with Stifel and its affiliates upon approval of a majority of our directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Cyrus Capital Relationship

The Cyrus Funds own approximately 28% of our outstanding common stock, and also hold a 38% indirect economic interest, but no voting interest, in the Adviser. As a result, Cyrus Capital benefits from our performance and our investments. Pursuant to an irrevocable proxy, the Cyrus Funds’ shares of our common stock must be voted in the same percentages as our other stockholders (excluding Stifel) vote their shares. Cyrus Capital will not have any rights to exercise a controlling influence over our operations or the operations or investment management function of the Adviser. As a result of the relationship with Cyrus Capital and the Cyrus Funds, we could be presumed to be an affiliate of the Cyrus Funds under the 1940 Act. However, a person’s status as an “affiliate” under the 1940 Act is a rebuttable presumption, which we believe we can successfully refute. As a result, we believe that we may invest in the same portfolio companies that the Cyrus Funds invest in, without seeking exemptive relief from the SEC. In addition, the Cyrus Funds may, through such co-investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its economic interest in the Adviser. Cyrus Capital may also provide us with investment opportunities.

Pursuant to the Services Agreement, the Adviser is supported by 10 investment professionals of Cyrus Capital, selected by Messrs Mauer and Jansen, who provide investment services to us as part of the Adviser’s Investment Team and in connection with the Adviser’s obligations to us under the Investment Advisory Agreement. These investment professionals will continue to engage in investment advisory activities for the private investment funds managed by Cyrus Capital, including the Cyrus Funds, which could result in a conflict of interest, and may distract them from their responsibilities to us. Initially, we expect that the Adviser would rely on the investment professionals that perform analyst functions provided under the Services Agreement for less than 25% of the aggregate time dedicated to the business by the Adviser’s Investment Team. In addition, we will also be receiving other administrative services from the Adviser, pursuant to the Administration Agreement, which, in turn, are provided to the Adviser by Cyrus Capital under the terms of the Services Agreement.

Other Conflicts of Interest

We may also have conflicts of interest arising out of the investment advisory activities of the Adviser. The Adviser may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal investment allocation policies, (b) the requirements of the Investment Advisers Act of 1940 as amended (the “Advisers Act”), and (c) certain restrictions under the 1940 Act regarding co-investments with affiliates.

See “Risk Factors—Risks Related to Our Business—There are significant potential conflicts of interest that could affect our investment returns,” “—Conflict related to obligations the Adviser or its affiliates have to other clients” and “—The Adviser’s incentive fee structure may create incentives to it that are not fully aligned with the interests of our stockholders.”

Corporate Information

Our principal executive offices are currently located at 601 Lexington Avenue, 26th Floor, New York, New York 10022, and our telephone number is (212) 257-5199. We maintain a website located at www.cmfn-inc.com. Information on our website is not incorporated into or a part of this prospectus.

We are an “emerging growth company,” within the meaning of the JOBS Act. As an emerging growth company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable generally to public companies. We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year: (i) following the fifth anniversary of the completion of this offering; (ii) in which we have total annual gross revenue of at least $1.0 billion; or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

THE OFFERING

We may offer, from time to time, up to $500,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In addition, this prospectus relates to 6,000,004 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders.”

We may offer shares of our common stock at a discount to net asset value per share at prices approximating market value less selling expenses upon approval of our board of directors, including a majority of our independent directors, in certain circumstances. On November 6, 2014, our stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of the one year anniversary of the date of the Company’s 2014 Annual Meeting of Stockholders and the date of the Company’s 2015 Annual Meeting of Stockholders, which is expected to be held in November 2015. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in any prospectus supplement, if applicable.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities directly or through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding the offering of our securities:

Use of Proceeds	We plan to use the net proceeds of this offering to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for general working capital purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. We will not receive any proceeds from any selling stockholder. See “Use of Proceeds.”

Investment Advisory Agreement	We pay the Adviser a fee for its services under the Investment Advisory Agreement. This fee consists of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents. The base management fee is payable quarterly in arrears.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to an annualized hurdle rate of 8.0% with a “catch up” fee for returns between the 8.0% hurdle and 10.0%. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20.0% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. See “Management Agreements—Management Fee and Incentive Fee.”

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our Administration Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount (“OID”), debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to the Adviser, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

Our net pre-incentive fee investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee.

For the period from February 11, 2014 (the completion of our initial public offering) to December 31, 2014, the Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support a minimum dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the periods January 1, 2015 to December 31, 2015 and January 1, 2016 to December 31, 2016, the Adviser has agreed to waive its incentive fees, without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support minimum dividend payments on shares of common stock outstanding on the relevant dividend payment dates of 9.25% and 9.375%, respectively (to be paid on a quarterly basis). The annual dividend yield will be based on our initial public offering price per share.

Nasdaq Global Select Market symbol	“CMFN”

Trading at a discount	Shares of closed-end investment companies, including business development companies, frequently trade in the secondary market at a discount to their net asset values. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”

Sales of Common Stock Below Net Asset Value	We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have prior stockholder approval. In this regard, on November 6, 2014, our stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of the one year anniversary of the date of the Company’s 2014 Annual Meeting of Stockholders and the date of the Company’s 2015 Annual Meeting of Stockholders, which is expected to be held in November 2015. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Sales of Common Stock Below Net Asset Value.”

Distributions	We pay quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.

Taxation

We intend to elect to be treated for U.S. federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain our qualification as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and net short-term capital gains, if any, in excess of our net long-term capital losses. See “Distributions.”

Leverage	We expect to continue to use borrowed funds in order to make additional investments. We expect to use this practice, which is known as “leverage,” when the terms and conditions are favorable to long-term investing and aligned with our investment strategy and portfolio composition in an effort to increase returns to our stockholders, but this strategy involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such borrowing. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing.

We have, through CM SPV, our wholly owned subsidiary, entered into a Financing Facility with UBS. The Financing Facility includes the $102.0 million Term Financing, which expires in December 2017, and the $50.0 million Revolving Financing, which expires in December 2016. The Financing Facility is collateralized by a portion of the debt investments in our portfolio. We pay interest on the face amount of the Term Financing monthly at a rate of one-month LIBOR plus 2.75% per annum. As of September 30, 2014, $102.0 million was outstanding under the Term Financing. The Revolving Financing bears interest at a rate of 2.00% per annum and 0.50% per annum on any undrawn amounts. As of September 30, 2014, $21.5 million was outstanding under the Revolving Financing.

Dividend reinvestment plan	We have adopted an “opt out “dividend reinvestment plan for our stockholders. Under this plan, if we declare a cash distribution to our stockholders, the amount of such distribution will be automatically reinvested in additional shares of our common stock unless a stockholder specifically elects not to participate in our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay any applicable taxes. See “Dividend Reinvestment Plan.”

Administration Agreement

The Administration Agreement requires us to reimburse the Adviser for our allocable portion (subject to the review of our board of directors) of overhead and other expenses, including furnishing us (through the Services Agreement with Cyrus Capital) with office facilities and equipment and providing clerical, bookkeeping, record keeping and other administrative services at such facilities, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. To the extent that the

Adviser outsources any of its duties under the Administration Agreement, we will pay the fees associated with such functions on a direct basis, without incremental profit to the Adviser. See “Management Agreements—Administration Agreement.”

License arrangements	We have entered into a license agreement with the Adviser under which the Adviser has granted us a non-exclusive, royalty-free license to use the name “CM Finance.” For a description of the License Agreement, see “Management Agreements—License Agreement.”

Custodian and transfer agent	State Street Bank and Trust Company serves as our custodian, and American Stock Transfer & Trust Company, LLC serves as our transfer and distribution paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Anti-takeover provisions	Our charter and bylaws, as well as certain federal and state statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Common Stock.”

Available information	We are required to file periodic reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F. Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

We maintain a website at www.cmfn-inc.com and make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus or any prospectus supplement and should not be relied upon as such. You may also obtain such information free of charge by contacting us in writing at 601 Lexington Avenue, 26th Floor, New York, New York 10022.

Risk Factors	An investment in our securities is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see “Risk Factors” beginning on page 21 of this prospectus to read about factors you should consider before deciding to invest in our securities.

•	We have a limited operating history as a BDC and we have not yet elected to be treated as a RIC. The Adviser has limited experience managing a BDC or a RIC, and we and our Adviser may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

•	We are dependent upon key personnel of the Adviser for our future success. If the Adviser were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.

•	Our business model depends to a significant extent upon our Adviser’s network of relationships. Any inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	Our relationships with Cyrus Capital and Stifel may create conflicts of interest.

•	There are significant potential conflicts of interest that could negatively affect our investment returns.

•	The members of the Investment Team may, from time to time, possess material non-public information, limiting our investment discretion.

•	There are conflicts related to other arrangements with the Adviser.

•	Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.

•	The Adviser’s incentive fee structure may create incentives to it that are not fully aligned with the interests of our stockholders.

•	Our incentive fee may include the Adviser to make speculative investments.

•	The involvement of our interested directors in the valuations process may create conflicts of interest.

•	We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

•	We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

•	Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•	Because we finance our investments with borrowed money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

•	Because we borrow money to make our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net investment income.

•	Most of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of our securities pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understand the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	%(3)

Total Stockholder Transaction Expenses (as a percentage of offering price	—	%(4)
Annual Expenses (as percentage of net assets attributable to common stock)
Base management fees	2.21	%(5)
Incentive fees payable under the investment advisory agreement (20.0%)	1.99	%(6)
Interest payments on borrowed funds	4.00	%(7)
Other expenses	1.72	%(8)

Total annual expenses	9.92%

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”
(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	Our base management fee, payable quarterly in arrears, is 1.75% of our gross assets, including assets purchased with borrowed amounts or other forms of leverage and excluding cash and cash equivalents and is estimated by assuming the base management fee remains consistent with the fees incurred for the three months ended September 30, 2014. The base management fee payable in this example above does not include any waiver of the base management fees. For the period from February 11, 2014 (the completion of our initial public offering) to December 31, 2014, the Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support a minimum dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). See “Management Agreements—Investment Advisory Agreement.”
(6)

We may have capital gains and interest income that result in the payment of an incentive fee to the Adviser in the first year after completion of our initial public offering. The incentive fee payable in this example above does not include any waiver of incentive fees. However, the incentive fee payable to the Adviser is based on our performance and will not be paid unless we achieve certain goals. For the period from February 11, 2014 (the completion of our initial public offering) to December 31, 2014, the Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support a minimum dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the periods from January 1, 2015 to December 31, 2015 and from January 1, 2016 to December 31, 2016, the Adviser has agreed to waive its incentive fees, without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support minimum dividend payments on shares of common stock outstanding on the relevant dividend payment dates of 9.25% and 9.375%, respectively (be paid on a quarterly basis). The annual dividend yield will be based on our initial public offering price of $15.00 per share. Net investment income is defined as generally accepted accounting principles (“GAAP”) net income before net realized and unrealized gains (losses). See “Management Agreements—Investment Advisory Agreement.”

The incentive fee consists of two components, ordinary income and capital gains:

The ordinary income component, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “Pre-incentive Fee Net Investment Income” over a 2.0% quarterly (8.0% annualized) hurdle rate, expressed as a rate of return on the value of our net assets attributable to our common stock, and a “catch-up” provision, measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% subject to a deferral of non-cash amounts. The effect of the “catch-up” provision is that, subject to the deferral provisions discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, the Adviser will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The ordinary income component of the incentive fee will be computed on income that may include interest that is accrued but not yet received in cash. The portion of such incentive fee that is attributable to deferred interest (sometimes referred to as PIK interest, or OID will be paid to the Adviser only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle and there is no delay of payment if prior quarters are below the quarterly hurdle.

The capital gains component of the incentive fee equals 20.0% of our “Incentive Fee Capital Gains,” if any, which equals our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2014, provided that the capital gains component of the incentive fee determined as of December 31, 2014 is calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2014. See “Management Agreements—Management Fee and Incentive Fee.”

(7)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The 4.0% figure in the table includes all expected borrowing costs in connection with the Financing Facility we have with UBS. The costs associated with our outstanding borrowings are indirectly borne by our stockholders.

(8)	Includes our overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by the Adviser. See “Management Agreements —Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$79	$238	$397	$794

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income incentive fee under our investment advisory agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of a capital gains incentive fee under our investment advisory agreement. The incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. Further, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by (a) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors or (b) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL DATA

The following selected financial data for the years ended June 30, 2014 and June 30, 2013 is derived from our financial statements which have been audited by Ernst and Young, LLP, our independent registered public accounting firm. The selected financial data at September 30, 2014, and for the three months ended September 30, 2014, have been derived from unaudited financial data, but, in the opinion of management, reflect all adjustments that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the three months ended September 30, 2014 are not necessarily indicative of the results that may be expected for the year ending June 30, 2015. The data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

Statement of Operations Data:	For the three months ended September 30, 2014	For the year ended June 30, 2014	For the year ended June 30, 2013
	(unaudited)
Total investment income	$7,860,869	$21,134,061	$6,772,816
Total expenses, net of fee waiver	3,248,369	5,135,934	630,686
Net investment income	4,612,500	15,998,127	6,142,130
Net increase in net assets resulting from operations	4,593,440	16,176,034	7,996,171

Per Share Data:
Net asset value	$14.65	$14.65	N.A.
Net investment income	0.34	0.47	N.A.
Net increase in net assets resulting from operations	0.34	0.51	N.A.
Distributions declared	0.34	0.5187	N.A.

Balance Sheet Data:	At September 30, 2014	At June 30, 2014	At June 30, 2013
	(unaudited)
Investments at fair value	$298,672,633	$273,710,465	$119,209,284
Cash and cash equivalents	18,049,346	24,698,073	—
Total assets	335,567,193	308,759,998	186,938,136
Total liabilities	135,369,432	108,543,177	99,687,499
Total net assets	200,197,761	200,216,821	87,250,637

Other Data:
Number of portfolio companies at period end	25	24	11
Weighted average yield on debt investments at period end	11.72%	10.82%	10.72%

RISK FACTORS

Investing in our securities involves a number of significant risks. Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and any accompanying prospectus supplement, before you decide whether to make an investment in our securities. The risks set out below are the principal risks with respect to an investment in our securities generally and with respect to a business development company with investment objectives, investment policies, capital structures or trading markets similar to ours. However, they may not be not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history as a BDC and we have not yet elected to be treated as a RIC. The Adviser has limited experience advising a BDC or a RIC, and we and our Adviser may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We and the Adviser were formed in February 2012 and commenced operations in March 2012. Prior to the completion of our initial public offering in February 2014, we did not operate as a BDC and our Adviser had never managed a BDC. In addition, we had not qualified to be treated as a RIC. As a result of our limited operating history, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. We are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to other investment vehicles previously managed by the Adviser. BDCs are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. We and the Adviser have limited experience operating or advising under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We depend upon key personnel of the Adviser for our future success. If the Adviser were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.

We depend on the diligence, skill, experience and network of business contacts of the investment professionals of the Adviser, in particular Messrs. Mauer and Jansen, who are also members of the Adviser’s investment committee, executive officers and members of our board of directors. We can offer no assurance that Messrs. Mauer and Jansen will continue to provide investment advice to us. The loss of either Mr. Mauer or Mr. Jansen would limit our ability to achieve our investment objective and operate as we anticipate.

Messrs. Mauer and Jansen are currently supported by 16 investment professionals of whom 10 support the Adviser pursuant to the Services Agreement as well as other accounting and back-office professionals provided by Cyrus Capital under the Services Agreement. The Services Agreement has an initial term of five years and may be terminated by Cyrus Capital at any time only under certain circumstances, including if the Adviser ceases to provide investment advisory service to us. The Services Agreement may also be terminated by either Cyrus Capital or the Adviser upon 90 days’ notice prior to the initial five-year term and the expiration of each one-year anniversary thereafter. Accordingly, we can offer no assurance that the Adviser will continue to be supported by sufficient investment personnel and other personnel directly or pursuant to the Services Agreement. In addition, the termination of the Services Agreement by Cyrus Capital could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends to a significant extent upon our Adviser’s network of relationships. Any inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon the Adviser to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, including Stifel and Cyrus Capital, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or members of the Investment Team fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our relationship with Cyrus Capital may create conflicts of interest.

The Cyrus Funds, managed by Cyrus Capital, own approximately 28% of our outstanding common stock. The Cyrus Funds also have a 38% indirect economic interest in the Adviser. The Investment Team currently includes 10 investment professionals who are employees of Cyrus Capital. These Cyrus Professionals also engage in investment advisory activities for the private investment funds managed by Cyrus Capital, including the Cyrus Funds, which could result in conflicts of interest with respect to, among other things, the allocation of investment opportunities, and may distract them from their responsibilities to us. Cyrus Capital also provides certain financial, accounting and administrative services to the Adviser pursuant to the Services Agreement with the Adviser upon which the Adviser relies to satisfy its obligations under the Administration Agreement, and is reimbursed by the Adviser for the expenses it incurs in connection with providing such services.

In addition, as a result of the relationship with Cyrus Capital and the Cyrus Funds, we could be presumed to be an affiliate of the Cyrus Funds under the 1940 Act. However, a person’s status as an “affiliate” under the 1940 Act is a rebuttable presumption, which we believe we can successfully refute. As a result, we believe that we may invest in the same portfolio companies that the Cyrus Funds invest in, without seeking exemptive relief from the SEC. However, we can provide no assurance that the SEC or its staff will not take a contrary position. If the SEC or its staff does deem us to be an affiliate of Cyrus Capital, we would be required to obtain an exemptive order from the SEC in order to co-invest with affiliates of Cyrus Capital. We can offer no assurance that we will successfully obtain such an order. If we cannot co-invest with affiliates of Cyrus Capital, our business, financial condition, results of operations and cash flows could be materially adversely affected. In addition, the Cyrus Funds may, through such co-investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its economic interest in the Adviser.

Our relationship with Stifel may create conflicts of interest.

Stifel owns approximately 16% of our outstanding common stock. Stifel also has a 20% interest in the Adviser. Six members of the Adviser’s Investment Team are dual employees of the Adviser and Stifel, and also engage in investment advisory activities for Stifel, which could result in a conflict of interest and may distract them from their responsibilities to us. Mr. Kuppenheimer is a member of the Adviser’s investment committee and a member of our board of directors. Mr. Kuppenheimer is also an employee of Stifel, and will continue to engage in investment advisory activities for Stifel, which could result in a conflict of interest and may distract Mr. Kuppenheimer from his responsibilities to us.

Under the Stifel arrangement and subject to certain restrictions, Stifel will use its commercially reasonable efforts to present to us to review and bid on, Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities consistent with our investment strategy, subject to the approval of our board of directors, as necessary under the 1940 Act, and certain other limitations. Stifel may invest in the same portfolio companies that we invest in (regardless of whether our investment arose from a Stifel-originated opportunity), and Stifel may, through such investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its interest in the Adviser. We believe that we may co-invest with Stifel and its affiliates upon approval of a majority of our directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. However, we can provide no assurance that the SEC or its staff will not take a contrary position. If the SEC or its staff takes a contrary position, we would be required to obtain an exemptive order from the SEC in order to co-invest with Stifel and its affiliates. We can offer no assurance that we will successfully obtain such an order. If we cannot co-invest with Stifel and its affiliates, our business, financial condition, results of operations and cash flows could be materially adversely affected.

In addition, Stifel, through Keefe, Bruyette & Woods, Inc., a subsidiary of Stifel’s parent, Stifel Financial Corp., will be a “principal underwriter,” as defined in the 1940 Act, by virtue of and during the term of, any future offering in which Stifel may be part of the underwriting syndicate. As a result, our ability to co-invest with Stifel will be limited during the term of any future offering in which Stifel acts as a “principal underwriter.” If we cannot co-invest with affiliates of Stifel, our business, financial condition, results of operations and cash flows could be materially adversely affected.

There are significant potential conflicts of interest that could negatively affect our investment returns.

There may be times when the Adviser or the members of the Investment Team have interests that differ from those of our stockholders, giving rise to conflicts of interest. The members of the Adviser’s investment committee and the Investment Team serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, such as Stifel or Cyrus Capital, or of investment funds, accounts, or investment vehicles managed by the Adviser, Stifel or Cyrus Capital. Similarly, the Adviser or the members of the Investment Team may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. In addition, the Adviser and some of its affiliates, including our officers and our non-independent directors, are not prohibited from raising money for, or managing, another investment entity that makes the same types of investments as those we target. The members of the Investment Team who are employees of Cyrus Capital will also be engaging in investment advisory activities for the private investment funds managed by Cyrus Capital, including the Cyrus Funds, and are not prohibited from raising money for, or managing another investment entity that makes the same types of investments as those we target. The members of the Investment Team who are dual employees of the Adviser and Stifel, as well as Mr. Kuppenheimer, who is also an employee of Stifel, may continue to engage in investment advisory activities for Stifel, which could result in a conflict of interest and may distract them from their responsibilities to us. As a result, and although the Adviser and its Investment Team are subject to a written conflicts of interest policy, the time and resources the Adviser’s Investment Team and certain members of the Adviser’s investment committee could devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities.

The members of the Investment Team may, from time to time, possess material non-public information, limiting our investment discretion.

The investment professionals of the Adviser may serve as directors of, or in a similar capacity with, portfolio companies in which we invest. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

There are conflicts related to other arrangements with the Adviser.

We have entered into a License Agreement with the Adviser under which the Adviser has agreed to grant us a non-exclusive, royalty-free license to use the name “CM Finance.” See “Management Agreements—License Agreement.” In addition, we have entered into an Administration Agreement with the Adviser pursuant to which we are required to pay to the Adviser our allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under such Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and our chief compliance officer and their respective staffs. This will create conflicts of interest that our board of directors will monitor. For example, under the terms of the license agreement, we will be unable to preclude the Adviser from licensing or transferring the ownership of the “CM Finance” name to third parties, some of whom may compete against us. Consequently, we will be unable to prevent any damage to goodwill that may occur as a result of the activities of the Adviser or others. Furthermore, in the event the license agreement is terminated, we will be required to change our name and cease using “CM Finance” as part of our name. Any of these events could disrupt our recognition in the market place, damage any goodwill we may have generated and otherwise harm our business.

Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.

Our ability to achieve our investment objective will depend on our ability to manage our business and to grow our investments and earnings. This will depend, in turn, on the Adviser’s ability to identify, invest in and monitor portfolio companies that meet our investment criteria. The achievement of our investment objective on a cost-effective basis will depend upon the Adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. The Adviser’s investment professionals may have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. The personnel of the Adviser may also be called upon to provide managerial assistance to our portfolio companies. These activities may distract them from identifying new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, although CM Investment Partners, LP was led by Messrs. Mauer and Jansen, the remaining investment team of CM Investment Partners, LP was composed of different investment professionals than the current investment team of the Adviser, which may result in materially different investment performance.

The Adviser’s incentive fee structure may create incentives to it that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we pay management and incentive fees to the Adviser. We have entered into an Investment Advisory Agreement with the Adviser that provides that these fees will be based on the value of our gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on the value of our gross assets, the Adviser will benefit when we incur debt or use leverage. This fee structure may encourage the Adviser to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor our stockholders.

Our board of directors is charged with protecting our interests by monitoring how the Adviser addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each investment decision, borrowing or incurrence of leverage, our independent directors will periodically review the Adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, the Adviser may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

Our incentive fee may induce the Adviser to make speculative investments.

The Adviser receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. Additionally, under the incentive fee structure, the Adviser may benefit when we recognize capital gains and, because the Adviser will determine when to sell a holding, the Adviser will control the timing of the recognition of such capital gains. As a result, the Adviser may have a tendency to invest more capital in investments likely to result in capital gains, compared to income-producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss and may pay more than 20.0% of our net capital gains because we cannot recover payments made in previous years.

The Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation) above a threshold return for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees and incentive fees payable by us to the Adviser.

Certain of our debt investments contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, and receipt of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to the Adviser is based on the value of our gross assets, and receipt of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable to the Adviser.

The involvement of our interested directors in the valuation process may create conflicts of interest.

We expect to make most of our portfolio investments in the form of loans and securities that are not publicly traded and for which there are limited or no market based price quotation available. As a result, our board of directors will determine the fair value of these loans and securities in good faith as described below in “—Most of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from the Adviser may provide our board of directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for each portfolio investment will be reviewed by an independent valuation firm quarterly, the ultimate determination of fair value will be made by our board of directors and not by such third-party valuation firm. In addition, Messrs. Mauer and Jansen, each an interested member of our board of directors, has a direct or indirect pecuniary interest in the Adviser. The participation of the Adviser’s investment professionals in our valuation process, and the pecuniary interest in the Adviser by certain members of our board of directors, could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of our gross assets, and our incentive fees will be based, in part, on realized gains and realized and unrealized losses.

The Investment Advisory Agreement and the Administration Agreement with the Adviser were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to the Adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with the Adviser and its affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our incentive fee arrangements with the Adviser may vary from those of other investment funds, account or investment vehicles that the Adviser may manage in the future, which may create an incentive for the Adviser to devote time and resources to a higher fee-paying fund.

If the Adviser is paid a higher performance-based fee from any other fund that it may manage in the future, it may have an incentive to devote more research and development or other activities, and/or recommend the allocation of investment opportunities, to such higher fee-paying fund. For example, to the extent the Adviser’s incentive compensation is not subject to a hurdle or total return requirement with respect to another fund, it may have an incentive to devote time and resources to such other fund. As a result, the investment professionals of the Adviser may devote time and resources to a higher fee-paying fund.

The Adviser’s liability is limited under the Investment Advisory Agreement and we have agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser has not assumed any responsibility to us other than to render the services called for under that agreement. It will not be responsible for any action of our board of directors in following or declining to follow the Adviser’s advice or recommendations. Under the Investment Advisory Agreement, the Adviser, its officers, members and personnel, and any person controlling or controlled by the Adviser will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the duties that the Adviser owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify the Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We will compete with public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our RIC qualification. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

To qualify as a RIC under Subchapter M of the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The source-of-income requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we intend to incur debt, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level U.S. federal income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private or thinly traded public companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate income taxes could substantially reduce our net assets, the amount of income available for distributions to our stockholders and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our securities.

You may not receive distributions, or our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. All distributions will be made at the discretion of our board of directors and will depend on our earnings, financial condition, maintenance of RIC status, compliance with applicable BDC, SBA regulations (if applicable) and such other factors as our board of directors may deem relative from time to time. We cannot assure you that we will make distributions to our stockholders in the future.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accrual of OID. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities, and increases in loan balances as a result of contracted PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our qualification as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level U.S. federal income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even if the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

If we form an SBIC subsidiary, such subsidiary may be unable to make distributions to us that could be necessary for us to maintain RIC status.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level U.S. federal income taxes, we are required to distribute substantially all of our net taxable income and net capital gain income, including income of any SBIC subsidiary that we form. If we form an SBIC subsidiary, we expect that we would be partially dependent on the SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. The SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for the SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if the SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of corporate-level U.S. federal income tax on us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of our indebtedness. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below then-current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests. On November 6, 2014, our stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of the one year anniversary of the date of the Company’s 2014 Annual Meeting of Stockholders and the date of the Company’s 2015 Annual Meeting of Stockholders, which is expected to be held in November 2015. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution. In addition, neither Stifel nor the Cyrus Funds are subject to these restrictions and may sell their respective shares of our common stock at a per share price that is below net asset value per share, which may negatively affect the prevailing market prices for our common stock and our ability to raise additional capital.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by reducing the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

Because we finance our investments with borrowed money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. If we continue to use leverage to partially finance our investments through banks, insurance companies and other lenders, you will experience increased risks of investment in our common stock. Lenders of these funds have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. As of September 30, 2014, substantially all of our assets were pledged as collateral under the Financing Facility. In addition, under the terms of the Financing Facility and any borrowing facility or other debt instrument we may enter into, we are likely to be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions with respect to our common stock or preferred stock. Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to the Adviser will be payable based on the value of our gross assets, including those assets acquired through the use of leverage, the Adviser will have a financial incentive to incur leverage, which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to the Adviser.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings (other than potential leverage in future SBIC subsidiaries, should we receive an SBIC license, subject to exemptive relief) and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual results may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)

(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(19.1)%	(10.8)%	(2.5)%	5.9%	14.2%

(1)	Assumes $333.6 million in total assets, $123.5 million in debt outstanding, $200.2 million in net assets, and an average cost of funds of 4.00%. Actual interest payments may be different.

In addition, our debt facilities may impose financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC under the Code.

We may default under the Financing Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

In the event we default under the Financing Facility or any other future borrowing facility, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at prices that may be disadvantageous to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Financing Facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under the Financing Facility or such future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Provisions in the Financing Facility or any other future borrowing facility may limit our discretion in operating our business.

The Financing Facility is, and any future borrowing facility may be, backed by all or a portion of our loans and securities on which the lenders will or, in the case of a future facility, may have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, any security interests as well as negative covenants under the Financing Facility or any other borrowing facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under the Financing Facility or any other borrowing facility were to decrease, we would be required to secure additional assets in an amount equal to any borrowing base deficiency.

In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the Financing Facility or any other borrowing facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make stockholder distributions.

In addition, under the Financing Facility or any future borrowing facility we will be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage, which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under the Financing Facility or any other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the Financing Facility or any other borrowing facility until the lenders have been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC.

Because we borrow money to make our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. There is no limit on our ability to enter derivative transactions.

In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of our pre-incentive fee net investment income and, as a result, an increase in incentive fees payable to the Adviser.

We are exposed to risks associated with changes in interest rates including potential effects on our cost of capital and net investment income.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 6 years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association, or BBA, in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations and reviews of the framework for the setting of LIBOR by regulators and governmental authorities in various jurisdictions are ongoing. In this regard, the administration of LIBOR is now the responsibility of NYSE Euronext Rates Administration Limited.

Actions by the LIBOR Administrator, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility.

Most of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

Most of our portfolio investments will take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and we will value these investments at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our investments. Most, if not all, of our investments (other than cash and cash equivalents) will be classified as Level 3 under the Financial Accountant Standards Board (“FASB”) Accounting Standards Codification Topic 820: Fair Value Measurements and Disclosures (“ASC 820”). This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-

binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of independent service providers to review the valuation of these loans and securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our common stock less attractive because we will rely on some or all of these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”) for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

New or amended laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and our filings with the SEC, and may shift our investment focus from the areas of expertise of the Adviser to other types of investments in which the Adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive our investment objective or certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

If we receive qualification from the SBA to be licensed as an SBIC but we are unable to comply with SBA regulations thereafter, our business plan and investment objective could be adversely affected.

We intend to apply for license to form an SBIC subsidiary. The application is subject to SBA approval and we can make no assurances that the SBA will approve our application. If we receive this qualification, we will become subject to SBA regulations that may constrain our activities. We may need to make allowances in our investment activity to comply with SBA regulations. In addition, SBA regulations may impose parameters on our business operations and investment objectives that are different from those we otherwise would have if we were not subject to these regulations. Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA-sponsored debenture program. The SBA also limits the maximum amount that may be borrowed by any single SBIC. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event that would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise. To the extent that we obtain an SBIC license, this would prohibit a change of control of our SBIC subsidiary without prior SBA approval. If we are unable to comply with SBA regulations, our business plan and growth strategy could be materially adversely affected.

The Adviser can resign as the Adviser or administrator upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right under the Investment Advisory Agreement to resign as the Adviser at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. Similarly, the Adviser has the right under the Administration Agreement to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Adviser were to resign, we may not be able to find a new investment adviser or administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Cyrus Capital can terminate the Services Agreement with the Adviser under certain conditions and we may not be able to find suitable replacement resources, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Services Agreement with Cyrus Capital is subject to an initial five-year period, which will expire on December 16, 2018. However, Cyrus Capital may terminate the Services Agreement under certain circumstances prior to the expiration of its fifth anniversary whether we have found a replacement for the resources under the agreement or not. If Cyrus Capital were to terminate the Services Agreement, we may not be able to hire internal investment professionals with similar expertise and ability to provide the same or equivalent services on acceptable terms. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the investment professionals of Cyrus Capital. Even if we are able to retain comparable professionals, whether internal or external, the integration of such investment professionals and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We are highly dependent on information systems, and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of the Adviser, which are provided to the Adviser by Cyrus Capital pursuant to the Services Agreement directly or through third party service providers. Any failure or interruption of such systems, including as a result of the termination of the Services Agreement or an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

The broader economic fundamentals of the United States economy remain uncertain. Unemployment levels remain elevated and other economic fundamentals remain depressed. In the event that the United States economic performance contracts, it is likely that the financial results of middle market companies, like those in which we invest, could experience deterioration or limited growth, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic or other conditions, which could also have a negative impact on our future results.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as China, may have a severe impact on the worldwide and United States financial markets. Moreover, there are concerns that the recent economic slowdown in China could have a negative impact on markets throughout the world. We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Our board of directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our board of directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to stockholder distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or that otherwise might be in their best interest. The cost of any such reclassification would be borne by our common stockholders. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our board of directors is divided into three classes of directors serving staggered terms. A classified board may render a change in control of us or removal of our incumbent management more difficult. The Maryland General Corporation Law and our charter and bylaws contain additional provisions that may discourage, delay or make more difficult a change in control of CM Finance Inc or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See “Description of Our Common Stock—Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

Risks Relating to our Investments

Economic recessions or downturns could adversely affect our portfolio companies, leading to defaults on our investments, which would harm our operating results.

Many of the portfolio companies in which we expect to make investments, including those currently included in our portfolio, are likely to be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. In such event, the number of our non-performing assets is likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

We may hold the loans and debt securities of leveraged companies that may, due to the significant operating volatility typical of such companies, enter into bankruptcy proceedings, and we could lose all or part of our investment, which would harm our operating results.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Leveraged companies may also experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect that company. If the proceeding is converted to a liquidation, the value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the loans or debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Credit risk is the potential loss we may incur from a failure of a company to make payments according to the terms of a contract. We are subject to credit risk because of our strategy of investing in the debt of leveraged companies and our involvement in derivative instruments. Our exposure to credit risk on our investments is limited to the fair value of the investments. Our derivative contracts are executed pursuant to an International Swaps and Derivatives Association master agreement that we currently have in place with UBS with respect to the Financing Facility. Any material exposure due to counter-party risk under the Financing Facility could have a material adverse effect on our operating results.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we may have actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance.

Our investments in private and middle-market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we will rely on the ability of the Adviser’s investment professionals to obtain adequate information to evaluate the potential returns and risks from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies we invest in and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid loans and securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. Also, as noted above, we may be limited or prohibited in our ability to sell or otherwise exit certain positions in our initial portfolio as such a transaction could be considered a joint transaction prohibited by the 1940 Act.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;

•	applicable market yields and multiples;

•	security covenants;

•	call protection provisions;

•	information rights;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;

•	comparisons of financial ratios of peer companies that are public;

•	comparable merger and acquisition transactions; and

•	principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize.

As of September 30, 2014, our investments in the oil and gas industry (including oilfield services and pipelines) represented approximately 28.2% of the fair value of our portfolio, our investments in the telecommunications industry represented approximately 17.6% of the fair value of our portfolio, and our investments in the healthcare-products/services industry represented approximately 16.3% of the fair value of our portfolio. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Our investments in the oil and gas industry face considerable uncertainties including substantial regulatory challenges.

Our investments in portfolio companies that operate in the oil and gas, oilfield services and pipeline industries represent approximately 28.2% of our total portfolio as of September 30, 2014. The revenues, income (or losses) and valuations of oil and gas companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

Commodity Pricing Risk. In general, commodity prices directly affect oil and gas companies, especially for those who own the underlying commodity. In addition, the volatility of commodity prices can affect other oil and gas companies due to the impact of prices on the volume of commodities produced, transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect oil and gas companies’ ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility as evident in the recent and sudden decline in oil prices during the second half of 2014.

Regulatory Risk. Changes in the regulatory environment could adversely affect the profitability of oil and gas companies. Federal, state and local governments heavily regulate the businesses of oil and gas companies in diverse matters, such as the way in which assets are constructed, maintained and operated and the prices oil and gas companies may charge for their products and services. Such regulation can change over time in scope and intensity.

Production Risk. The volume of crude oil, natural gas or other energy commodities available for producing, transporting, processing, storing, distributing or generating power may materially impact the profitability of energy companies. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices, political events, OPEC actions or otherwise, could reduce revenue and operating income or increase operating costs of energy companies and, therefore, their ability to pay debt or dividends.

Demand Risk. A sustained decline in demand for crude oil, natural gas and refined petroleum products could materially affect revenues and cash flows of energy companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, increases in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or shifts in consumer demand for such products.

Depletion and Exploration Risk. Oil and gas companies’ commodities naturally deplete over time. Depletion could have a material adverse impact on such company’s ability to maintain its revenue. Further, estimates of reserves may not be accurate and, even if accurate, reserves may not be produced profitably. In addition, exploration of energy resources, especially of oil and natural gas, is inherently risky and requires large amounts of capital.

Weather Risk. Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power or may directly affect the operations of individual companies. This weather-related risk may create fluctuations in earnings of energy companies.

Operational Risk. Oil and gas companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations.

Competition Risk. The oil and gas companies in which we may invest will face substantial competition in acquiring properties, enhancing and developing their assets, marketing their commodities, securing trained personnel and operating their properties. Many of their competitors may have financial and other resources that substantially exceed their resources.

Valuation Risk. The valuation of our holdings in oil and gas portfolio companies is subject to uncertainties inherent in estimating quantities of reserves of oil, natural gas and coal and in projecting future rates of production and the timing of development expenditures, which are dependent upon many factors beyond our control. The estimates rely on various assumptions, including, but not limited to, commodity prices, operating expenses, capital expenditures and the availability of funds, and are therefore inherently imprecise indications of future net cash flows. Actual future production, cash flows, taxes, operating expenses, development expenditures and quantities of recoverable reserves may vary substantially from those assumed in the estimates. Any significant variance in these assumptions could materially affect the value of our investments in oil and gas companies.

Climate Change. There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of oil and gas companies vary with weather conditions, primarily temperature and humidity. To the extent climate changes affect weather conditions, energy use could increase or decrease depending on the duration and magnitude of any changes. Increased oil and gas use due to weather changes may require additional investments by our portfolio companies in more pipelines and other infrastructure to serve increased demand. A decrease in oil and gas use due to weather changes may affect our portfolio companies’ financial condition through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Potential lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters could also affect oil and gas companies, based on links drawn between greenhouse gas emissions and climate change.

Our investments in the healthcare industry face considerable uncertainties including substantial regulatory challenges.

Our investments in portfolio companies that operate in the healthcare industry represent approximately 16.3% of our total portfolio as of September 30, 2014. Our investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.

Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

Our investments in the telecommunications industry face considerable uncertainties including substantial regulatory challenges.

Our investments in portfolio companies that operate in the telecommunications industry represent approximately 17.6% of our total portfolio as of September 30, 2014. Portfolio companies in the telecommunications sector are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the portfolio company. Adverse economic, business, or regulatory developments affecting the telecommunications sector could have a negative impact on the value of our investments in portfolio companies operating in this industry, and therefore could negatively impact our business and results of operations.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, including exercising warrants, options or convertible securities that were acquired in the original or subsequent financing; in seeking to:

•	increase or maintain in whole or in part our position as a creditor or our equity ownership percentage in a portfolio company;

•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements of the 1940 Act or the desire to maintain our qualification as a RIC.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not hold controlling equity positions in any of the portfolio companies included in our portfolio and, although we may do so in the future, we do not currently intend to hold controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we expect to hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and ability to make stockholder distributions and result in a decline in the market price of our shares.

We are subject to the risk that the debt investments we make in portfolio companies may be repaid prior to maturity. We expect that our investments will generally allow for repayment at any time subject to certain penalties. When this occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make, or the amount of, stockholder distributions with respect to our common stock, which could result in a decline in the market price of our shares.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest a portion of our capital in second lien and subordinated loans issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the loans in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with loans in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

The disposition of our investments may result in contingent liabilities.

We currently expect that substantially all of our investments will involve loans and private securities. In connection with the disposition of such an investment, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

We may not realize gains from our equity investments.

When we invest in loans and debt securities, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Relating to Our Common Stock

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. On November 6, 2014, our stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of the one year anniversary of the date of the Company’s 2014 Annual Meeting of Stockholders and the date of the Company’s 2015 Annual Meeting of Stockholders, which is expected to be held in November 2015. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “—Existing stockholders may incur dilution if, in the future, we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock” for a discussion of a proposal approved by our stockholders that permit us to issue shares of our common stock below net asset value.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. See “Material U.S. Federal Income Tax Considerations.”

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, and higher volatility or loss of principal, than alternative investment options. Our investments in portfolio companies may be speculative and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of our qualification as a RIC or BDC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	increases in the interest rates we pay;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of the Adviser’s key personnel;

•	change in the Adviser’s relationship with Cyrus Capital under the Services Agreement;

•	change in the Adviser’s relationship with Stifel under the Stifel arrangement;

•	sales of our shares by the Cyrus Funds;

•	sales of our shares by Stifel;

•	operating performance of companies comparable to us; and

•	general economic trends and other external factors.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Stifel owns approximately 16% of our total outstanding common stock, and the Cyrus Funds own, in the aggregate, approximately 28% of our total outstanding common stock. Upon expiration or waiver of any applicable lock-up periods, shares issued by us to Stifel and the Cyrus Funds in connection with the CM Finance Merger will generally be freely tradable in the public market, subject to the volume limitations, applicable holding periods and other provisions of Rule 144 under the Securities Act. Sales of substantial amounts of our common stock, the availability of such common stock for sale or the registration of such common stock for sale and the ability of our stockholders, including Stifel and the Cyrus Funds to sell their respective shares at a price per share that is below our then current net asset value per share could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so and negatively impact the market of our common stock.

Risks Relating to an Offering of Our Securities

We may be unable to invest a significant portion of the net proceeds raised from our offerings on acceptable terms, which would harm our financial condition and operating results.

Delays in investing the net proceeds raised in our offerings may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds from any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results. We anticipate that, depending on market conditions, it may take a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During such a period, we will continue to invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective, and given our expense ratio and the prevailing interest rate climate, there is a possible risk of losing money on the offering proceeds of certain securities, such as debt securities during this interval. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering are invested in securities meeting our investment objective, the market price for our securities may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. On November 6, 2014, our stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of the one year anniversary of the date of the Company’s 2014 Annual Meeting of Stockholders and the date of the Company’s 2015 Annual Meeting of Stockholders, which is expected to be held in November 2015. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “—Existing stockholders may incur dilution if, in the future, we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock” for a discussion of a proposal approved by our stockholders that permit us to issue shares of our common stock below net asset value.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution (i.e., not subject to any legal restrictions under Maryland law on the distribution thereof). We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we may be limited in our ability to make distributions. In addition, for so long as the Financing Facility, or any other borrowing facility that we enter into, is outstanding, we anticipate that we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. See “Material U.S. Federal Income Tax Considerations.”

We may allocate the net proceeds from an offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. In addition, we can provide you with no assurance that by increasing the size of our available equity capital our expense ratio or debt ratio will be lowered.

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Existing stockholders may incur dilution if, in the future, we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our board of directors makes certain determinations. In this regard, on November 6, 2014, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of the one year anniversary of the date of the Company’s 2014 Annual Meeting of Stockholders and the date of the Company’s 2015 Annual Meeting of Stockholders, which is expected to be held in November 2015. Continued access to this exception will require approval of similar proposals at future stockholder meetings. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares. Please see “Sales of Common Stock Below Net Asset Value” for a more complete discussion of the potentially dilutive impacts of an offering at a price less than net asset value per share.

Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value. Assume that Company XYZ has 10,000,000 total shares outstanding, $150,000,000 in total assets and $50,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or net asset value, and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its net asset value per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	10,000,000	10,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808		(0.2)%

(1)	Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

Our shares might trade at premiums that are unsustainable or at discounts from net asset value.

Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.

The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, and higher volatility or loss of principal, than alternative investment options. Our investments in portfolio companies may be speculative and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of our qualification as a RIC or business development company;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of the Adviser’s key personnel;

•	operating performance of companies comparable to us; and

•	general economic trends and other external factors.

Sales of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

As of January 8, 2015 we had 13,666,666 shares of common stock outstanding. On                     , 2015, the SEC declared effective our shelf registration statement on Form N-2 (File No. 333-            ), allowing us to offer, from time to time, up to $500,000,000 worth of our common stock, preferred stock, subscription rights, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. Sales of substantial amounts of our common stock, or the availability of shares for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

If we issue preferred stock and/or debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock and/or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock and/or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the distribution requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

The trading market or market value of our debt securities or any convertible debt securities, if issued to the public, may be volatile.

Our debt securities or any convertible debt securities, if issued to the public, may or may not have an established trading market. We cannot assure investors that a trading market for our debt securities or any convertible debt securities, if issued to the public, would develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities or any convertible debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to redemption may materially adversely affect the return on any debt securities.

If we issue any debt securities or any convertible debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.

Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The risk of dilution is greater if there are multiple rights offerings. However, our board of directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to business development companies by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and the accompanying prospectus supplement, if any, constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and the accompanying prospectus supplement, if any, involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the effect of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	our contractual arrangements and relationships with Stifel and Cyrus Capital;

•	actual and potential conflicts of interest with the Adviser;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of the Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the ability of the Adviser to attract and retain highly talented professionals;

•	our ability to qualify and maintain our qualification as a RIC and as a business development company; and

•	our ability to obtain an SBIC license;

•	the effect of future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or RICs.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words.

We have based the forward-looking statements included in this prospectus and the accompanying prospectus supplement, if any, on information available to us on the date of this prospectus and the accompanying prospectus supplement, if any, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation. You are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement to which this prospectus relates, or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus and the accompanying prospectus supplement, if any.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds of this offering, to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus, to reduce a portion of our outstanding borrowings under the Financing Facility and for general working capital purposes. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. We will not receive any proceeds from any sale of common stock by the selling stockholders.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “CMFN.” In connection with our initial public offering, our shares of common stock began trading on February 6, 2014, and before that date, there was no established trading market for our common stock.

The following table sets forth, for each fiscal quarter since our common stock began trading, the range of high and low closing prices of our common stock as reported on the NASDAQ Global Select Market, the sales price as a percentage of our net asset value, or NAV, and the dividends declared by us for each fiscal quarter since our initial public offering.

Fiscal Year Ended	NAV Per Share(1)		Closing Sales Price(2)		Premium or Discount of High Sales to NAV(3)	Premium or Discount of Low Sales to NAV(3)
			High	Low
June 30, 2015
Third quarter (through January 8, 2015)	$	*	$11.28	$11.12	*	*
Second quarter		*	13.64	10.03	*	*
First quarter		14.65	14.82	13.02	1.16%	(11.13)%
June 30, 2014
Fourth quarter		14.65	15.45	12.86	5.46	(12.22)
Third quarter (from February 6, 2014)(4)		14.63	16.09	15.02	9.98	2.67

(1)	NAV is determined as of the last date in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Closing sales price is determined as the high or low closing sales price noted within the respective quarter, not adjusted for dividends.
(3)	Calculated as of the respective high or low sales price divided by the quarter end NAV.
(4)	Our stock began trading on February 6, 2014.

On January 8, 2015, the last reported sales price of our common stock was $11.12 per share. As of January 8, 2015, we had 34 stockholders of record, which did not include stockholders for whom shares are held in nominee or street name.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since they began trading on February 6, 2014, in connection with our initial public offering, our shares of common stock have traded at times at a discount to the net assets attributable to those shares.

To the extent that we have income available, we intend to make quarterly distributions to our stockholders. Our quarterly stockholder distributions, if any, will be determined by our board of directors. Any stockholder distribution to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated as a RIC under the Code. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any, to our stockholders. In order to avoid certain U.S. federal excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid to our Adviser. See “Dividend Reinvestment Plan.”

The following table summarizes our quarterly cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors since our initial public offering:

Fiscal Year Ended	Date Declared	Record Date	Payment Date	Amount Per Share
June 30, 2015
Second Quarter	November 6, 2014	December 18, 2014	January 5, 2015	$0.3375
First Quarter	September 4, 2014	September 18, 2014	October 1, 2014	$0.3375

June 30, 2014
Fourth Quarter	May 14, 2014	June 16, 2014	July 1, 2014	$0.3375
Third Quarter	March 14, 2014	March 24, 2014	March 31, 2014	$0.1812

Total				$1.1937

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our Consolidated Financial Statements, including the notes to those statements, included in this prospectus.

	For The Three Months Ended September 30, 2014	For The Fiscal Year Ended June 30, 2014
Earnings to Fixed Charges(1)	5.2	5.5

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

CM Finance Inc, a Maryland corporation formed in May 2013, is a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”), and intends to elect to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments by targeting investment opportunities with favorable risk-adjusted returns. The Company invests primarily in middle-market companies in the form of mezzanine, unitranche loans and standalone first and second lien loans. The Company may also invest in unsecured debt, bonds and in the equity of portfolio companies through warrants and other instruments.

On February 5, 2014, we priced our initial public offering (the “Offering”), selling 7,666,666 shares, including the underwriters’ over-allotment, at a price of $15.00 per share with net proceeds of approximately $111.5 million.

CM Finance LLC, a Maryland limited liability company, commenced operations in March 2012. Immediately prior to the Offering, CM Finance LLC was merged with and into CM Finance Inc (the “Merger”). In connection with the Merger, CM Finance Inc issued 6,000,004 shares of common stock and $39.8 million in debt to the pre-existing CM Finance LLC investors, the Cyrus Funds managed by Cyrus Capital. CM Finance Inc had no assets or operations prior to completion of the Merger and, as a result, the books and records of CM Finance LLC have become the books and records of CM Finance Inc, as the surviving entity. Immediately after the Merger, CM Finance Inc issued 2,181,818 shares of its common stock to Stifel Venture Corp. in exchange for $32.7 million in cash. CM Finance Inc used all of the proceeds of the sale of shares to Stifel, to repurchase 2,181,818 shares of common stock from the Original Investors. Immediately after the completion of the Offering, the Company had 13,666,666 shares outstanding. The Company also used a portion of the net proceeds of the Offering to repay 100% of the debt issued to the Original Investors in connection with the Merger.

Upon our election to be regulated as a BDC, on February 5, 2014, we entered into the Investment Advisory Agreement and the Administrative Agreement with CM Investment Partners LLC as our adviser and administrator, respectively.

We consolidate the operations of our wholly-owned subsidiary, CM Finance SPV, Ltd. (“SPV”), a special purpose vehicle used to finance certain investments.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. Management considers the following critical accounting policies important to understanding the financial statements. In addition to the discussion below, our critical accounting policies are further described in the notes to our consolidated financial statements.

Valuation of portfolio investments

We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our board of directors. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (a) are independent of us, (b) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (c) are able to transact for the asset, and (d) are willing to transact for the asset or liability (that is, they are motivated but not forced or otherwise compelled to do so).

Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker dealers or market makers.

Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by our board of directors. Because a readily available market value for many of the investments in our portfolio is often not available, we value many of our portfolio investments at fair value as determined in good faith by our board of directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may also be deemed not to represent fair value in certain circumstances where we believe that facts and circumstances applicable to an issuer, a seller or purchaser, or the market for a particular security causes current market quotations not to reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently, causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid ask spread.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with our senior management and the Adviser;

•	on a periodic basis, at least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm engaged by our board of directors;

•	the valuation committee of our board of directors then reviews these preliminary valuations; and

•	the board of directors then discusses these preliminary valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of the Adviser, the independent valuation firm and the valuation committee.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values.

When valuing all of our investments, we strive to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

Our investments are categorized based on the types of inputs used in their valuation. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Investments are classified by GAAP into the three broad levels as follows:

Level I	Investments valued using unadjusted quoted prices in active markets for identical assets.

Level II	Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

Level III	Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

As of September 30, 2014 and June 30, 2014, all of our investments were Level III investments valued based on valuations by our board of directors and the Adviser.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the consolidated financial statements.

Revenue recognition

Our revenue recognition policies are as follows:

Net realized gains (losses) on investments: Gains or losses on the sale of investments are calculated by using the specific identification method.

Interest Income: Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing, commitment, and amendment fees, purchase and original issue discounts associated with loans to portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of discounts or premiums is calculated by the effective interest or straight-line method, as applicable, as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized fees and discounts are recorded as interest income.

Structuring fees and similar fees are recognized as income as earned, usually when received. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other fee income.

The Company may hold debt investments in its portfolio that contain a PIK interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if we do not expect the issuer to be able to pay all principal and interest when due. During the three months ended September 30, 2014 and September 30, 2013, we earned $561,020 and $408,492 in PIK interest, respectively. As of September 30, 2014 and June 30, 2013, there were no investments on which we had ceased the accrual of cash or PIK interest income.

Non-accrual: Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment about ultimate collectability of principal. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Financing Facility

On May 23, 2013, as amended on June 6, 2013, December 4, 2013 and September 26, 2014, we, through the SPV, our wholly owned subsidiary, entered into the Financing Facility with UBS AG, London Branch (together with its affiliates, “UBS”). The Financing Facility includes a $102.0 million term securitized financing facility (the “Term Financing”), which expires on December 4, 2017, and a $50.0 million revolving financing (the “Revolving Financing”), which expires on December 4, 2016. We paid interest on the face amount of the Term Financing monthly at a rate of one-month LIBOR plus a spread of 1.63% per annum from May 23, 2013 to July 14, 2013. We paid interest on the face amount of the Term Financing monthly at a rate of LIBOR plus 1.97% per annum from July 15, 2013 to August 14, 2013. As of September 30, 2014, through the term of the Term Financing, we pay interest on the face amount of the term portion of the Term Financing monthly at a rate of 2.75% per annum. The Revolving Financing bears interest at a rate of 2.00% per annum and 0.50% per annum on any undrawn amounts. The Financing Facility is collateralized by a portion of our assets (the “SPV Assets”).

The Financing Facility was executed in four steps:

First, the Company organized CM SPV, a consolidated wholly owned bankruptcy remote special purpose vehicle in the Cayman Islands to purchase the SPV Assets through (i) the issuance and sale of notes secured by the SPV Assets (the “Notes”) to UBS and the Company and (ii) the transfer of cash to the Company. UBS purchased Notes with a face value of $76.5 million, which represent 51% of the Notes issued and outstanding, for $76.5 million in cash. The Company purchased Notes with a face value of $73.5 million (which are eliminated in consolidation), which represent 49% of the Notes issued and outstanding and received $18.7 million in cash, in exchange for assets with a fair market value of $92.2 million. Under the terms of the indenture under which the Notes were issued (the “Indenture”), the holders of the Notes are entitled to (i) periodic interest payments equal to their pro rata portion of the interest collected on the assets held by SPV and (ii) their pro-rata portion of the net appreciation (depreciation) on the SPV Assets at maturity (the “Total Return of the Notes”) This represents the embedded derivative in the Note Payable from SPV to UBS. On September 26, 2014, we increased the size of the Financing Facility to $102.0 million. In connection with the increase, UBS purchased additional Notes with a face value of $25.5 million for $25.5 million in cash. We also purchased additional Notes with a face value of $24.5 million.

Second, the Company and UBS entered into a TRS transaction whereby the Company will receive the Total Return of the Notes purchased by UBS and pay the Financing Rate.

Third, SPV issued and sold an additional $50 million notes (the “Revolving Notes”), secured by the SPV Assets to UBS. Since the Revolving Notes have not been drawn, no cash was exchanged. Under the terms of the indenture under which the Revolving Notes were issued (the “Revolver Indenture”), the holders of the Revolving Notes are entitled to (i) periodic interest payments equal to their pro rata portion of the interest collected on the assets held by SPV and (ii) their pro-rata portion of the net appreciation (depreciation) on the SPV Assets at maturity (the “Total Return of the Revolving Notes”). This represents the embedded derivative in the Note Payable from SPV to UBS.

Fourth, the Company and UBS entered into another TRS transaction whereby the Company will receive the Total Return of the Revolving Notes purchased by UBS and pay the revolver financing rate.

Contractual Obligations

As of September 30, 2014, our future fixed commitments for cash payments on contractual obligations for each of the next five years and thereafter are as follows:

			Twelve months ending June 30,
	Total	2015	2016	2017	2018	2019	2020 and thereafter
Notes Payable:
Term Loan	$102,000,000	—	$102,000,000	—	—	—	—
Revolving credit facility	21,487,523	—	21,487,523	—	—	—	—
	$123,487,523	—	$123,487,523	—	—	—	—

As of June 30, 2014, our future fixed commitments for cash payments on contractual obligations for each of the next five years and thereafter are as follows:

	Total	2015	2016	2017	2018	2019	2020 and thereafter
Notes Payable:
Term Loan	$76,500,000	—	$76,500,000	—	—	—	—
Revolving credit facility	9,091,314	—	9,091,314	—	—	—	—
	$85,591,314	—	$85,591,314	—	—	—	—

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount we have available to invest as well as the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income we distribute to our stockholders.

As a BDC, we will be required to comply with certain regulatory requirements. For instance, we generally will have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million. In each case, the company must be organized in the United States.

Revenues

We generate revenues primarily in the form of interest on the debt we hold. We also generate revenue from dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire. Our investments in fixed income instruments generally have an expected maturity of three to five years, although we have no lower or upper constraint on maturity. Interest on our debt investments is generally payable quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments and preferred stock investments may defer payments of cash interest or dividends or PIK interest. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, structuring or due diligence fees, fees for providing significant managerial assistance, consulting fees and other investment related income.

Expenses

Our primary operating expenses include the payment of a base management fee and, depending on our operating results, incentive fees, expenses reimbursable under the investment advisory agreement (the “Investment Advisory Agreement”) between us and the Adviser, and administration fees and the allocable portion of overhead under the administration agreement (“Administration Agreement”) between us and the Adviser. The base management fee and incentive compensation remunerates the Adviser for work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	our organization, the formation transactions and our initial public offering;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	fees and expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;

•	offerings of our common stock and other securities;

•	administration fees and expenses, if any, payable under the Administration Agreement (including our allocable portion of the Adviser’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;

•	costs associated with our reporting and compliance obligations under the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”), and other applicable federal and state securities laws, and stock exchange listing fees;

•	fees and expenses associated with independent audits and outside legal costs;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of any reports, proxy statements or other notices to or communications and meetings with stockholders;

•	costs associated with investor relations;

•	costs and fees associated with any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff; and

•	all other expenses incurred by us or the Adviser in connection with administering our business.

Portfolio and investment activity

Portfolio composition

At September 30, 2014, our investment portfolio of $298.7 million (at fair value) consisted of investments in 25 portfolio companies, of which 48.0% were first lien investments, 50.7% were second lien investments, and 1.3% were warrant positions. At September 30, 2014, our average and largest portfolio company investment at fair value was $11.9 million and $34.4 million, respectively.

As of September 30, 2014 and June 30, 2014, respectively, our weighted average total yield of debt and income producing securities at amortized cost (which includes interest income and amortization of fees and discounts) was 11.72% and 10.82%, respectively, and our weighted average total yield of debt and income producing securities at fair value (which includes interest income and amortization of fees and discounts) was 11.15% and 10.44%, respectively.

The industry composition of our portfolio at fair value at September 30, 2014 was as follows:

Percentage of Total Portfolio
Telecommunications	17.64%
Healthcare-Products/Services	16.33
Oilfield Services	14.69
Oil & Gas	10.18
Industrial	5.40
Trucking & Leasing	5.00
Entertainment and Leisure	4.93
Retail	4.78
Media	4.62
Automobiles and Components	4.45
Airlines	4.15
Pipelines	3.34
Services	2.88
Construction & Building	1.61

Total	100.00%

During the three months ended September 30, 2014, we added four new investments and funded one pre-existing commitment, totaling approximately $54.6 million. Three of these investments were to new portfolio companies. Of these new investments, 68.5% consisted of first lien investments, 27.5% second lien investments, and 4.0% in warrants.

At June 30, 2014, our investment portfolio of $273.7 million (at fair value) consisted of investments in 24 portfolio companies, of which 40.9% were first lien investments, 48.8% were second lien investments, 9.5% were senior secured notes, and 0.8% were warrant positions. At June 30, 2014, our average and largest portfolio company investment at fair value was $11.4 million and $20.0 million, respectively.

At June 30, 2014, 89.0% of our debt investments bore interest based on floating rates based on indices such as LIBOR (in certain cases, subject to interest rate floors), and 11.0% bore interest at fixed rates. The weighted average yield on our debt portfolio at June 30, 2014 was approximately 10.82%. The weighted average yield was computed using the effective interest rates for all of our debt investments, including accretion of original issue discount.

The industry composition of our portfolio at fair value at June 30, 2014 was as follows:

Percentage of Total Portfolio
Telecommunications	19.35%
Oil and Gas	16.39
Healthcare-Products/Services	17.83
Trucking and Leasing	5.47
Entertainment and Leisure	5.40
Industrial	5.40
Retail	5.17
Automobiles and Components	4.73
Airlines	4.55
Pipelines	3.65
Services	3.14
Oilfield Services	3.13
Diversified Financial Services	2.18
Construction & Building	1.81
Commercial Services	1.80

Total	100.0%

During the twelve months ended June 30, 2014, we made investments in 21 portfolio companies, totaling approximately $278.9 million, of which 14 were to new portfolio companies. Of these new investments, 46.3% consisted of first lien investments, 47.0% second lien investments, 1.3% senior secured notes and 5.4% unsecured debt investments.

Asset Quality

In addition to various risk management and monitoring tools, we use the Adviser’s investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system uses a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

Investment Rating 1	Investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.

Investment Rating 2	Investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans will initially be rated 2.

Investment Rating 3	Investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with their financial covenants.

Investment Rating 4	Investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in workout. Investments with a rating of 4 will be those for which some loss of return but no loss of principal is expected.

Investment Rating 5	Investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in workout. Investments with a rating of 5 will be those for which some loss of return and principal is expected.

If the Adviser determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, the Adviser will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. While the investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that will be performed. The frequency of the Adviser’s monitoring of an investment will be determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing the investment.

The following table shows the investment rankings of the debt investments in our portfolio:

	As of September 30, 2014			As of June 30, 2014
Investment Rating	Fair Value	% of Portfolio	Number of Investments	Fair Value	% of Portfolio	Number of Investments
1	$—	—	—	$4,925,000	1.8%	1
2	294,689,710	100.0	24	255,227,578	94.0	22
3		—	—	11,496,010	4.2	1
4	—	—	—	—	—	—
5	—	—	—	—	—	—

Total	$294,689,710	100.0%	24	$271,648,588	100%	24

Results of Operations

Comparison of the three months ended September 30, 2014 and September 30, 2013

Investment income

Investment income, attributable primarily to interest and fees on our debt investments, for the three months ended September 30, 2014 increased to $7.9 million from $3.8 million for the three months ended September 30, 2013, primarily due to the growth of our investment portfolio from the comparable period.

Expenses

Total expenses for the three months ended September 30, 2014 increased to $3.2 million from $671,296 for the three months ended September 30, 2013, due primarily to base and incentive management fees payable to our Adviser, interest expense on the additional borrowings under our Financing Facility and increased operating expenses due to growth in our investment portfolio as a public company.

Net investment income

Net investment income increased to $4.6 million for the three months ended September 30, 2014 from $3.1 million for the three months ended September 30, 2013, primarily due to an increase in investment income resulting from the increase in invested assets over the prior period.

Net realized gain or loss

The net realized loss on investments totaled $123,598 for the three months ended September 30, 2014, compared to a net realized gain of $258,176 for the three months ended September 30, 2013, due to gains or losses on sales activity during the periods.

Net change in unrealized (depreciation) appreciation on investments

We recorded a net change in unrealized appreciation of $104,538 for the three months ended September 30, 2014, compared to net unrealized depreciation of $881,545 for the three months ended September 30, 2013, which reflects the net change in the fair value of our investment portfolio relative to its cost basis over this period.

Comparison of the twelve months ended June 30, 2014 and June 30, 2013

Investment income

Investment income, attributable to interest and fees on our debt investments, for the twelve months ended June 30, 2014 increased to $21.1 million from $6.8 million for the twelve months ended June 30, 2013, primarily due to the growth of our investment portfolio from the comparable period.

Expenses

Total expenses for the twelve months ended June 30, 2014 increased to $5.1 million from $630,686 for the twelve months ended June 30, 2013, due primarily to the interest expense on the Financing Facility and increased operating expenses due to growth in our investment portfolio.

Net investment income

Net investment income increased to $16.0 million for the twelve months ended June 30, 2014 from $6.1 million for the twelve months ended June 30, 2013, primarily due to an increase in investment income resulting from the increase in invested assets over the prior year period.

Net realized gain or loss

The net realized loss on investments totaled $783,978 for the twelve months ended June 30, 2014, compared to a net realized gain of $781,262 for the twelve months ended June 30, 2013, due to gains or losses on sales activity during the periods.

Net change in unrealized (depreciation) appreciation on investments

We recorded a net change in unrealized appreciation of $961,885 for the twelve months ended June 30, 2014, compared to net unrealized appreciation of $1.1 million for the twelve months ended June 30, 2013, which reflects the net change in the fair value of our investment portfolio relative to its cost basis over this period.

Comparison of the twelve months ended June 30, 2013 and the period from March 7, 2012 to June 30, 2012

Investment income

Investment income, attributable to interest and fees on our debt investments, for the year ended June 30, 2013 increased to $6.8 million from $501,856 for the partial year ended June 30, 2012, due to the growth of the portfolio during the full fiscal year 2013 and as compared to a partial fiscal year for 2012.

Expenses

Total expenses, consisting primarily of legal fees and professional fees, increased to $630,686 for the year ended June 30, 2013 from $197,817 for the partial year ended June 30, 2012, due in part to fiscal 2013 being a full fiscal year as opposed to a partial fiscal year in 2012.

Net investment income

Net investment income increased to $6.1 million for the year ended June 30, 2013 from $304,039 for the partial year ended June 30, 2012 resulting from the increase in invested assets as compared to the prior partial year period.

Net realized gain or loss

The net realized gain on investments increased to $781,262 for the year ended June 30, 2013 from $110 for the partial year ended June 30, 2012 due to gains or losses on sales activity during the periods.

Net change in unrealized appreciation (depreciation) on investments

We recorded an increase in net unrealized appreciation of $1.1 million for the year ended June 30, 2013, and an increase in net unrealized depreciation of $(6,457) for the year ended June 30, 2012, which reflects the net change in the fair value of our investment portfolio relative to its cost basis over these periods.

Net increase in net assets resulting from operations

Net increase in net assets resulting from operations totaled $8.0 million and $297,692 for the years ended June 30, 2013 and 2012, and is primarily related to interest income and an increase in net unrealized appreciation generated from our investment portfolio offset by our operating expenses and a decrease in net unrealized appreciation on our investment portfolio.

Financial condition, liquidity and capital resources

Cash flows

For the three months ended September 30, 2014, our cash balance decreased by $6.6 million. During that period, we used $39.7 million in cash towards operating activities, primarily due to new investments in portfolio companies of $54.6 million, paid $15.5 million for an investment acquired but unsettled as of June 30, 2014, partially offset by $30.0 million in repayments and sales of investments in portfolio companies. During the same period, we generated $33.0 million from financing activities, consisting primarily of proceeds from borrowings under our Financing Facility partially offset by distributions to our stockholders.

For the twelve months ended June 30, 2014, our cash balance increased by $24.7 million. During that period, we used $63.8 million in cash towards operating activities, primarily due to new investments in portfolio companies of $278.9 million, partially offset by $125.1 million in repayments and sales of investments in portfolio companies. During the same period, we generated $88.5 million from financing activities, consisting primarily of proceeds from the Offering and borrowings partially offset by distributions to our Original Investors and to our stockholders.

For the twelve months ended June 30, 2013, we experienced no change in cash. During that period, we used $159.6 million in cash towards operating activities primarily to fund $133.9 million in investments, which were partially offset by $38.2 million in repayments and sales. During the same period, we generated $159.6 million from financing activities, consisting primarily of capital contributions from our Original Investors and borrowings under our term loan and revolving credit facility.

Capital Resources

As of September 30, 2014, we had $18.0 million of cash and $12.0 million in restricted cash, $28.5 million of capacity under the Revolving Facility and our net assets totaled $200.2 million. We intend to generate additional cash primarily from future offerings of securities, future borrowings under the Financing Facility as well as cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary liquidity needs include interest and principal repayments on our Financing Facility, our unfunded loan commitments, investments in portfolio companies, dividend distributions to our stockholders and operating expenses.

As discussed below in further detail, we intend to elect to be treated as a RIC, for the fiscal year ending June 30, 2014. To maintain our RIC status, we generally must distribute substantially all of our net taxable income to stockholders in the form of dividends. Our net taxable income does not necessarily equal our net income as calculated in accordance with GAAP.

Regulated Investment Company Status and Distributions

We intend to elect to be treated as a RIC under Subchapter M of the Code for the fiscal year ending June 30, 2014. If we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To qualify for RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). If we qualify as a RIC, we will also be subject to a U.S. federal excise tax, based on distributive requirements of our taxable income on a calendar year basis.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, the covenants contained in the Financing Facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a BDC under the 1940 Act and due to provisions in Financing Facility. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Investment Advisory Agreement

On February 5, 2014, upon our election to be regulated as a BDC, we entered into an Investment Advisory Agreement with the Adviser. Pursuant to this agreement, we have agreed to pay to the Adviser a base management fee of 1.75% of gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents and fair value of derivatives associated with our financing, and an incentive fee consisting of two parts.

The first part, which is calculated and payable quarterly in arrears, equals 20.0% of the “pre-incentive fee net investment income” (as defined in the agreement) for the immediately preceding quarter, subject to a hurdle rate of 2.0% per quarter (8.0% annualized), and is subject to a “catch-up” feature. The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. The net pre-incentive fee investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee.

The second part is calculated and payable in arrears as of the end of each calendar year and equals 20.0% of the aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees.

The Adviser has agreed to permanently waive: (i) all or portions of base management fees through December 31, 2014, to the extent required to support an annualized dividend yield of 9.0% per annum based on the price per share of our common stock in the Offering, and (ii) all or portions of the incentive fee for 2014, 2015 and 2016, to the extent required to support an annualized dividend yield of 9.0%, 9.25% and 9.375% per annum, respectively, based on the price per share of our common stock in of the Offering. For the period from February 6, 2014 through June 30, 2014, $1.46 million in base management fees were earned by the Adviser, of which $1.14 million was waived. For the three months ended September 30, 2014, $1,107,453 in base management fees were payable to the Adviser, none of which were waived.

No incentive management fees were earned for the period from February 6, 2014 through June 30, 2014. For the three months ended September 30, 2014, the Company incurred $905,252 of incentive fees related to pre-incentive fee net investment income, of which $582,829 was waived. As of September 30, 2014, $322,423 of such incentive fees are currently payable to the Adviser and $64,206 of pre-incentive fees incurred by the Company were generated from deferred interest (i.e. PIK and certain discount accretion) and are not payable until such amounts are received in cash.

The realized gains incentive fee consists of fees related to both realized gains and unrealized gains (described in more detail below). As of September 30, 2014, there was no realized gains incentive fee payable to the Adviser under the Investment Advisory Agreement.

With respect to the incentive fee expense accrual relating to the unrealized gains incentive fee, GAAP requires that the realized gains incentive fee accrual consider the cumulative aggregate unrealized appreciation in the calculation, as a realized gains incentive fee would be payable if such unrealized appreciation were realized, even though such unrealized appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. For accounting purposes in accordance with GAAP only, in order to reflect the potential realized gains incentive fee that would be payable for a given period as if all unrealized gains were realized, the Company’s accrual for unrealized gains incentive fees includes $138,049 related to unrealized appreciation of $2,132,745 as of September 30, 2014, all of which were waived by the Adviser. There can be no assurance that such unrealized appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of realized gains incentive fees in subsequent periods.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off -balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of September 30, 2014, our off-balance sheet arrangements consisted of a $250,000 unfunded commitment to one portfolio company. As of June 30, 2014, our off-balance sheet arrangements consisted of $1.4 million of unfunded commitments, which was comprised of $1.4 million to provide debt financing to two of our portfolio companies.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. At September 30, 2014, 89.0% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months. Floating rate investments subject to a floor generally reset by reference to the current market index after one to six months only if the index exceeds the floor.

Generally, we believe higher yielding assets such as those in our investment portfolio do not necessarily follow a linear interest rate relationship and are less sensitive in price to interest rate changes than many other debt investments. Our investments in fixed rate assets are generally exposed to changes in value due to interest rate fluctuations, and our floating rate assets are generally exposed to cash flow variability from fluctuation in rates. Consequently, our net interest income (interest income less interest expense) is exposed to risks related to interest rate fluctuations. Based on our in-place portfolio with certain interest rate floors and our financing at September 30, 2014, a 1.00% increase in interest rates would decrease our net interest income by approximately 0.8% and a 2.00% increase in interest rates would increase our net interest income by approximately 5.0%. Variable-rate instruments subject to a floor generally reset periodically to the applicable floor and, in the case of investments in our portfolio, quarterly to a floor based on LIBOR, only if the floor exceeds the index. Under these loans, we do not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor.

Although management believes that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit markets, the size, credit quality or composition of the assets in our portfolio and other business developments, including borrowing, that could affect the net increase in net assets resulting from operations, or net income. It also does not adjust for the effect of the time lag between a change in the relevant interest rate index and the rate adjustment under the applicable loan. Accordingly, we can offer no assurances that actual results would not differ materially from the statement above.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of September 30, 2014, and for the fiscal year ended June 30, 2014. The report of Ernst and Young LLP, our independent registered public accountants, on the senior securities table as of fiscal year ended June 30, 2014, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(Dollars in thousands)
Financing Facility
Fiscal Year ended June 30, 2014	$85,591	$3,339	—	N/A
September 30, 2014 (unaudited)	$123,488	$2,621	—	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, in relation to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable to the Financing Facility as it is not registered for public trading.

THE COMPANY

We are a specialty finance company that invests primarily in the debt of U.S. lower middle-market companies, which we generally define as those companies that have an enterprise value, which represents the aggregate of debt value and equity value of the entity, of less than $750 million. We are externally managed by CM Investment Partners. The Adviser is led by Michael C. Mauer and Christopher E. Jansen, who together have over 40 years of experience in the leveraged debt markets. Our primary investment objective is to maximize total return to stockholders in the form of current income and capital appreciation by investing in debt and related equity investments of privately held lower middle-market companies.

We seek to invest primarily in lower middle-market companies that have annual revenues of at least $50 million and EBITDA of at least $15 million. We focus on companies with leading market positions, significant asset or franchise values, strong free cash flow and experienced senior management teams, with emphasis on companies with high-quality sponsors. Our investments typically range in size from $5 million to $25 million. We expect that our portfolio companies will use our capital for organic growth, acquisitions, market or product expansion, refinancings, and/or recapitalizations. We invest, and intend to continue to invest, in unitranche loans and standalone second and first lien loans, with an emphasis on floating rate debt. Unitranche loans are loans structured as first lien loans with certain characteristics of mezzanine loan risk in one security. We also selectively invest in mezzanine loans/structured equity and in the equity of portfolio companies through warrants and other instruments, in most cases taking such upside participation interests as part of a broader investment relationship.

We strive to maintain a strong focus on credit quality, investment discipline and investment selectivity. We believe that investing in the debt of private lower middle-market companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with middle-market companies. We believe that, because private lower middle-market companies have limited access to capital providers, debt investments in these companies typically carry above-market interest rates and include more favorable protections, resulting in attractive risk-adjusted returns across credit cycles while better preserving capital. The companies in which we invest typically are highly leveraged, and, in most cases, our investments in such companies are not rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which are often referred to as “junk.”

We have, through CM SPV, our wholly owned subsidiary, entered into the Financing Facility with UBS. The Financing Facility includes a $102.0 million Term Financing, which expires in December 2017, and a $50.0 million Revolving Financing, which expires in December 2016. The Financing Facility is collateralized by a portion of the debt investments in our portfolio (the “Assets”). We pay interest on the face amount of the Term Financing monthly at a rate of one-month LIBOR plus 2.75% per annum. The Revolving Financing bears interest at a rate of 2.00% per annum and 0.50% per annum on any undrawn amounts.

As of September 30, 2014, our portfolio consisted of debt and equity investments in 25 portfolio companies with a fair value of $298.7 million. As of September 30, 2014, our portfolio consisted of 48.0% first lien investments, 50.7% second lien investments, and 1.3% were warrant positions. At September 30, 2014, the weighted average total yield of the debt and income producing securities at amortized cost (which includes income and amortization of fees and discounts) was 11.72%. The weighted average total yield was computed using the effective interest rates for all of our debt investments at fair value, plus the yield to maturity from September 30, 2014 of all of our debt investments, including our unfunded obligations as if our unfunded obligations were fully funded and is weighted based on each respective investment’s par amount. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

The industry composition of our portfolio at fair value at September 30, 2014 was as follows:

Percentage of Total Portfolio
Telecommunications	17.64%
Healthcare-Products/Services	16.33
Oilfield Services	14.69
Oil & Gas	10.18
Industrial	5.40
Trucking & Leasing	5.00
Entertainment and Leisure	4.93
Retail	4.78
Media	4.62
Automobiles and Components	4.45
Airlines	4.15
Pipelines	3.34
Services	2.88
Construction & Building	1.61

Total	100.00%

SBIC License

We intend to apply for a license to form a SBIC subsidiary. The application is subject to approval by the United States Small Business Administration, or the SBA, and we can make no assurances that the SBA will approve our application. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA-guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us. Neither we nor the Adviser has ever operated an SBIC. See “Risk Factors—Risks Relating to Our Business and Structure—If we receive qualification from the SBA to be licensed as an SBIC but we are unable to comply with SBA regulations after the SBIC subsidiary is licensed as an SBIC, our business plan and investment objective could be adversely affected.”

CM Investment Partners LLC

CM Investment Partners is a registered investment adviser and serves as our external investment adviser. Our Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. Our Adviser is led by Mr. Mauer, the Chairman of our board of directors, our Chief Executive Officer, and the Co-Chief Investment Officer of the Adviser, and Mr. Jansen, our President and Secretary, a member of our board of directors, and the Co-Chief Investment Officer of the Adviser. Mr. Mauer was formerly Global Co-Head of Leveraged Finance and Global Co-Head of Fixed Income Currency and Commodity Distribution at Citigroup Inc. and a senior member of its credit committee responsible for all underwriting and principal commitments of leveraged finance capital worldwide. Mr. Jansen was a founding Managing Partner and Senior Portfolio Manager for Stanfield Capital Partners and had a leading role in planning its strategic direction. At Stanfield, Mr. Jansen was responsible for the management of 15 different portfolios aggregating in excess of $7 billion in assets consisting of large corporate loans, middle-market loans, second lien loans, high yield bonds and structured finance securities.

Messrs. Mauer and Jansen, together, hold a 42% interest in the Adviser. Stifel, a wholly owned subsidiary of Stifel Financial Corp., holds a 20% interest in the Adviser. The Cyrus Funds managed by Cyrus Capital also hold, in the aggregate, a 38% indirect economic interest, but no voting interest, in the Adviser.

Our Adviser’s investment team, led by Messrs. Mauer and Jansen, are supported by 16 additional investment professionals, who, together with Messrs. Mauer and Jansen, we refer to as the “Investment Team.” The members of the Investment Team have over 200 combined years of structuring customized debt solutions for middle-market companies, which we believe will enable us to generate favorable returns across credit cycles with an emphasis on preserving capital. The members of the Investment Team have extensive networks for sourcing investment opportunities through direct corporate relationships and relationships with private equity firms, investment banks, restructuring advisors, law firms, boutique advisory firms and distressed/specialty lenders. The members of the Investment Team also have extensive experience across various industries, including aviation, cable, defense, healthcare, media, mining, oil and gas, power, retail, telecommunications, trucking and asset-backed special situations. In addition, Mr. Jansen has extensive experience restructuring specific debt investments as a portfolio manager, including while at Stanfield Capital Partners, and Mr. Mauer has considerable managerial experience, including having led a restructuring and asset-based lending group at Citigroup Inc. Messrs. Mauer and Jansen have developed an investment process for reviewing lending opportunities, structuring transactions and monitoring investments throughout multiple credit cycles. As a result, we believe we will be able to achieve appropriate risk-adjusted returns by investing in companies that have restructured but do not have sufficient track records to receive traditional lending terms from a commercial bank or the broadly syndicated leveraged finance market. We believe the members of the Investment Team share a common investment philosophy built on a framework of rigorous business assessment, extensive due diligence and disciplined risk valuation methodology.

We have entered into the Investment Advisory Agreement with CM Investment Partners, as our investment adviser, pursuant to which we pay the Adviser a management fee equal to 1.75% of our gross assets, payable in arrears on a quarterly basis. In addition, pursuant to the Investment Advisory Agreement, we pay the Adviser an Incentive Fee equal to 20.0% of pre-incentive fee net investment income, subject to an annualized hurdle rate of 8.0% with a “catch up” fee for returns between the 8.0% hurdle and 10.0% as well as 20.0% of net capital gains. From February 11, 2014 (the completion of our initial public offering) to December 31, 2014, the Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, to the extent required in order for us to earn a quarterly net investment income to support a minimum dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the periods January 1, 2015 to December 31, 2015 and January 1, 2016 to December 31, 2016, the Adviser has agreed to waive its incentive fees, without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support minimum dividend payments on shares of common stock outstanding on the relevant dividend payment dates of 9.25% and 9.375%, respectively (to be paid on a quarterly basis).

Under the Administration Agreement with the Adviser, through the Services Agreement, the Adviser provides us with our chief financial officer, accounting and back-office professionals, equipment and clerical, bookkeeping, recordkeeping and other administrative services. Under the Services Agreement, the Adviser has retained the services of accounting and back-office professionals to assist the Adviser in fulfilling certain of its obligations to us under the Administration Agreement.

Market Opportunity

We believe that the current investment environment presents a compelling case for investing in secured debt (including unitranche debt and standalone second and first lien loans) and unsecured debt (including mezzanine/structured equity) of lower middle-market companies. The following factors represent the key drivers of our focus on this attractive market segment:

•	Reduced Availability of Capital for Middle-Market Companies. We believe there are fewer providers of financing and less capital available for middle-market companies compared to prior to the recent economic downturn. We believe that, as a result of that downturn:

•	many financing providers have chosen to focus on large, liquid corporate loans and syndicated capital markets transactions rather than lending to middle-market businesses;

•	recent regulatory changes, including adoption of the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the 2012 Basel III Accords, or Basel III, have caused banks to curtail lending to middle-market companies;

•	hedge funds and collateralized loan obligation managers are less likely to pursue investment opportunities in our target market as a result of reduced availability of funding for new investments; and

•	consolidation of regional banks into money center banks has reduced their focus on middle-market lending.

As a result, we believe that less competition facilitates higher quality deal flow and allows for greater selectivity throughout the investment process.

•	Robust Demand for Debt Capital. According to Pitchbook, a market research firm, private equity firms had approximately $486 billion of uncalled capital as of December 31, 2013 and raised approximately $85 billion in additional funds during the first six months of 2014. They have expanded their focus to include middle market opportunities due to the lack of opportunities in large capital buyout transactions. We expect the large amount of uninvested capital and the expanded focus on middle market opportunities to drive buyout activity over the next several years, which should, in turn, continue to create lending opportunities for us.

•	Attractive Deal Pricing and Structures. We believe that, in general, middle-market debt investments are priced more attractively to lenders than larger, more liquid, public debt financings, due to the more limited universe of lenders as well as the highly negotiated nature of these financings. Middle-market transactions tend to offer stronger covenant packages, higher interest rates, lower leverage levels and better call protection compared to larger financings. In addition, middle-market loans typically offer other investor protections such as default penalties, lien protection, change of control provisions and information rights for lenders.

•	Specialized Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the Investment Team’s experience, lending to private U.S. middle-market companies is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies. Lending to smaller capitalization companies requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community.

Competitive Strengths

We believe that the Adviser’s disciplined approach to origination, portfolio construction and risk management should allow us to achieve favorable risk-adjusted returns while preserving our capital. We believe that the following competitive strengths provide positive returns for our investors:

•	Large and Experienced Team with Substantial Resources. The Adviser and its Investment Team is led by Michael C. Mauer and Christopher E. Jansen, who each has over 20 years of experience investing in, providing corporate finance services to, restructuring and consulting with middle-market companies. Messrs. Mauer and Jansen are supported by 16 additional investment professionals, who together have over 200 combined years of structuring strategic capital for business expansion, refinancings, capital restructuring, post-reorganization financing and servicing the general corporate needs of middle-market companies. We believe that the Investment Team and its resources provide a significant advantage and contribute to the strength of our business and enhance the quantity and quality of investment opportunities available to us.

•	Capitalize on the Investment Team’s Extensive Relationships with Middle-Market Companies, Private Equity Sponsors and Intermediaries. The members of the Investment Team have extensive networks for sourcing investment opportunities through corporate relationships and relationships with private equity firms, investment banks, restructuring advisors, law firms, boutique advisory firms and distressed/specialty lenders. We believe that the strength of these relationships in conjunction with the Investment Team’s ability to structure financing solutions for companies that incorporate credit protections at attractive returns for us provide us with a competitive advantage in identifying investment opportunities in our target market. In addition, pursuant to the terms of our relationship with Stifel and subject to certain restrictions, Stifel must use its commercially reasonable efforts to present to us to review and bid on, Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities consistent with our investment strategy.

•	Disciplined Underwriting Policies and Rigorous Portfolio Management. Messrs. Mauer and Jansen have an established credit analysis and investment process to analyze investment opportunities thoroughly. This process, followed by the Investment Team, includes structuring loans with appropriate covenants and pricing loans based on our knowledge of the middle market and our rigorous underwriting standards. We focus on capital preservation by extending loans to portfolio companies with assets that we believe will retain sufficient value to repay us even in depressed markets or under liquidation scenarios. Each investment is analyzed from its initial stages by either Mr. Mauer or Mr. Jansen, the Adviser’s Co-Chief Investment Officers, and a senior investment professional of the Investment Team. Every initial investment requires the unanimous approval of the Adviser’s investment committee, consisting of Messrs. Mauer, Jansen and Stephan Kuppenheimer, who is Stifel’s appointee to our board of directors, pursuant to the terms our relationship with Stifel. Every follow-on investment decision in an existing portfolio company and any investment dispositions require approval by at least Messrs. Mauer and Jansen. Under the supervision of Messrs. Mauer and Jansen, the Investment Team’s senior investment professionals also monitor the portfolio for developments on a daily basis, perform credit updates on each investment, review financial performance on at least a quarterly basis, and have regular discussions with the management of portfolio companies. We believe the Adviser’s investment and monitoring process and the depth and experience of the Investment Team gives us a competitive advantage in identifying investments and evaluating risks and opportunities throughout the life cycle of an investment.

•	Ability to Structure Investments Creatively. Our Investment Team has the expertise and ability to structure investments across all levels of a company’s capital structure. These individuals have extensive experience in cash flow, asset-based lending, workout situations and investing in distressed debt, which should enable us to take advantage of attractive investments in recently restructured companies. Furthermore, with the capital raised in our initial public offering, we believe we are in a better position to leverage the existing knowledge and relationships that the Investment Team has developed to lead investments that meet our investment criteria. We believe that current market conditions allow us to structure attractively priced debt investments and may allow us to incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, PIK interest and certain forms of equity securities.

Investment Strategy

We invest in unitranche loans, standalone second and first lien loans, and selectively in mezzanine loans/structured equity and in the equity of portfolio companies through warrants and other instruments, in most cases taking such upside participation interest as part of an overall relationship. We seek to invest primarily in lower middle-market companies that have annual revenues of at least $50 million and EBITDA of at least $15 million. Our investments typically range in size from $5 million to $25 million. We may invest in smaller or larger companies if there is an attractive opportunity, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. During such dislocations, we expect to see more deep value investment opportunities offering prospective returns that are disproportionate to the associated risk profile.

We focus on companies with leading market positions, significant asset or franchise values, strong free cash flow and experienced senior management teams, with an emphasis on companies with high-quality sponsors. Our primary investment objective is to maximize current income and capital appreciation by investing directly in privately held lower middle-market companies.

The Adviser pursues investments for us with favorable risk-adjusted returns, including debt investments that offer high cash yields, cash origination fees, and lower leverage levels. The Adviser seeks to structure our debt investments with strong protections, including default penalties, information rights, and affirmative and negative financial covenants, such as lien protection and restrictions concerning change of control. We believe these protections, coupled with the other features of our investments, allow us to reduce our risk of capital loss and achieve attractive risk-adjusted returns, although there can be no assurance that we are always able to structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

Investment Criteria

The principals of the Adviser use the following investment criteria and guidelines to evaluate prospective portfolio companies. However, not all of these criteria and guidelines are used or met in connection with each of our investments.

•	Established companies with a history of positive operating cash flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Defensible and sustainable business. We seek to invest in companies with proven products and/or services that provide a competitive advantage versus its competitors or new entrants. The Adviser places an emphasis on the strength of historical operations and profitability and the generation of free cash flow to reinvest in the business or to utilize for debt service. The Adviser also focuses on the relative strength of the valuation and liquidity of collateral used to provide security for our investments, when applicable.

•	Seasoned management team with meaningful equity ownership. The Adviser generally requires that our portfolio companies have a seasoned management team, with strong corporate governance. The Adviser also seeks to invest in companies with management teams that have meaningful equity ownership. The Adviser believes that companies that have proper incentives in place, including having significant equity interests, motivate management teams to enhance enterprise value, which will act in accordance with our interests.

•	Significant Invested Capital. The Adviser believes that the existence of significant underlying equity value provides important support to our debt investments. The Adviser seeks investments in portfolio companies where it believes that the aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

•	Investment Partnerships. We seek to invest where private equity sponsors have demonstrated capabilities in building enterprise value. In addition, we seek to partner with specialty lenders and other financial institutions. The Adviser believes that private equity sponsors and specialty lenders can serve as committed partners and advisors that will actively work with the Adviser, the company and its management team to meet company goals and create value.

•	Ability to exert meaningful influence. We target investment opportunities in which we will be a significant investor in the tranche and in which we can add value through active participation in the direction of the company, sometimes through advisory positions.

•

Exit strategy. We generally seek to invest in companies that the Adviser believes possess attributes that will provide us with the ability to exit our investments. We typically expect to exit our investments through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan, which would result in a partial exit of our investment prior to the maturity of the loan.

Deal Origination

The Adviser’s deal-originating efforts are focused on its direct corporate relationships and relationships with private equity firms, investment banks, restructuring advisers, law firms, boutique advisory firms and distressed/specialty lenders. The Adviser’s investment team continues to enhance and expand these relationships. In addition, pursuant to the Stifel arrangement and subject to certain restrictions, Stifel uses its commercially reasonable efforts to present to us to review and bid on Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities consistent with our investment strategy, subject to the approval of our board of directors as necessary, under the 1940 Act and certain other limitations.

The origination process is designed to thoroughly evaluate potential financings and to identify the most attractive of these opportunities on the basis of risk-adjusted returns. Each investment is analyzed from its initial stages through our investment by one of the Co-Chief Investment Officers of the Adviser and a senior investment professional. If an opportunity fits our criteria for investment and merits further review and consideration, the investment is presented to the investment committee. This first stage of analysis involves a preliminary, but detailed, description of the potential financing. An investment summary is then generated after preliminary due diligence. The opportunity may be discussed several times by members of the Investment Team. Prior to funding, every initial investment requires the unanimous approval of the Adviser’s investment committee consisting of the Adviser’s Co-Chief Investment Officers and one member appointed by Stifel, currently Stephan Kuppenheimer, who is also a member of our board of directors. Follow-on investment decisions in existing portfolio companies and investment dispositions require the approval of a majority of the Adviser’s investment committee.

If the Adviser decides to pursue an opportunity, a preliminary term sheet will be produced for the target portfolio company. This term sheet serves as a basis for the discussion and negotiation of the critical terms of the proposed financing. At this stage, the Adviser begins its formal underwriting and investment approval process as described below. After the negotiation of a transaction, the financing is presented to the investment committee of the Adviser for approval. Upon approval of a financing transaction, the parties will prepare the relevant loan documentation. An investment is funded only after all due diligence is satisfactorily completed and all closing conditions have been satisfied. Each of the investments in our portfolio is monitored on a daily basis by a member of our investment committee aided by the senior investment professionals of the Investment Team, who also perform credit updates on each investment quarterly.

Underwriting

Underwriting Process and Investment Approval

The Adviser makes investment decisions only after considering a number of factors regarding the potential investment including, but not limited to:

•	historical and projected financial performance;

•	company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats;

•	composition and experience of the management team; and

•	track record of the private equity sponsor leading the transaction, if applicable.

This methodology is employed to screen a high volume of potential investment opportunities on a consistent basis.

If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made after considering relevant investment parameters. The following outlines the general parameters and areas of evaluation and due diligence for investment decisions, although not all are necessarily considered or given equal weighting in the evaluation process.

Business model and financial assessment

The Adviser undertakes a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor, if applicable, and third party experts, including accountants and consultants. Areas of evaluation include:

•	historical and projected financial performance;

•	quality of earnings, including source and predictability of cash flows;

•	customer and vendor interviews and assessments;

•	potential exit scenarios, including probability of a liquidity event;

•	internal controls and accounting systems; and

•	assets, liabilities and contingent liabilities.

Industry dynamics

The Adviser evaluates the portfolio company’s industry, and may, if considered appropriate, consult or retain industry experts. The following factors are among those the Adviser analyzes:

•	sensitivity to economic cycles;

•	competitive environment, including number of competitors, threat of new entrants or substitutes;

•	fragmentation and relative market share of industry leaders;

•	growth potential; and

•	regulatory and legal environment.

Management assessment

The Adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

•	background checks;

•	the number of years in their current positions;

•	track record;

•	industry experience;

•	management incentive, including the level of direct investment in the enterprise; and

•	completeness of the management team (positions that need to be filled or added).

Sponsor Assessment

Among critical due diligence investigations is the evaluation of a private equity sponsor or specialty lender that has, or is also making, an investment in the portfolio company. A private equity sponsor is typically a controlling stockholder upon completion of an investment and as such is considered critical to the success of the investment. In addition, a management team with meaningful equity ownership can serve as a committed partner to us and any private equity sponsor or specialty lender. The Adviser evaluates a private equity sponsor or specialty lender along several key criteria, including:

•	investment track record;

•	industry experience;

•	capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and

•	reference checks.

Investments

The following describes the types of loans we generally make:

Unitranche loans. Unitranche loans are loans structured as first lien loans with certain characteristics of mezzanine loan risk in one security, such as risk relating to the fact that the loans may be unsecured and will typically rank junior to secured lenders. Unitranche loans typically provide for moderate loan amortization in the initial years of the loan with the majority of the principal repayment deferred until loan maturity. Unitranche loans provide us with greater control over a portfolio company’s capital structure, as they provide a one-stop financing solution and limit “frictional costs” (e.g., negotiations with, and concessions to, other lien holders) in the event of a workout process. Consistent with our focus on capital preservation, unitranche loans typically have less volatile returns than standalone second lien or mezzanine loans.

Standalone second lien loans. Standalone second lien loans are loans that are typically senior on a lien basis to other liabilities in the issuer’s capital structure and have the benefit of a security interest over the assets of the borrower, although ranking junior to first lien loans. Standalone second lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Standalone second lien loans can incur greater “frictional costs” (e.g., increased professional costs relating to resolving conflicts among the lenders) in the event of a workout and, partly because of this possible impact on recovery rates, we expect to demand a significantly higher risk premium in the form of higher spreads, call protection and/or warrants for extending standalone second lien loans, compared to first lien loans of similar credit quality.

Standalone first lien loans. Standalone first lien loans are loans that are typically senior on a lien basis to other liabilities in the issuer’s capital structure and have the benefit of a security interest on the assets of the portfolio company. Standalone first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

Mezzanine loans/structured equity. Mezzanine loans are subordinated to senior secured loans on a payment basis, are typically unsecured and rank pari passu with other unsecured creditors of the issuer. As with standalone second lien loans, we expect to demand a significantly higher risk premium in the form of higher spreads, call protection and/or warrants for mezzanine loans, given the lower recovery rates for such securities due in part to the greater “frictional costs” (e.g., increased professional costs relating to resolving conflicts among the lenders) in a protracted workout. We may take mezzanine type risk in the form of “structured equity” investments. In cases where portfolio companies may be constrained in their ability to raise additional capital in the form of debt, we may have the opportunity to structure preferred equity or other equity-like instruments. These equity instruments typically have redemption rights and will either be convertible into common equity at our option, or will have detachable warrants compensating us for the additional risk inherent in such investments. In most cases, these equity instruments will have debt-like characteristics, which provide more downside protection than a typical equity instrument.

Equity components. In connection with some of our debt investments, we will also invest in preferred or common stock or receive nominally priced warrants or options to buy an equity interest in the portfolio company. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. The Adviser may structure such equity investments and warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Portfolio Management Strategy

Each of the investments in our portfolio is monitored on a daily basis by a member of our investment committee aided by the senior investment professionals of the Investment Team, who also perform credit updates on each investment quarterly.

Risk Ratings

In addition to various risk management and monitoring tools, we use the Adviser’s investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system uses a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

Investment Rating 1	Investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.

Investment Rating 2	Investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans are initially rated 2.

Investment Rating 3	Investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with their financial covenants.

Investment Rating 4	Investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in workout. Investments with a rating of 4 are those for which some loss of return but no loss of principal is expected.

Investment Rating 5	Investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in workout. Investments with a rating of 5 are those for which some loss of return and principal is expected.

If the Adviser determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, the Adviser will increase its monitoring intensity and will prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. While the investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that will be performed. The frequency of the Adviser’s monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing the investment.

The following table shows the investment rankings of the debt investments in our portfolio:

	As of September 30, 2014			As of June 30, 2014
Investment Rating	Fair Value	% of Portfolio	Number of Investments	Fair Value	% of Portfolio	Number of Investments
1	$—	—	—	$4,925,000	1.8%	1
2	294,689,710	100.0	24	255,227,578	94.0	22
3		—	—	11,496,010	4.2	1
4	—	—	—	—	—	—
5	—	—	—	—	—	—

Total	$294,689,710	100.0%	24	$271,648,588	100%	24

Realization of Investments

The potential exit scenarios of a portfolio company will play an important role in evaluating investment decisions. The Adviser will formulate specific exit strategies at the time of such investment. Our debt orientation will provide for increased potential exit opportunities, including the sale of investments in the private markets, the refinancing of investments held, often due to maturity or recapitalizations, and other liquidity events including the sale or merger of the portfolio company. Since we seek to maintain a debt orientation in our investments, we generally expect to receive interest income over the course of the investment period, receiving a significant return on invested capital well in advance of final exit.

Derivatives

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on our indebtedness. Such interest rate swaps would principally be used to protect us against higher costs on our indebtedness resulting from increases in both short-term and long-term interest rates. We also may use various hedging and other risk management strategies to seek to manage various risks, including changes in currency exchange rates and market interest rates. Such hedging strategies would be utilized to seek to protect the value of our portfolio investments, for example, against possible adverse changes in the market value of securities held in our portfolio.

Managerial Assistance

As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The Adviser will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse the Adviser for its allocated costs in providing such assistance, subject to the review by our board of directors, including our independent directors.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity funds and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

We use the expertise of the investment professionals of the Adviser (including those provided to the Adviser under the Services Agreement) to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we the relationships of these investment professionals will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest.

Staffing

We do not have any direct employees, and our day-to-day investment operations are managed by the Adviser. We have a Chief Executive Officer, President, Chief Financial Officer and Chief Compliance Officer. To the extent necessary, our board of directors may hire additional personnel in the future. Our officers, except for our Chief Compliance Officer, are employees of the Adviser and our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer, and their respective staffs, is paid by us pursuant to the Administration Agreement with the Adviser. Edward J. Cook also serves as our chief compliance officer and is a Director of Alaric Compliance Services, LLC. Mr. Cook performs his functions as our chief compliance officer under the terms of an agreement between the Adviser and Alaric Compliance Services, LLC. The Adviser has retained Mr. Cook and Alaric Compliance Services, LLC pursuant to its obligations under our Administration Agreement.

Properties

We do not own any real estate. Our principal executive offices are currently located at 601 Lexington Avenue 26th Floor, New York, New York 10022, and our telephone number is (212) 257-5199. All locations are provided to us by the Adviser pursuant to the Administration Agreement and indirectly by Cyrus Capital through the Services Agreement. We believe that our office facilities are and will be suitable and adequate for our business as we contemplate conducting it.

Legal Proceedings

We and the Adviser are not subject to any material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain unaudited information as of September 30, 2014, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive in connection with our investment. We do not “control” any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities.

Description	Industry	Type of Investment	Interest Rate	Maturity Date	Principal Amount/ Shares(1)	Amortized Cost	Fair Value(2)
AAR Intermediate Holdings, LLC 1616 2nd Avenue Greeley, CO 80631	Oilfield Services	Senior Secured First Lien	1M L + 12.00%(3) 1.00% L Floor	3/30/2019	$35,000,000	$32,110,594	$32,110,594
		Warrants		9/30/2024	2,189,406	2,189,406	2,189,406

AM General, LLC 105 North Niles Avenue South Bend, IN 16617	Automobiles and Components	Senior Secured First Lien	3M L + 9.00%(3) 1.25% L Floor	3/22/2018	10,111,111	9,990,501	9,302,222

American Gaming Systems, Inc. 2470 Saint Rose Parkway Suite 210 Henderson, NV 89074	Entertainment and Leisure	Senior Secured First Lien	3M L + 8.25%(3) 1.00% L Floor	12/21/2020	14,887,500	14,490,700	14,738,625

AP NMT Acquisition BV(5) De Boelelaan 7 Amsterdam, 1083HJ Netherlands	Media	Senior Secured Second Lien	3M L + 9.00%(3) 1.00% L Floor	8/13/2022	15,000,000	13,807,209	13,800,000

Bennu Oil & Gas, LLC 1330 Post Oak Boulevard Suite 1600 Houston, TX 77056	Oil and Gas	Senior Secured Second Lien	3M L + 7.50%(3) 1.25% L Floor	11/1/2018	11,882,269	11,827,649	11,941,681

Butler Burgher Group LLC 8300 Douglas Avenue Suite 600 Dallas, TX 75225	Services	Senior Secured First Lien	1M L + 11.75%(3) 0.25% L Floor	6/30/2017	8,750,000	8,603,431	8,592,500

Caelus Energy Alaska 03 LLC 8401 North Central Expressway Dallas, TX 75225	Oil and Gas	Senior Secured Second Lien	3M L + 7.50%(3) 1.25% L Floor	4/15/2020	14,000,000	13,733,129	13,860,000

Capital Petroleum Group 6820-B Commercial Drive Springfield, VA 22151	Retail	Senior Secured First Lien	11.00% cash, 3.00% PIK(3)	9/30/2019	14,261,441	13,854,324	14,261,441

Crestwood Holdings, LLC 700 Louisiana St Suite 2550 Houston, TX 77002	Pipelines	Senior Secured First Lien	3M L + 6.00%(3) 1.00% L Floor	6/19/2019	9,873,019	9,834,381	9,971,749

CT Technologies Intermediate Holdings, Inc 875 North Michigan Ave Chicago, IL 60601	Healthcare- Products/Services	Senior Secured Second Lien	3M L + 8.00%(3) 1.25% L Floor	10/5/2020	12,000,000	11,845,524	12,000,000

Endeavour International Holding B.V.(5) 811 Main Street Suite 2100 Houston, TX 77002	Oil and Gas	Warrants		11/30/2017	160,000	160,000	1

Description	Industry	Type of Investment	Interest Rate	Maturity Date	Principal Amount/ Shares(1)	Amortized Cost	Fair Value(2)

Ikaria Acquisition, Inc. 53 Interstate 78 Frontage Road Hampton, NJ 08827	Healthcare- Products/Services	Senior Secured Second Lien	3M L + 7.75% 1.00% L Floor	2/12/2022	2,000,000	1,986,346	2,034,000

JAC Holdings Corp. 3937 Capus Dr Pontiac, MI 48341	Automobiles and Components	Senior Secured First Lien	11.50%(3)	10/1/2019	4,000,000	4,000,000	4,000,000

New Standard Energy Texas LLC 1521 Dunlavy Street Houston, TX 77006	Oil and Gas	Senior Secured First Lien	7.00% cash, 6.00% PIK(3)(4)	11/28/2016	4,591,678	4,591,678	4,591,678

North American Lifting Holdings, Inc.(6) 925 Loop W Houston, TX 77054	Industrial	Senior Secured Second Lien	3M L + 9.00% 1.00% L Floor	11/27/2021	16,200,000	15,120,445	16,119,000

PR Wireless, Inc. PMB 856 PO Box 7891 7891 Guaynabo, PR 00970-7891	Telecommunications	Senior Secured First Lien	3M L + 9.00%(3) 1.00% L Floor	6/27/2020	16,957,500	15,306,452	15,431,325

RCHP, Inc 103 Continental Place Suite 200 Brentwood, TN 37027	Healthcare- Products/Services	Senior Secured Second Lien	3M L + 9.50%(3) 1.00% L Floor	10/23/2019	15,000,000	14,788,194	15,000,000

Road Infrastructure Investment, LLC 115 Todd Court Thomasville, NC 27360	Construction & Building	Senior Secured Second Lien	3M L + 6.75%(3) 1.00% L Floor	9/30/2021	5,000,000	4,976,755	4,812,500

Telecommunications Management, LLC (New Wave) 8500 W 110th Street Suite 600 Overland Park, KS 66210	Telecommunications	Senior Secured Second Lien	3M L + 8.00%(3) 1.00% L Floor	10/30/2020	11,539,815	11,466,213	11,539,815

Telular Corp. (ACP Tower Holdings, LLC) 311 S Wacker Drive Suite 4300 Chicago, IL 60606	Telecommunications	Senior Secured Second Lien	3M L + 8.00%(3) 1.25% L Floor	6/24/2020	7,500,000	7,408,510	7,500,000

TNS, Inc. 11480 Commerce Park Drive Suite 600 Reston, VA 20191	Telecommunications	Senior Secured Second Lien	1M L + 8.00%(3) 1.00% L Floor	8/14/2020	17,112,500	17,118,233	17,026,937

Trident USA Health Services, Inc. 930 Ridgebrook Road 3rd Floor Sparks, MD 21152	Healthcare- Products/Services	Senior Secured Second Lien	3M L + 9.00%(3)(7) 1.25% L Floor	7/31/2020	20,000,000	19,950,168	19,750,000

U.S. Well Services, LLC 770 South Post Oak Lane #405 Houston, TX 77056	Oilfield Services	Senior Secured First Lien	1M L + 11.50% 0.50% L Floor	5/2/2019	9,765,590	9,564,282	9,570,278

Description	Industry	Type of Investment	Interest Rate	Maturity Date	Principal Amount/ Shares(1)	Amortized Cost	Fair Value(2)

Virgin America, Inc. 555 Airport Blvd Burlingame, CA 94010	Airlines	Senior Secured First Lien	8.50% cash, 8.50% PIK	6/9/2016	5,886,125	5,623,400	5,886,125
		Senior Secured Second Lien	17.00% PIK	6/9/2016	5,924,521	5,823,433	5,924,521

		Warrants		6/9/2016	513,333	184,116	424,116

		Warrants		6/9/2016	385,000	53,441	169,400

YRC Worldwide, Inc.(5) 10990 Roe Avenue Overland Park, KS 66211	Trucking and Leasing	Senior Secured First Lien	3M L + 7.00%(3) 1.00% L Floor	1/1/2020	14,887,500	14,757,365	14,924,719

(1)	Principal amount includes capitalized PIK interest and is net of repayments and unfunded commitments.
(2)	Indicates fair value as determined in good faith by our board of directors.
(3)	Held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the total return swaps.
(4)	In addition to interest, the borrower pays an overriding royalty interest of 1.25% of gross sales proceeds, subject to certain maximum amounts.
(5)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 9.4% of total assets.
(6)	Position or portion thereof unsettled as of September 30, 2014.
(7)	$15,000,000 held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swaps.

1M L	- 1 month LIBOR (0.16% as of September 30, 2014)
3M L	- 3 month LIBOR (0.24% as of September 30, 2014)
PIK	- Payment-In-Kind

Set forth below is a brief description of each portfolio company in which the fair value of our investment represents great than 5% of our total assets as of September 30, 2014:

AAR Intermediate Holdings, LLC is a provider of field support services to the oil and gas industry in the DJ Basin in northern Colorado.

TNS, Inc. is a leading provider of data communications and interoperability solutions.

Trident USA Health Services, Inc. is a national provider of outsourced diagnostic healthcare services to post-acute facilities and other customers.

MANAGEMENT

Board of Directors and Its Leadership Structure

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of seven members, four of whom are not “interested persons” of the Adviser, or its affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” The board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The board of directors has established an audit committee, a valuation committee, a nominating and corporate governance committee and a compensation committee, and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Mr. Mauer serves as our Chairman of the Board and Chief Executive Officer and the Co-Chief Investment Officer of the Adviser. We believe that Mr. Mauer’s history with the Adviser, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of the Board.

The board of directors does not have a lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee, a valuation committee, a nominating and corporate governance committee and a compensation committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

The board of directors believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the board of directors believes that the relationship of Messrs. Mauer and Jansen with the Adviser provides an effective bridge between the board of directors and management, and encourages an open dialogue between management and our board of directors, ensuring that these groups act with a common purpose. The board of directors also believes that its small size creates an efficient governance structure that provides ample opportunity for direct communication and interaction among our management, the Adviser and the board of directors.

Board of Directors

We have adopted provisions in our articles of incorporation that divide our board of directors into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Pursuant to the terms of our relationship with Stifel, Stifel has a right to nominate a member of our board of directors, who would be considered “interested” (that is, not independent for purposes of the 1940 Act). Stifel nominated Mr. Kuppenheimer, who currently serves as a member of our board of directors. Stifel also has the right to nominate for election a member of our board of directors upon the expiration of Mr. Kuppenheimer’s term and subsequently for all elections for the seat currently occupied by Mr. Kuppenheimer.

Information regarding the board of directors is as follows:

Name	Year of Birth	Position	Director Since	Term Expires
Interested Directors
Michael C. Mauer	1961	Chief Executive Officer and Chairman of the Board	2013	2016
Christopher E. Jansen	1959	President, Secretary and Director	2013	2015
Stephan Kuppenheimer	1970	Director	2013	2017

Independent Directors
Julie Persily	1965	Director	2013	2017
Robert Ryder	1960	Director	2013	2016
Robert Wagner	1962	Director	2013	2015
Keith Lee	1971	Director	2013	2017

The address for each of our directors is c/o CM Finance Inc, 601 Lexington Ave., 26th Floor, New York, New York 10022.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Year of Birth	Position
Jai Agarwal	1974	Chief Financial Officer and Treasurer
Edward J. Cook	1964	Chief Compliance Officer

The address for each of our executive officers is c/o CM Finance Inc, 601 Lexington Ave., 26th Floor, New York, New York 10022.

Biographical Information

The board of directors will consider whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors will also consider whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Keith Lee serves as a member of our board of directors. Mr. Lee has served as a senior partner and Managing Director at H/2 Capital Partners, a commercial real estate focused investment manager, since August 2013. At H/2, Mr. Lee is responsible for the firm’s Finance and Capital Markets functions. Mr. Lee previously served from 2011 to 2013 as Managing Director at UBS Securities and Head of Structured Financing for the Americas. In this role, Mr. Lee arranged term financing facilities for UBS clients secured by structured finance assets backed primarily by commercial real estate, residential mortgages and corporate loans and bonds. Prior to joining UBS, Mr. Lee was with Goldman, Sachs & Co. (NYSE: GS), a global investment banking, securities and investment management firm, in its Principal Funding and Investments Group from 2010 to 2011. Mr. Lee was the head of Goldman, Sachs & Co.’s U.S. CLO business from 2006 to 2010 and previously held a similar position at Lehman Brothers Holdings Inc. Mr. Lee holds a bachelor’s degree in economics and philosophy from Knox College, and a master’s degree in business administration in finance and accounting from the University of Chicago, Booth School of Business. We believe Mr. Lee’s extensive experience with financial institutions and his knowledge of capital markets and structured financing brings important and valuable skills to our board of directors.

Julie Persily serves as a member of our board of directors. Ms. Persily retired in 2011 after serving as the Co-Head of Leveraged Finance and Capital Markets of Nomura Securities North America, a unit of Nomura Holdings Inc. (NYSE: NMR), a securities and investment banking company, since July 2010. Ms. Persily previously served in various capacities at Citigroup Inc. (NYSE: C), a financial services company, including as the Co-Head of Leveraged Finance Group from December 2006 to November 2008, the Head of Acquisition Finance Group from December 2001 to November 2006 and as Managing Director from July 1999 to November 2001. From 1990 to 1999, Ms. Persily served in various capacities including as a Managing Director, Leveraged Finance at BT Securities Corp., a financial services company and a subsidiary of Bankers Trust Corp., which was acquired by Deutsche Bank in April 1999. From 1987 to 1989, Ms. Persily served as an analyst at Drexel Burnham Lambert, a securities and investment banking company. Ms. Persily received a B.A. in psychology and economics from Columbia College and a M.B.A in financing and accounting from Columbia Business School. We believe Ms. Persily’s extensive experience with structuring, negotiating and marketing senior loans, high yield and mezzanine financings brings important and valuable skills to our board of directors.

Robert Ryder serves as a member of our board of directors. Mr. Ryder has been the Executive Vice President and Chief Financial Officer of Constellation Brands, Inc. (NYSE: STZ), a wine, beer and spirits company, since May 2007. Mr. Ryder previously served from 2005 to 2006 as Executive Vice President and Chief Financial and Administrative Officer of IMG, an international sports marketing and media company. From 2002 to 2005, Mr. Ryder was Senior Vice President and Chief Financial Officer of American Greetings Corporation (NYSE: AM), a publicly traded, multinational consumer products company. From 1989 to 2002, Mr. Ryder held several management positions of increasing responsibility with PepsiCo, Inc (NYSE: PEP). These included control, strategic planning, mergers and acquisitions, CFO and Controller positions serving at PepsiCo’s corporate headquarters and at its Frito-Lay International and Frito-Lay North America divisions. Mr. Ryder began his career at PriceWaterhouse & Co., where he left as a manager in 1989. Mr. Ryder received a B.S. in Accounting from the University of Scranton and is a certified public accountant. We believe Mr. Ryder’s extensive experience with public companies, public boards and knowledge of accounting and public company regulatory issues brings important and valuable skills to our board of directors.

Robert Wagner serves as a member of our board of directors. Mr. Wagner has been a self-employed management consultant, working closely with client management on company strategy, financing, investor relations and compensation policies since March 2012. In February 2012, Mr. Wagner retired from Silver Point Capital, L.P., a credit opportunity hedge fund, where he had served as a senior management leader and operating committee member and Director of Marketing and Investor Relations since May 2006. While at Silver Point Capital, L.P., Mr. Wagner ran its Global Markets team, a deal-sourcing and relationship development team, and served on the firm’s private-side, direct lending investment committee. From 1999 to 2005, Mr. Wagner served as a Managing Director and a senior leader in the fixed income division at Goldman, Sachs & Co. (NYSE: GS), a global investment banking, securities and investment management firm. From 1993 to 1999, Mr. Wagner served as a Managing Director and team leader of the leveraged loan capital markets group at BT Securities Corp., a financial services company and a subsidiary of Bankers Trust Corp., which was acquired by Deutsche Bank in April 1999. Mr. Wagner served in a similar capacity at Bank of America from 1989 to 1993. Mr. Wagner has also served as a director of Loan Syndication & Trading Association on multiple occasions, most recently from 2006 to 2010. Mr. Wagner received a B.B.A. in Finance and Accounting from the University of Michigan and an

M.S. in Journalism from Columbia University—Graduate School of Journalism. We believe Mr. Wagner’s extensive experience in deal-sourcing, investor relations and credit underwriting brings important and valuable skills to our board of directors.

Interested Directors

Michael C. Mauer has served as our Chief Executive Officer and Chairman of our board of directors and as the Co-Chief Investment Officer of our Adviser since February 2014. From January 2012 to February 2014, Mr. Mauer served as the Managing Partner and Co-Chief Investment Officer of CM Investment Partners, LP. Mr. Mauer is also a member of our Adviser’s investment committee and board of managers. Mr. Mauer served as a Senior Managing Director and head of the leveraged loan effort at Cyrus Capital Partners, L.P. from September 2011 to February 2014. Mr. Mauer resigned from Cyrus Capital Partners, L.P. upon our election to be regulated as a business development company (“BDC”). From July 2009 to September 2010, Mr. Mauer worked for Icahn Capital where he was a Senior Managing Director and a member of the investment team. In addition, he was in charge of the firm’s Marketing and Investor Relations. Prior to that, Mr. Mauer was a Managing Director at Citigroup Inc. (NYSE: C), a financial services company, from 2001 to 2009. During that time he led several businesses including Global Co-Head of Leveraged Finance and Global Co-Head of Fixed Income Currency and Commodity Distribution. In addition, during this period he was a senior member of Citigroup Inc.’s credit committee responsible for all underwriting and principal commitments of leveraged finance capital worldwide. From 1988 to 2001, Mr. Mauer held several positions at JPMorgan including Head of North American Investment Grade and Leverage Loan Syndicate, Sales and Trading businesses. Mr. Mauer began his career in 1982 at Price Waterhouse & Co., where he was a Senior Accountant and a C.P.A. Mr. Mauer received a B.S. from the University of Scranton and an M.B.A. from Columbia University. We believe Mr. Mauer’s extensive investing, finance, and restructuring experience bring important and valuable skills to our board of directors.

Christopher E. Jansen has served as our President, Secretary and a member of our board of directors and as Co-Chief Investment Officer of our Adviser since February 2014. From June 2012 to February 2014, Mr. Jansen served as a Partner and Co-Chief Investment Officer of CM Investment Partners, LP. Mr. Jansen is also a member of our Adviser’s investment committee and board of managers. Mr. Jansen also served as a Senior Managing Director at Cyrus Capital Partners, L.P. from April 2012 to February 2014. Mr. Jansen resigned from Cyrus Capital Partners, L.P. upon our election to be regulated as a BDC. Formerly, Mr. Jansen was a senior advisor at Sound Harbor Partners from April 2011 to March 2012. Prior to that, Mr. Jansen was a founding Managing Partner and Senior Portfolio Manager for Stanfield Capital Partners from inception in 1998 until the sale of the company in 2010. As a member of Stanfield Capital Partners’ Management Committee, Mr. Jansen was involved in planning the strategic direction of the firm. Additional responsibilities included the oversight and administration of the investment process and the implementation of portfolio management procedures of the company’s Collateralized Loan Obligation and bank loan businesses. During his tenure at Stanfield, Jansen was responsible for the management of 15 different portfolios aggregating in excess of $7 billion in assets. These portfolios were comprised of large corporate loans, middle-market loans, second lien loans, high yield bonds and structured finance securities. Prior to Stanfield Capital Partners, Mr. Jansen was Managing Director and Portfolio Manager at Chancellor Senior Secured Management from 1990 to 1998. While at Chancellor, Jansen was responsible for the management of 11 different portfolios aggregating in excess of $4 billion in assets. These portfolios were comprised of large corporate loans, middle-market loans and second lien loans. From 1983 to 1990, Mr. Jansen held various positions at Manufacturers Hanover Trust Company, including as Vice President in the Bank’s Acquisition Finance Group and LBO Management Group. Mr. Jansen received a B.A. from Rutgers College and a M.M. from the Kellogg School of Management at Northwestern University. We believe Mr. Jansen’s extensive investing, finance, and restructuring experience bring important and valuable skills to our board of directors.

Stephan Kuppenheimer serves as a member of our board of directors and as a member of the Adviser’s investment committee and board of managers. Mr. Kuppenheimer has served in various capacities, including most recently as Senior Managing Director and Head of Credit Investments, at Stifel Financial Corp. (NYSE:

SF), a diversified financial services holding company, since March 2010. Mr. Kuppenheimer has also served as Chief Executive Officer of FSI Capital, LLC, an investment adviser, Chief Executive Officer, President and a Trustee of FSI Realty Trust, a specialty finance realty company, as well as Chief Executive Officer and Chief Operating Officer of FSI Securities, LLC, a registered broker-dealer since June 2006. Prior to joining FSI, Mr. Kuppenheimer was Director and Co-Head of the U.S. Structured Credit Products Group at Merrill Lynch & Co., Inc. with responsibility for collateral loan obligations (CLOs), trust preferred collateral debt obligations (CDOs), structured funds and new products from March 2004 to July 2006. Mr. Kuppenheimer was also responsible for investment grade corporate CDOs and trust preferred securities at Credit Suisse First Boston from October 2000 to March 2004. He began his career as an attorney for Brown & Wood, LLP in New York focused on structured credit derivative transactions. Mr. Kuppenheimer received an A.B., with Honors, in Philosophy and Geology from Colgate University and a J.D., with Distinction, from Emory University. We believe Mr. Kuppenheimer’s extensive experience in originations, asset management, portfolio advisory, and structured credit and leveraged finance products brings important and valuable skills to our board of directors.

Executive Officers Who Are Not Directors

Jai Agarwal has served as our Chief Financial Officer and Treasurer since September 2014. Mr. Agarwal, joined CM Investment Partners LLC, the Company’s investment adviser, as Chief Financial Officer in April 2014. Prior to joining CM Investment Partners LLC, Mr. Agarwal was a Senior Vice President at The Blackstone Group, a global investment and advisory firm, in its Real Estate Debt Strategies group from December 2012 to February 2014, where he was involved in financial reporting and investor reporting. Prior to that, Mr. Agarwal served as the Director of Finance and Accounting at Capital Trust, Inc. (now Blackstone Mortgage Trust, Inc. (NYSE: “BXMT”)), a commercial real estate investment trust, investment manager and rated special servicer from October 2008 to December 2012. From 2000 until 2007, Mr. Agarwal worked as Vice President and Assistant Controller and in other finance roles at iStar Financial, Inc. (NYSE: “STAR”), a finance and investment company focused on the commercial real estate industry. Mr. Agarwal received a BA from University of Mumbai and is a licensed Certified Public Accountant in New York.

Edward J. Cook has served as our Chief Compliance Officer since December 2013. He has also served as a Director of Alaric Compliance Services, LLC since November 2007. Additionally, Mr. Cook serves as the Chief Compliance Officer of WhiteHorse Finance, Inc. (NASDAQ: WHF), another publicly traded BDC, Broadmark Asset Management, LLC, a registered investment adviser, and Solar Capital Partners, LLC, a registered investment adviser that advises business development companies, positions he has held since December 2012, March 2011 and November 2008, respectively. Prior to joining Alaric, Mr. Cook was Counsel to the head of U.S. Immigration and Customs Enforcement at the Department of Homeland Security, where he served from April 2004 to October 2007, and he contributed to the development of national anti-money laundering strategy. Mr. Cook received his J.D. from the University of Virginia School of Law and his A.B. from the College of William & Mary.

Board Meetings

Our board of directors met four times during the fiscal year ended June 30, 2014. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

Audit Committee

The members of the audit committee are Mr. Lee, Ms. Persily, Mr. Ryder and Mr. Wagner, each of whom meets the independence standards established by the SEC and the Nasdaq for audit committees and is independent for purposes of the 1940 Act. Mr. Ryder serves as chairman of the audit committee. Our board of directors has determined that Mr. Ryder is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

The board of directors has adopted a charter of the audit committee, which is available in print to any stockholder who requests it and it is also available on our website at www.cmfn-inc.com. The audit committee met twice during the fiscal year ended June 30, 2014.

Compensation Committee

The members of the compensation committee are Mr. Lee, Ms. Persily, Mr. Ryder and Mr. Wagner, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. Ms. Persily serves as chairman of the compensation committee. The compensation committee is responsible for overseeing our compensation policies generally, evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers is compensated by us, and as such, the compensation committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

The compensation committee has the sole authority to retain and terminate any compensation consultant assisting the compensation committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. The compensation committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in our best interests.

The compensation committee did not meet during the fiscal year ended June 30, 2014.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Mr. Lee, Ms. Persily, Mr. Ryder and Mr. Wagner, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. Mr. Lee serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and corporate governance committee will consider nominees to the board of directors recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements or any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the board of directors and whether the board maintains satisfactory policies regarding membership selection.

A charter of the nominating and corporate governance committee is available in print to any stockholder who requests it, and it is also available on our website at www.cmfn-inc.com. The nominating and corporate governance committee did not meet during the fiscal year ended June 30, 2014.

Valuation Committee

The valuation committee is composed of Mr. Lee, Ms. Persily, Mr. Ryder and Mr. Wagner, each of whom is not an interested person for purposes of the 1940 Act and is independent for purposes of the Nasdaq corporate governance regulations. Mr. Wagner serves as the chairman of the valuation committee. The valuation committee is responsible for aiding our board of directors in fair value pricing of our debt and equity investments that are not publicly traded or for which current market values are not readily available. The board of directors and valuation committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Compensation of Directors

The following table shows information regarding the compensation expected to be received by our independent directors for the fiscal year ending June 30, 2014. No compensation is paid to directors who are “interested persons” for their service as directors.

Name	Aggregate Cash Compensation from CM Finance Inc(1)	Total Compensation from CM Finance Inc Paid to Director(1)
Interested Directors
Michael C. Mauer	$—	$—
Christopher E. Jansen	$—	$—
Stephan Kuppenheimer	$—	$—
Independent Directors
Julie Persily	$93,250	$93,250
Robert Ryder	$93,750	$93,750
Robert Wagner	$93,250	$93,250
Keith Lee	$90,750	$90,750

(1)	For a discussion of the independent directors’ compensation, see below. We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors receive an annual fee of $75,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and each special telephonic meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairman of the audit committee receive an annual fee of $7,500. The chairmen of the valuation committee, the nominating and corporate governance committee and the compensation committee receive an annual fee of $2,500, $2,500 and $2,500, respectively.

We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Investment Committee

The Adviser’s investment committee consists of Messrs. Mauer, Jansen and one individual that is appointed by Stifel. Stifel has appointed Stephan Kuppenheimer to the Adviser’s investment committee. The investment committee of the Adviser meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the investment committee reviews and determines, by unanimous vote, whether to make initial prospective investments identified by the Adviser. Follow-on investment decisions in existing portfolio companies and investment dispositions require the approval of a majority of the Adviser’s investment committee. The investment committee also monitors the performance of our investment portfolio. After the completion of this offering, the Adviser may increase the size of its investment committee from time to time.

Portfolio Management

Each initial investment opportunity requires the unanimous approval of the Adviser’s investment committee. Follow-on investment decisions in existing portfolio companies require the approval of Messrs. Mauer and Jansen beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee will be overseen by Messrs. Mauer and Jansen. Biographical information with respect to Messrs. Mauer and Jansen is set out under “—Biographical Information—Interested Directors.”

The members of the investment committee, excluding Mr. Kuppenheimer, receive compensation by the Adviser that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee earned in connection with their services.

Executive Compensation

None of our executive officers receive compensation from us. Each of Messrs. Mauer and Jansen has a direct ownership and financial interest in, and may receive compensation and/or profit distributions from, the Adviser. None of Mr. Mauer, Mr. Jansen or Mr. Kuppenheimer receives any direct compensation from us. See “Related Party Transactions and Certain Relationships.” Jai Agarwal, our Chief Financial Officer and Treasurer, and, through Alaric Compliance Services, LLC, Mr. Cook, our chief compliance officer, are paid by the Adviser, as our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to us. To the extent that the Adviser outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the Adviser.

MANAGEMENT AGREEMENTS

The Adviser was formed in July 2013 and is registered as an investment adviser under the Advisers Act.

Investment Advisory Agreement

Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, the Adviser will manage our day-to-day operations and provide investment advisory services to us. Under the terms of the Investment Advisory Agreement, the Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make;

•	executes, closes, services and monitors the investments we make;

•	determines the securities and other assets that we will purchase, retain or sell;

•	performs due diligence on prospective portfolio companies; and

•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Pursuant to the Investment Advisory Agreement, we have agreed to pay the Adviser a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by our stockholders.

For the period from February 11, 2014 (the completion of our initial public offering) and ending December 31, 2014, the Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support a minimum dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the periods January 1, 2015 to December 31, 2015 and January 1, 2016 to December 31, 2016, the Adviser has agreed to waive its incentive fees, without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support minimum dividend payments on shares of common stock outstanding on the relevant dividend payment dates of 9.25% and 9.375%, respectively (to be paid on a quarterly basis). The annual dividend yield will be based on our initial public offering price per share. Net investment income is defined as GAAP net income before net realized and unrealized gains (losses).

Management Fee

The base management fee is calculated at an annual rate of 1.75% of our gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter will be appropriately pro-rated.

Incentive Fee

We will pay the Adviser an incentive fee. Incentive fees are calculated as below and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date). The incentive fee, which provides the Adviser with a share of the income that it generates for us, has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a total return requirement and deferral of non-cash amounts, and is 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Adviser receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% (which is 10.0% annualized). The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, the Adviser receives 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to the Adviser only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we would pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphic representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-incentive Fee Net Investment Income

Allocated to Income-Related Portion of Incentive Fee

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2014, and is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees, provided that the incentive fee determined as of December 31, 2014 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2014. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee before Total Return Requirement Calculation:

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 2.2625%

Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(4) = 100% × (2.2625% – 2.0%) = 0.2625%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 2.8625%

Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”)(4)

Incentive fee = 100% × “catch-up” + (20.0% × (Pre-Incentive Fee Net Investment Income –2.5%))

“Catch-up” = 2.5% – 2.0% = 0.5%

Incentive fee = (100% × 0.5%) + (20.0% × (2.8625% – 2.5%)) = 0.5% + (20.0% × 0.3625%) = 0.5% + 0.725% = 0.5725%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5725%.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 2.8625%

Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 2.0%

Management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 2.8625%

Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 3: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $2.0 million investment made in Company A (“Investment A”), and $3.0 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $5.0 million and fair market value (“FMV”) of Investment B determined to be $3.5 million

Year 3: FMV of Investment B determined to be $2.0 million

Year 4: Investment B sold for $3.25 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $0.6 million—($3.0 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None—$0.4 million (20.0% multiplied by ($3.0 million cumulative capital gains less $1.0 million cumulative capital depreciation)) less $0.6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $50,000—$0.65 million ($3.25 million cumulative realized capital gains multiplied by 20%) less $0.6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $2.0 million investment made in Company A (“Investment A”), $5.25 million investment made in Company B (“Investment B”) and $4.5 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $4.5 million, FMV of Investment B determined to be $4.75 million and FMV of Investment C determined to be $4.5 million

Year 3: FMV of Investment B determined to be $5.0 million and Investment C sold for $5.5 million

Year 4: FMV of Investment B determined to be $6.0 million

Year 5: Investment B sold for $4.0 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $0.4 million capital gains incentive fee—20.0% multiplied by $2.0 million ($2.5 million realized capital gains on Investment A less $0.5 million unrealized capital depreciation on Investment B)

Year 3: $0.25 million capital gains incentive fee(1)—$0.65 million (20.0% multiplied by $3.25 million ($3.5 million cumulative realized capital gains less $0.25 million unrealized capital depreciation)) less $0.4 million capital gains incentive fee received in Year 2

Year 4: $0.05 million capital gains incentive fee—$0.7 million ($3.50 million cumulative realized capital gains multiplied by 20.0%) less $0.65 million cumulative capital gains incentive fee paid in Year 2 and Year 3

Year 5: None—$0.45 million (20.0% multiplied by $2.25 million (cumulative realized capital gains of $3.5 million less realized capital losses of $1.25 million)) less $0.7 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Alternative 1 above, if a portfolio company were to be wound up on a date other than its fiscal year end of any year, it may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if such portfolio company had been wound up on its fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by the Adviser ($0.70 million) is effectively greater than $0.45 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($2.25 million)).

Payment of Our Expenses

The base management fee and incentive compensation remunerates the Adviser for work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	our organization, the Formation Transactions and this offering;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	fees and expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;

•	other offerings of our common stock and other securities;

•	administration fees and expenses, if any, payable under the Administration Agreement (including our allocable portion of the Adviser’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;

•	costs associated with our reporting and compliance obligations under the 1940 Act, as amended, and other applicable federal and state securities laws, and stock exchange listing fees;

•	fees and expenses associated with independent audits and outside legal costs;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of any reports, proxy statements or other notices to or communications and meetings with stockholders;

•	costs associated with investor relations;

•	costs and fees associated with any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff; and

•	all other expenses incurred by us or the Adviser in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon 60 days’ written notice.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, the Adviser and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as the Adviser.

Board Approval of the Investment Advisory Agreement

Our board of directors approved the Investment Advisory Agreement at its first meeting, held on October 8, 2013. In its consideration of the investment advisory agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our Adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) any existing and potential sources of indirect income to our Adviser from its relationships with us and the profitability of those relationships; (d) information about the services to be performed and the personnel performing such services under the investment advisory agreement; (e) the organizational capability and financial condition of our Adviser; and (f) various other factors.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our stockholders.

Administration Agreement

Under the Administration Agreement, the Adviser furnishes us with office facilities and equipment and will provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Adviser performs, or oversees the performance of, our required administrative services, which includes, among other things, being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC. In addition, the Adviser assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, the Adviser also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. The Adviser satisfies certain of its obligations under the Administration Agreement to us through the Services Agreement with Cyrus Capital. See “Related Party Transactions and Certain Relationships—Cyrus Capital Relationship ..”

Payments under the Administration Agreement equal an amount based upon our allocable portion (subject to the review of our board of directors) of the Adviser’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, if requested to provide significant managerial assistance to our portfolio companies, the Adviser will be paid an additional amount based on the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. The Administration Agreement has an initial term of two years and may be renewed with the approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that the Adviser outsources any of its functions, we pay the fees associated with such functions on a direct basis without any incremental profit to the Adviser.

Indemnification

The Administration Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Administration Agreement or otherwise as our administrator.

License Agreement

We have entered into a license agreement with the Adviser under which the Adviser has agreed to grant us a non-exclusive, royalty-free license to use the name “CM Finance.” Under this agreement, we have a right to use the “CM Finance” name for so long as the Adviser or one of its affiliates remains the Adviser. Other than with respect to this limited license, we have no legal right to the “CM Finance” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with the Adviser is in effect.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

We have entered into agreements with the Adviser, in which our senior management and members of the Adviser’s investment committee have direct ownership and other financial interests. Mr. Mauer, our Chief Executive Officer, Mr. Jansen, our President and Secretary, and members of our board of directors together hold a 42% interest in the Adviser. The Adviser may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal investment allocation policies, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act regarding co-investments with affiliates.

Stifel Arrangement

Stifel owns approximately 16% of our total outstanding common stock, and also owns a 20% interest in the Adviser. As a result, Stifel will benefit from our performance and our investments. Pursuant to an irrevocable proxy, Stifel has granted us the right to vote the shares of our common stock held by it in excess of 4.9% of our total outstanding common stock. Stifel has the right to nominate for election a member of our board of directors, who will be considered “interested” (that is, not independent for purposes of the 1940 Act). Pursuant to this right, Stifel nominated Stephen Kuppenheimer, who currently serves as a member of our board of directors. In addition, Stifel has the right to appoint a representative to the Adviser’s three-member board of managers and a member of the Adviser’s investment committee. Stifel appointed Mr. Kuppenheimer to the Adviser’s board of managers and investment committee. Stifel will not have any rights to exercise a controlling influence over our day-to-day operations or the operations or investment management function of the Adviser.

Six of the investment professionals employed by the Adviser as part of its Investment Team are also employees of Stifel pursuant to the Stifel Arrangement. Although these investment professionals dedicate a majority of their time to the business and activities of the Adviser, they are dual employees of both Stifel and the Adviser, and as a result, may continue to engage in investment advisory activities for Stifel. This dual employment arrangement could result in a conflict of interest and may distract these investment professionals from their responsibilities to us. Mr. Kuppenheimer is a member of the Adviser’s investment committee and will be a member of our board of directors. Mr. Kuppenheimer is also an employee of Stifel, and as a result, continues to engage in investment advisory activities for Stifel, which could result in a conflict of interest and may distract Mr. Kuppenheimer from his responsibilities to us. Messrs. Mauer and Jansen monitor the activities of the members of the Investment Team for any conflicts of interest and will seek to resolve them on our behalf, subject to the oversight of our board of directors. As a member of the Adviser’s investment committee and our board of directors, Mr. Kuppenheimer will recuse himself from consideration of any potential conflict related to Stifel, should any such conflicts arise.

Under the Stifel Arrangement and subject to certain restrictions, Stifel will use its commercially reasonable efforts to present to us the opportunity to review and bid on all Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities consistent with our investment strategy, subject to the approval of our board of directors, as necessary under the 1940 Act, and certain other limitations. Stifel may invest in the same portfolio companies that we invest in, and (regardless of whether our investment arose from a Stifel-originated opportunity) Stifel may, through such investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its interest in the Adviser. We believe that we may co-invest with Stifel and its affiliates upon approval of a majority of our directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Cyrus Capital Relationship

The Cyrus Funds owns approximately 28% of our outstanding common stock, and also hold a 38% indirect economic interest, but no voting interest, in the Adviser. As a result of its economic interest in the Adviser, the Cyrus Funds benefit from our performance and our investments. Neither the Cyrus Funds nor Cyrus Capital have any rights to exercise a controlling influence over our operations or the operations or investment management function of the Adviser. As a result of the relationship with Cyrus and the Cyrus Funds, we could be presumed to be an affiliate of the Cyrus Funds under the 1940 Act. However, a person’s status as an “affiliate” under the 1940 Act is a rebuttable presumption, which we believe we can successfully refute. As a result, we believe that we may invest in the same portfolio companies that the Cyrus Funds invest in, without seeking exemptive relief from the SEC. In addition, the Cyrus Funds may, through such co-investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its economic interest in the Adviser. Cyrus Capital may also provide us with investment opportunities.

Pursuant to the Services Agreement, Cyrus Capital provides the Adviser on a non-exclusive basis, with the services of certain employees, who provide investment services, including analysis of investment opportunities, for us as part of the Adviser’s Investment Team and in connection with the Adviser’s obligations to us under the Investment Advisory Agreement. Although we expect that the Adviser will rely on the Cyrus Capital employees that perform analyst functions for less than 25% of the aggregate time dedicated to our business by the Adviser’s Investment Team, the Cyrus Capital employees will also be engaging in investment advisory activities for the private investment funds managed by Cyrus Capital, including the Cyrus Funds, as well as other funds, which could result in a conflict of interest, with respect to, among other things, the allocation of investment opportunities and may distract them from their responsibilities to us. Messrs. Mauer and Jansen will monitor the activities of these investment professionals for any such conflicts and will seek to resolve them on our behalf, subject to the oversight of our board of directors. In addition, under the Services Agreement, the Adviser has retained the services of accounting and back office professionals to assist the Adviser in fulfilling certain of its obligations to us under the Administration Agreement. We also will be sharing information technology with and receiving other administrative services from Cyrus Capital through the Services Agreement pursuant to the Adviser’s obligations under the Administration Agreement. The Services Agreement has an initial term of five years and may be terminated by Cyrus Capital at any time only under certain circumstances, including if the Adviser ceases to provide investment advisory service to us. The Services Agreement may also be terminated by either Cyrus Capital or the Adviser upon 90 days’ notice prior to the initial five-year term and the expiration of each one-year anniversary thereafter.

Investment Advisory Agreement

We have entered into an Investment Advisory Agreement with the Adviser. Pursuant to this agreement, we have agreed to pay to the Adviser a base management fee and an incentive fee. Messrs. Mauer and Jansen, each an interested member of our board of directors, has a direct or indirect pecuniary interest in the Adviser. See “Management Agreements.” The incentive fee will be computed and paid on income that we may not have yet received in cash at the time of payment. This fee structure may create an incentive for the Adviser to invest in certain types of speculative securities. Additionally, we will rely on investment professionals from the Adviser (including through the Services Agreement) to assist our board of directors with the valuation of our portfolio investments. The Adviser’s management fee and incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of the Adviser are involved in the valuation process for our portfolio investments.

License Agreement

We have entered into a license agreement with the Adviser pursuant to which the Adviser has granted us a non-exclusive, royalty-free license to use the name “CM Finance.”

Administration Agreement

We have entered into an Administration Agreement with the Adviser pursuant to which the Adviser (through the Services Agreement with Cyrus Capital) will furnish us with office facilities and equipment and will provide us with the clerical, bookkeeping, recordkeeping and other administrative services necessary to conduct day-to-day operations. Under this Administration Agreement, the Adviser will perform, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. See “Management Agreements.” We will reimburse the Adviser for the allocable portion (subject to the review of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, the Adviser will satisfy certain of its obligations to us under the Administration Agreement through the Services Agreement with Cyrus Capital.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of January 8, 2015, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of January 8, 2015 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 13,666,666 shares of common stock outstanding as of January 8, 2015.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o CM Finance Inc, 601 Lexington Avenue, 26th Floor, New York, NY 10022.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)		Percentage of Class
Interested Directors
Michael C. Mauer	84,999	(2)	*
Christopher E. Jansen	84,699	(3)	*
Stephan Kuppenheimer	26,401		*

Independent Directors
Keith Lee	7,801		*
Robert Ryder	24,912		*
Julie Persily	6,863		*
Robert Wagner	3,301		*

Executive Officers
Jai Agarwal	2,400		*
Edward Cook	—		*

Executive officers and directors as a group	241,376		1.77%

5% Holders
Cyrus Opportunities Master Fund II, Ltd. Crescent 1, L.P. CRS Master Fund, L.P. Cyrus Select Opportunities Master Fund, Ltd.	3,818,186	(4)	27.94%
Stifel Venture Corp.(5)	2,181,818		15.96%

*	Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended.
(2)	Includes one share held by Mr. Mauer’s daughter, one share held by Mr. Mauer’s son and one share held by Mr. Mauer’s wife.

(3)	Includes 10,000 shares held by Patricia McInerney Jansen Children’s Trust, of which Mr. Jansen is a Trustee, one share held by Mr. Jansen’s daughter and one share held by Mr. Jansen’s wife.
(4)	Includes 2,077,092 shares held by Cyrus Opportunities Master Fund II, Ltd., 717,819 shares held by Crescent 1, L.P., 645,274 shares held by CRS Master Fund, L.P., and 378,001 shares held by Cyrus Select Opportunities Master Fund, Ltd. Each of Cyrus Opportunities Master Fund II, Ltd., Crescent 1, L.P., CRS Master Fund, L.P. and Cyrus Select Opportunities Master Fund, Ltd. (the “Cyrus Funds”) is subject to a 365-day lock-up agreement with respect to the shares of common stock issued to it in connection with the Company’s formation transactions. Pursuant to an irrevocable proxy, 3,818,186 shares held by the Cyrus Funds must be voted in the same manner as our other stockholders, excluding Stifel Venture Corp., vote their shares. The principal business address of the Cyrus Funds is 399 Park Avenue, 39th Floor, New York, New York 10022.
(5)	Based on information obtained in a Schedule 13D filed jointly by Stifel Financial Corp. and Stifel Venture Corp. on February 18, 2014. All shares are owned directly by Stifel Venture Corp., which is a direct wholly owned subsidiary of Stifel Financial Corp. The principal business address of Stifel Financial Corp. and Stifel Venture Corp. is One Financial Plaza, 501 North Broadway, St. Louis, Missouri 63102. Stifel Venture Corp. has granted us the right to vote all shares of our common stock held by Stifel Venture Corp. in excess of 4.9% of our total outstanding common stock pursuant to an irrevocable proxy.

The following table sets forth as of January 8, 2015, the dollar range of our securities owned by our directors and executive officers.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Director:
Michael C. Mauer	Over $100,000
Christopher E. Jansen	Over $100,000
Stephan Kuppenheimer	Over $100,000

Independent Directors:
Keith Lee	$50,001 – $100,000
Robert Ryder	Over $100,000
Julie Persily	$50,001 – $100,000
Robert Wagner	$10,001 – $50,000

Executive Officers:
Jai Agarwal	$10,001 – $50,000
Edward Cook	None

(1)	The dollar range of equity securities beneficially owned is based on the closing price for our common stock of $11.12 on January 8, 2015 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.
(2)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

SELLING STOCKHOLDERS

This prospectus also relates to 6,000,004 shares being offered for resale on behalf of the selling stockholders identified below. We are registering the shares to permit the selling stockholders to resell the shares when and as they deem appropriate. The following table sets forth:

•	the name of the selling stockholders;

•	the number and percent of shares of our common stock that the selling stockholders beneficially owned prior to the offering for resale of the shares under this registration statement;

•	the number of shares of our common stock that may be offered for resale for the account of the stockholders under this registration statement, some or all of which shares may be sold pursuant to this prospectus and any prospectus supplement; and

•	the number and percent of shares of our common stock to be beneficially owned by the selling stockholders after an offering under this registration statement (assuming all of the offered resale shares are sold by the selling stockholder).

The number of shares in the column “Number of Shares Being Offered” represents all of the shares that the selling stockholders may offer under this registration statement. We do not know how long the selling stockholders will hold the shares before selling them or how many shares it will sell and we currently have no agreements, arrangements or understandings with the stockholder regarding the sale of any of the shares under this registration statement. The shares offered by this prospectus may be offered from time to time by the selling stockholder listed below.

This table is prepared solely based on information supplied to us by the listed stockholder and any public documents filed with the SEC, and assumes the sale of all of the resale shares. The applicable percentages of beneficial ownership are based on an aggregate of 13,666,666 shares of our common stock issued and outstanding on January 8, 2015, adjusted as may be required by rules promulgated by the SEC.

Stockholder	Shares Beneficially Owned Prior to Offering		Number of Shares Being Offered	Shares Beneficially Owned After Offering
	Number	Percent		Number	Percent
Cyrus Opportunities Master Fund II, Ltd. 399 Park Avenue, 39th Floor New York, New York 10022	2,077,092	15.2%	2,077,092	—	—

Crescent 1, L.P. 399 Park Avenue, 39th Floor New York, New York 10022	717,819	5.3%	717,819	—	—

CRS Master Fund, L.P. 399 Park Avenue, 39th Floor New York, New York 10022	645,274	4.7%	645,275	—	—

Cyrus Select Opportunities Master Fund, Ltd. 399 Park Avenue, 39th Floor New York, New York 10022	378,001	2.8%	378,001	—	—

Stifel Venture Corp. One Financial Plaza 501 North Broadway St. Louis, Missouri 63102	2,181,818	15.96%	2,181,818	—	—

*	Less than 1%.

Shares of our common stock sold by the selling stockholders will generally be freely tradable. Sales of substantial amounts of our common stock, including by the selling stockholders, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available will be valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, our board of directors retains one or more independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least quarterly. We also have adopted SFAS 157 (ASC Topic 820). This accounting statement requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with SFAS 157 (ASC Topic 820), the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

The valuation process is conducted at the end of each fiscal quarter, with all of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

A readily available market value is not expected to exist for most of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that our board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company considers the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned. See “Risk Factors—Risks Related to our Investments—Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with our senior management and the Adviser;

•	the audit committee of our board of directors then reviews these preliminary valuations;

•	on a period basis, at least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm engaged by our board of directors; and

•	the board of directors then discusses these preliminary valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of the Adviser, the independent valuation firm and the valuation committee.

In following these approaches, the types of factors that are taken into account in fair value pricing investments include, as relevant, but not be limited to:

•	available current market data, including relevant and applicable market trading and transaction comparables;

•	applicable market yields and multiples;

•	security covenants;

•	call protection provisions;

•	information rights;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;

•	comparisons of financial ratios of peer companies that are public;

•	comparable merger and acquisition transactions; and

•	the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On November 6, 2014, our stockholders voted to allow us to issue common stock below the then current net asset value, or NAV, per share of our common stock for the period ending on the earlier of the one year anniversary of the date of the Company’s 2014 Annual Meeting of Stockholders and the date of the Company’s 2015 Annual Meeting of Stockholders, which is expected to be held in June 2015. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock as of the date of stockholder approval. In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale;

•	a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

We are also permitted to sell shares of common stock below net asset value per share in rights offerings. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors including:

•	the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	the relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the proposed offering price would closely approximate the market value of our shares;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares in the offering;

•	the anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	the leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discount to net asset value increases.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 13,500,000 common shares outstanding, $300,000,000 in total assets and $100,000,000 in total liabilities. The current net asset value and net asset value per share are thus $200,000,000 and $14.81. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 1,350,000 shares (10% of the outstanding shares) at $13.33 per share after offering expenses and commissions (a 10% discount from net asset value), (2) an offering of 3,375,000 shares (25% of the outstanding shares) at $12.59 per share after offering expenses and commissions (a 15% discount from net asset value), (3) an offering of 3,375,000 shares (25% of the outstanding shares) at $11.11 per share after offering expenses and commissions (a 25% discount from net asset value), and (4) an offering of 3,375,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from net asset value).

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 25% Offering at 15% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$14.04	—	$13.26	—	$11.70	—	0.00	—
Net Proceeds per Share to Issuer	—	$13.33	—	$12.59	—	$11.11	—	0.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	13,500,000	$14,850,000	10.00%	16,875,000	25.00%	16,875,000	25.00%	16,875,000	25.00%
NAV per Share	$14.81	$14.68	(0.91)%	$14.37	(3.00)%	$14.07	(5.00)%	$11.85	(20.00)%
Dilution to Nonparticipating Stockholder A

Share Dilution
Shares Held by Stockholder A	135,000	135,000	0.00%	135,000	0.00%	135,000	0.00%	135,000	0.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%	0.80%	(20.00%)

NAV Dilution
Total NAV Held by Stockholder A	$2,000,000	$1,981,818	(1.00)%	$1,940,000	(3.00)%	$1,900,000	(5.00)%	$1,600,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $14.81 per Share)	$2,000,000	$2,000,000	0.00%	$2,000,000	0.00%	$2,000,000	0.00%	$2,000,000	0.00%
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(18,182)	(1.00)%	$(60,000)	(3.00)%	$(100,000)	(5.00)%	$(400,000)	(20.00)%

NAV Dilution per Share
NAV per Share Held by Stockholder A	$14.81	$14.68	—	$14.37	—	$14.07	—	$11.85	—
Investment per Share Held by Stockholder A (Assumed to be $14.81 per Share on Shares Held Prior to Sale)	$14.81	$14.81	—	$14.81	—	$14.81	—	$14.81	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.13)	—	$(0.44)	—	$(0.74)	—	$(2.96)	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)	—		(0.91)%		(3.00)%		(5.00)%		(20.00)%

(1)	Assumes 5% in selling compensation and expenses paid by us.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discount to net asset value increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 15% discount from the prior chart (Example 2) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 16,875 shares, which is 0.5% of an offering of 3,375,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 50,625 shares, which is 1.5% of an offering of 3,375,000 shares rather than its 1.0% proportionate share). It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$13.26		$13.26
Net Proceeds per Share to Issuer	—	$12.59	—	$12.59	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	13,500,000	16,875,000	25.00%	16,875,000	25.00%
NAV per Share	$14.81	$14.37	(3.00)%	$14.37	(3.00)%
Dilution/Accretion to Participating Stockholder A

Share Dilution/Accretion
Shares Held by Stockholder A	135,000	151,875	12.50%	185,625	37.50%
Percentage Outstanding Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%

NAV Dilution/Accretion
Total NAV Held by Stockholder A	$2,000,000	$2,182,500	9.10%	$2,667,500	33.40%
Total Investment by Stockholder A (Assumed to be $14.81 per Share on Shares Held Prior to Sale)	—	$2,223,684		$2,671,053
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(41,184)		$(3,553)

NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$14.37		$14.37
Investment per Share Held by Stockholder A (Assumed to be $14.81 per Share on Shares Held Prior to Sale)	$14.81	$14.64	(1.17)%	$14.39	(2.87)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.27)		$(0.02)
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—		(1.85)%		(0.13)%

(1)	Assumes 5% in selling compensation and expenses paid by us.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below net asset value and whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares (Examples 2, 3 and 4 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discount to net asset value increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share.

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 25% Offering at 15% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$14.04	—	$13.26	—	$11.70	—	0.00	—
Net Proceeds per Share to Issuer	—	$13.33	—	$12.59	—	$11.11	—	0.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	13,500,000	$14,850,000	10.00%	16,200,000	20.00%	16,875,000	25.00%	16,875,000	25.00%
NAV per Share	$14.81	$14.68	(0.91)%	$14.44	(2.50)%	$14.07	(5.00)%	$11.85	(20.00)%
Dilution to New Investor A

Share Dilution
Shares Held by Investor A		135,000	—	135,000	—	135,000	—	135,000	—
Percentage Outstanding Held by Investor A	0.00%	(0.91)%	—	(0.83)%	—	(0.80)%	—	(0.80)%	—

NAV Dilution
Total NAV Held by Investor A	—	$1,981,818	—	$1,950,000		$1,900,000		$1,600,000
Total Investment by Investor A (At Price to Public)	—	$1,894,737	—	$1,789,474	—	$1,578,947	—	—	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$87,081	—	$160,526	—	$321,053	—	$1,600,000	—

NAV Dilution per Share
NAV per Share Held by Investor A	—	$14.68	—	$14.44	—	$14.07	—	$11.85	—
Investment per Share Held by Investor A	—	$14.04	—	$13.26	—	$11.70	—	—	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$0.65	—	$1.19	—	$2.38	—	$11.85	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	4.60%		8.97%		20.33%		—

(1)	Assumes 5% in selling compensation and expenses paid by us.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of such dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, LLC, the plan administrator and our transfer agent, registrar and distribution disbursing agent, in writing so that such notice is received by the plan administrator by the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three business days prior to the payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission of $0.10 per share from the proceeds of the sale of any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission of $0.10 per share from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. However, since a participating stockholder’s cash distributions will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will generally be equal to the amount treated as a distribution for U.S. federal income tax purposes. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below. Those stockholders whose shares are held by a broker or other nominee who wish to terminate his or her account under the plan may do so by notifying his or her broker or nominee. You may also terminate your account online at www.amstock.com or via the toll free number (800) 937-5449. You may also call the toll free number with any inquiries you may have. Representatives are available Monday to Friday 8 a.m. to 8 p.m. Eastern Standard Time.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any stockholder distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, 6201 15th Avenue, Brooklyn, New York, 11219, or by calling the plan administrator at (718) 921-8124.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

Neither we nor American Stock Transfer & Trust Co, LLC will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (a) arising out of failure to terminate a participant’s account, sell shares held in the Plan or reinvest dividends; (b) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, American Stock Transfer & Trust Co, LLC will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to American Stock Transfer & Trust Co, LLC.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the “Treasury regulations”, the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to us are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to our assets and the manner in which the we operate, and certain complicated tax accounting calculations. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting us and our stockholders. For example, this summary does not describe all U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of our common stock through a foreign financial institution, persons that hold shares of our common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary taxable income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a RIC

For any taxable year in which we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

We generally will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our net ordinary income for each calendar year, (b) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year and on which we paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to maintain our qualification as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be regulated as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (which generally are partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, or the Diversification Tests.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If we are not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to maintain our qualification as a RIC and become subject to corporate-level U.S. federal income taxes on all of our taxable income without the benefit of the dividends-paid deduction.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order (i) to satisfy the Annual Distribution Requirement and to otherwise eliminate our liability for U.S. federal income and excise taxes and (ii) to satisfy the Diversification Tests. However, under the 1940 Act, we are not permitted to borrow additional funds or to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our qualification as a RIC. If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement, or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

In addition, if we form and operate a SBIC subsidiary, we will be partially dependent on the SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. The SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for the SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If the SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to maintain our qualification as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (b) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (c) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (d) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (e) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (f) cause us to recognize income or gain without a corresponding receipt of cash, (g) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (h) adversely alter the characterization of certain complex financial transactions and (i) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such capital gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may hold assets that generate such income and provide services that generate such fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

The remainder of this discussion assumes that we will maintain our qualification as a RIC and will satisfy the Annual Distribution Requirement.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Tax on Investment Income

A 3.8% tax is imposed on the “net investment income” of certain individuals, and on the undistributed “net investment income” of certain estates and trusts. Among other items, net investment income generally includes gross income from interest, dividends and net gains from certain property sales, less certain deductions. U.S. stockholders should consult their tax advisors regarding the possible implications of this legislation in their particular circumstances.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal income tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. U.S. stockholders receiving distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash distributions will receive, and should have a cost basis in the shares received equal to such amount. A U.S. stockholder receiving a distribution in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to the alternative minimum tax (‘‘AMT’’), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determines that a different method for a particular item is warranted under the circumstances.

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Under a provision that applies to taxable years beginning before January 1, 2014, properly reported dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation in which we hold 10% or more of total combined voting power or a partnership in which we hold 10% or more of the capital or profits, reduced by expenses that are allocable to such income), or (b) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold tax even if we properly report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. Although this provision has been subject to previous extensions, we cannot be certain whether this exception will apply for any taxable years beginning after December 31, 2013.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN, W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

An investment in shares by a non-U.S. person may also be subject to U.S. estate tax. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, U.S. estate tax and state, local and foreign tax consequences of an investment in the shares of our common stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act, or FATCA, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.- source interest or dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a stockholder and the status of the intermediaries through which it holds its units, a stockholder could be subject to this 30% withholding tax with respect to distributions on our stock and proceeds from the sale of our stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Failure to Maintain our Qualification as a RIC

If we are unable to qualify for treatment as a RIC, and if certain remedial provisions are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (or shorter applicable period), unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF OUR COMMON STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and our articles of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock. Our common stock is listed on the Nasdaq Global Select Market under the ticker symbol “CMFN.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is June 30th. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following presents our outstanding classes of securities as of January 8, 2015.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	13,666,666

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors are divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a business development company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, or the Control Share Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our articles of incorporation authorize our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our securities or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our securities and before any purchase of securities is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “—Events of Default” and “—Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;

•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to the Company by the SEC; or

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to it is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the costs, expenses and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “—Indenture Provisions—Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments;

•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments;

•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “—Indenture Provisions—Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, shares of our preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed.

REGULATION

We are a business development company under the 1940 Act that intends to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to stockholders.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. Under the 1940 Act and the rules thereunder, “eligible portfolio companies” include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., the Nasdaq Global Select Market) or registered under the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Adviser will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to maintain our qualification as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). A proposal, approved by our stockholders at our 2013 Annual Meeting of Stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for the period ending on the earlier of the one year anniversary of the date of the Company’s 2013 Annual Meeting of Stockholders and the date of the Company’s 2014 Annual Meeting of Stockholders, which is expected to be held in June 2014. We would need similar future approval from our stockholders to issue shares below the then current net asset value per share any time after the expiration of the current approval. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors—Risks Relating to this Offering—Existing stockholders may incur dilution if, in the future, we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.”

Codes of Ethics

We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with such code’s requirements. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set out below. The guidelines will be reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold. Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

The Adviser has established a proxy voting committee and adopted proxy voting guidelines and related procedures. The proxy voting committee establishes proxy voting guidelines and procedures, oversees the internal proxy voting process, and reviews proxy voting issues. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: CM Finance Inc, Attention: Investor Relations,601 Lexington Ave, 26th Floor, New York, NY 10022, or by calling us collect at (212) 257-5199. The SEC also maintains a website at www.sec.gov that contains this information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of the Adviser and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and the Adviser are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with investment funds, accounts or investment vehicles managed by the Adviser when each of us and such investment fund, account or investment vehicle will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for an investment fund, account or investment vehicle managed by the Adviser to invest in different securities of the same issuer, the Adviser will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by the Adviser has previously invested.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights or warrants to purchase common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. In addition, this prospectus relates to 6,000,004 shares of our common stock (the “Selling Stockholder Shares”) that may be sold by the selling stockholder identified under “Selling Stockholders.”

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our securities less any underwriting commissions or discounts must equal or exceed the net asset value per share of our securities except that we may sell shares of our securities at a price below net asset value per share if holders of a majority of the number of shares of our stock have approved such a sale or if the following conditions are met: (i) holders of a majority of our stock and a majority of our stock not held by affiliated persons have approved issuance at less than net asset value per share during the one year period prior to such sale; (ii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us have determined that such sale would be in our best interest and in the best interests of our stockholders; and (iii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

On November 6, 2014, our stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of the one year anniversary of the date of our 2014 Annual Meeting of Stockholders and the date of our 2015 Annual Meeting of Stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so.

In connection with the sale of our securities and the Selling Stockholder Shares, underwriters or agents may receive compensation from us and/or the selling stockholders or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, such expenses, as well as any other fees and the expenses incurred by us in connection with any offering of our securities, including debt securities. Underwriters may sell our securities and the Selling Stockholder Shares to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities and the Selling Stockholder Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and/or the selling stockholders and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us and/or the selling stockholders will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock or the Selling Stockholder Shares sold pursuant to a prospectus supplement will be listed on the Nasdaq Global Select Market, or another exchange on which our common stock is traded.

Under agreements into which we or the selling stockholders may enter, underwriters, dealers and agents who participate in the distribution of our securities and/or the Selling Stockholder Shares may be entitled to indemnification by us or the selling stockholders against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we and/or the selling stockholders will authorize underwriters or other persons acting as our and/or the selling stockholders’ agents to solicit offers by certain institutions to purchase our securities from us or the Selling Stockholder Shares from the selling stockholders pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us and/or the selling stockholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities and/or the Selling Stockholder Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities and the Selling Stockholder Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities and/or the Selling Stockholder Shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10.0% for the sale of any securities being registered.

We will pay customary costs and expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including SEC filing fees and expenses of compliance with state securities or “blue sky” laws. However, the selling stockholder will pay all underwriting discounts and selling commissions, if any, attributable to sales of Selling Stockholder Shares. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, or the selling stockholder will be entitled to contribution.

We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, or we may be entitled to contribution.

There can be no assurance that any selling stockholders will sell any or all of the Selling Stockholder Shares registered pursuant to the registration statement, of which this prospectus forms a part. Once sold under the registration statement, of which this prospectus forms a part, the Selling Stockholder Shares will be freely tradable in the hands of persons other than our affiliates.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by State Street Bank and Trust Company pursuant to a custody agreement. State Street Bank and Trust Company will also serve as our transfer agent, distribution paying agent and registrar. The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLC, Washington, DC 20001. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements as of June 30, 2014, 2013 and 2012, and for the year ended June 30, 2014, 2013 and the period from March 7, 2012 (commencement of operations) to June 30, 2012, as set forth in their report. We have included our consolidated financial statements and our senior securities table in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing. Ernst & Young LLP’s principal business address is 5 Times Square, New York, New York 10036.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We also file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We maintain a website at http://cmfn-inc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 601 Lexington Ave, 26th Floor, New York, NY 10022, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

CM Finance Inc and subsidiaries

Consolidated Statements of Assets and Liabilities

	September 30, 2014 (Unaudited)	June 30, 2014
Assets
Non-controlled, non-affiliated investments, at fair value (amortized cost of $296,539,888 and $271,682,258, respectively)	$298,672,633	$273,710,465
Derivatives, at fair value (cost $0 and $0, respectively)	987,590	563,866
Cash	18,049,346	24,698,073
Cash, restricted	12,002,839	7,139,313
Interest receivable	1,986,834	1,458,043
Deferred debt issuance costs	3,330,671	459,676
Prepaid expenses and other assets	537,280	730,562

Total Assets	$335,567,193	$308,759,998

Liabilities
Notes Payable:
Term loan	$102,000,000	$76,500,000
Revolving credit facility	21,487,523	9,091,314
Payable for investments purchased	1,194,000	16,660,000
Distributions payable	4,612,500	4,612,500
Derivatives, at fair value (cost $0 and $0, respectively)	987,590	563,866
Base management fees payable	1,107,453	313,237
Income-based incentive fees payable	386,629	—
Accrued deferred financing costs	2,787,292	—
Interest payable	130,583	108,117
Accrued expenses and other liabilities	675,862	694,143

Total Liabilities	135,369,432	108,543,177
Commitments and Contingencies (Note 6)
Net Assets
Common Stock, par value $0.001 per share (100,000,000 shares authorized, 13,666,666 and 13,666,666 shares issued and outstanding, respectively)	13,667	13,667
Additional paid-in capital	198,810,786	198,810,786
Undistributed net realized gain (loss)	(123,598)	—
Distributions in excess of net investment income	(635,839)	(635,839)
Net unrealized appreciation on investments	2,132,745	2,028,207

Total Net Assets	200,197,761	200,216,821

Total Liabilities and Net Assets	$335,567,193	$308,759,998

Net Asset Value Per Share	$14.65	$14.65

See notes to unaudited consolidated financial statements.

CM Finance Inc and subsidiaries

Consolidated Statements of Operations (Unaudited)

	For the three months ended September 30,
	2014		2013
Investment Income:
Interest income		$6,932,006		$3,276,493
Payment in-kind interest income		561,020		408,492
Other fee income		336,568		115,099
Royalty income		31,275		—

Total investment income		7,860,869		3,800,084
Expenses:
Interest expense		718,876		501,402
Amortization of deferred debt issuance costs		172,892		26,049
Base management fees		1,107,453		—
Income-based incentive fees		969,458		—
Capital gains incentive fees		138,049		—
Custodian and administrator fees		88,690		—
Directors’ fees		114,750		—
Professional fees		210,223		131,228
Allocation of administrative costs from advisor		191,420		—
Insurance expense		110,746		—
Other expenses		146,690		12,617

Total expenses		3,969,247		671,296
Waiver of income-based incentive fees		(582,829)		—
Waiver of capital gains incentive fees		(138,049)		—

Net expenses		3,248,369		671,296

Net investment income(1)		4,612,500		3,128,788
Net realized and unrealized gains (losses) on investment transactions:
Net realized gains on investments attributable to CM Finance LLC		—		258,176
Net realized losses on investments attributable to CM Finance Inc		(123,598)		—
Net change in unrealized appreciation (depreciation) on investments attributable to CM Finance LLC		—		(881,545)
Net change in unrealized (depreciation) appreciation on investments attributable to CM Finance Inc		104,538		—

Net realized and unrealized losses		(19,060)		(623,369)

Net increase in net assets resulting from operations		$4,593,440		$2,505,419

Net increase in net assets resulting from operations attributable to CM Finance LLC	$	N.A.		$2,505,419

Net increase in net assets resulting from operations attributable to CM Finance Inc		$4,593,440	$	N.A.

CM Finance Inc:
Basic and diluted:
Net investment income per share		$0.34	$	N.A.
Earnings per share		$0.34	$	N.A.
Weighted Average Shares of Common Stock Outstanding		13,666,666		N.A.
Dividends declared per common share		$0.3375	$	N.A.

(1)	Net investment income attribution:

	For the three months ended September 30,
	2014		2013
Net investment income attributable to CM Finance LLC	$	N.A.		$3,128,788

Net investment income attributable to CM Finance Inc		$4,612,500	$	N.A.

See notes to unaudited consolidated financial statements.

CM Finance Inc and subsidiaries

Consolidated Statements of Changes in Net Assets (Unaudited)

	For the three months ended September 30,
	2014	2013
CM Finance LLC:
Members capital at beginning of period		$87,250,637
Contributions from members		3,038,820
Net investment income		3,128,788
Net realized gains (losses) on investments		258,176
Net change in unrealized appreciation (depreciation) on investments		(881,545)

Members’ capital, at end of period		$92,794,876

CM Finance Inc:
Net assets at beginning of period	$200,216,821
Increase (decrease) in net assets resulting from operations
Net investment income	4,612,500
Net realized loss on investments	(123,598)
Net change in unrealized appreciation (depreciation) on investments	104,538

Net increase in net assets from operations	4,593,440
Dividends declared	(4,612,500)

Total decrease in net assets	(19,060)

Net assets at end of period (including distributions in excess of net investment income of $635,839 and $0, respectively)	$200,197,761

See notes to unaudited consolidated financial statements.

CM Finance Inc and subsidiaries

Consolidated Statements of Cash Flows (Unaudited)

	For the three months ended September 30,
	2014	2013
Cash Flows from Operating Activities
Net increase in net assets resulting from operations attributable to CM Finance LLC	$—	$2,505,419
Net increase in net assets resulting from operations attributable to CM Finance Inc	4,593,440	—
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Origination and purchases of investments	(54,045,117)	(28,814,958)
Payment in kind interest	(561,020)	(408,492)
Sales and repayments of investments	30,018,581	14,979,583
Net realized loss (gain) on investments in securities attributable to CM Finance LLC	—	(258,176)
Net realized loss (gain) on investments in securities attributable to CM Finance Inc	123,598	—
Net change in unrealized (appreciation) depreciation on investments attributable to CM Finance LLC	—	881,545
Net change in unrealized (appreciation) depreciation on investments attributable to CM Finance Inc	(104,538)	—
Amortization of discount/premium on investments	(393,672)	(79,516)
Amortization of deferred debt issuance costs	172,892	(74,182)
Net (increase) decrease in operating assets:
Cash, restricted	(4,863,526)	8,721,889
Due from broker	—	20,011,505
Interest receivable	(528,791)	(597,559)
Deferred debt issuance costs	—	26,049
Prepaid expenses and other assets	193,282	—
Net increase (decrease) in operating liabilities:
Due to broker	—	2,151,074
Payable for investments purchased	(15,466,000)	—
Interest payable	22,466	(123,802)
Accrued expenses and other liabilities	(18,281)	40,801
Increase in base management fees payable	794,216	—
Income-based incentive fees payable	386,629	—

Net Cash Provided by (Used in) Operating Activities	(39,675,841)	18,961,180
Cash Flows from Financing Activities
Payment for deferred financing costs	(256,595)	—
Distributions to shareholders	(4,612,500)	—
Proceeds from borrowing on term loan	25,500,000	—
Proceeds from borrowing on revolving credit facility	46,066,444	—
Repayments of borrowing on revolving credit facility	(33,670,235)	—
Contributions from members of CM Finance LLC	—	3,038,820
Distributions to members of CM Finance LLC	—	(22,000,000)

Net Cash Provided by (Used in) Financing Activities	33,027,114	(18,961,180)

Net Change in Cash	(6,648,727)	—
Cash
Beginning of period	24,698,073	—

End of period	$18,049,346	$—

Supplemental cash flow information:
Cash paid for interest	$741,342	$625,204

See notes to unaudited consolidated financial statements.

CM Finance Inc and subsidiaries

Consolidated Schedule of Investments

(Unaudited)

September 30, 2014

Investments(1)	Industry	Interest Rate	Base Floor Rate	Maturity Date	Principal Amount/ Shares(2)	Amortized Cost	Fair Value	% of Net Assets
Non-Controlled/Non-Affiliates
Senior Secured First Lien Term Loans
AAR Intermediate Holdings, LLC	Oilfield Services	1M L + 12.00%(3)	1.00%	3/30/2019	$35,000,000	$32,110,594	$32,110,594	16.04%
AM General, LLC	Automobiles and Components	3M L + 9.00%(3)	1.25%	3/22/2018	10,111,111	9,990,501	9,302,222	4.65%
American Gaming Systems, Inc.	Entertainment and Leisure	3M L + 8.25%(3)	1.00%	12/21/2020	14,887,500	14,490,700	14,738,625	7.36%
Butler Burgher Group LLC	Services	1M L + 11.75%(3)	0.25%	6/30/2017	8,750,000	8,603,431	8,592,500	4.29%
Capital Petroleum Group	Retail	11.00% cash, 3.00% PIK(2)(3)(4)	—	9/30/2019	14,261,441	13,854,324	14,261,441	7.12%
Crestwood Holdings, LLC	Pipelines	3M L + 6.00%(3)	1.00%	6/19/2019	9,873,019	9,834,381	9,971,749	4.98%
JAC Holdings Corp.	Automobiles and Components	11.50%(3)	—	10/1/2019	4,000,000	4,000,000	4,000,000	2.00%
New Standard Energy Texas LLC	Oil and Gas	7.00% cash, 6.00% PIK(2)(3)(5)	—	11/28/2016	4,591,678	4,591,678	4,591,678	2.29%
PR Wireless, Inc.	Telecommunications	3M L + 9.00%(3)	1.00%	6/27/2020	16,957,500	15,306,452	15,431,325	7.71%
U.S. Well Services, LLC	Oilfield Services	1M L + 11.50%	0.50%	5/2/2019	9,765,590	9,564,282	9,570,278	4.78%
Virgin America, Inc.	Airlines	8.50% cash, 8.50% PIK(2)(4)	—	6/9/2016	5,886,125	5,623,400	5,886,125	2.94%
YRC Worldwide, Inc.(6)	Trucking and Leasing	3M L + 7.00%(3)	1.00%	1/1/2020	14,887,500	14,757,365	14,924,719	7.46%

Total Senior Secured First Lien Term Loans					148,971,464	142,727,108	143,381,256	71.62%
Senior Secured Second Lien Term Loans
AP NMT Acquisition BV(6)	Media	3M L + 9.00%(3)	1.00%	8/13/2022	15,000,000	13,807,209	13,800,000	6.89%
Bennu Oil & Gas, LLC	Oil and Gas	3M L + 7.50%(3)	1.25%	11/1/2018	11,882,269	11,827,649	11,941,681	5.97%
Caelus Energy Alaska 03 LLC	Oil and Gas	3M L + 7.50%(3)	1.25%	4/15/2020	14,000,000	13,733,129	13,860,000	6.92%
CT Technologies Intermediate Holdings, Inc.	Healthcare- Products/Services	3M L + 8.00%(3)	1.25%	10/5/2020	12,000,000	11,845,524	12,000,000	5.99%
Ikaria Acquisition, Inc.	Healthcare- Products/Services	3M L + 7.75%	1.00%	2/12/2022	2,000,000	1,986,346	2,034,000	1.02%
North American Lifting Holdings, Inc.(7)	Industrial	3M L + 9.00%	1.00%	11/27/2021	16,200,000	15,120,445	16,119,000	8.05%
RCHP, Inc.	Healthcare- Products/Services	3M L + 9.50%(3)	1.00%	10/23/2019	15,000,000	14,788,194	15,000,000	7.49%
Road Infrastructure Investment, LLC	Construction & Building	3M L + 6.75%(3)	1.00%	9/30/2021	5,000,000	4,976,755	4,812,500	2.40%
Telecommunications Management, LLC	Telecommunications	3M L + 8.00%(3)	1.00%	10/30/2020	11,539,815	11,466,213	11,539,815	5.76%
Telular Corp.	Telecommunications	3M L + 8.00%(3)	1.25%	6/24/2020	7,500,000	7,408,510	7,500,000	3.75%
TNS, Inc.	Telecommunications	1M L + 8.00%(3)	1.00%	8/14/2020	17,112,500	17,118,233	17,026,937	8.51%
Trident USA Health Services, Inc.	Healthcare- Products/Services	3M L + 9.00%(3)(8)	1.25%	7/31/2020	20,000,000	19,950,168	19,750,000	9.87%
Virgin America, Inc.	Airlines	17.00% PIK(2)(4)	—	6/9/2016	5,924,521	5,823,433	5,924,521	2.96%
Total Senior Secured Second Lien Term Loans					153,159,105	149,851,808	151,308,454	75.58%

See notes to unaudited consolidated financial statements.

CM Finance Inc and subsidiaries

Consolidated Schedule of Investments (continued)

(Unaudited)

September 30, 2014

Investments(1)	Industry	Maturity Date	Principal Amount/ Shares(2)	Amortized Cost	Fair Value	% of Net Assets
Warrants
AAR Intermediate Holdings, LLC(9)	Oilfield Services	9/30/2024	2,189,406	2,189,406	2,189,406	1.09%
Endeavour International Holding B.V., $3.01 strike(6)(9)	Oil and Gas	11/30/2017	160,000	160,000	1	—
PR Wireless, Inc., $0.01 strike(9)	Telecommunications	6/24/2024	201	1,374,009	1,200,000	0.60%
Virgin America, Inc., $2.50 strike(9)	Airlines	6/9/2016	513,333	184,116	424,116	0.21%
Virgin America, Inc., $3.50 strike(9)	Airlines	6/9/2016	385,000	53,441	169,400	0.09%

Total Warrants			3,247,940	3,960,972	3,982,923	1.99%

Total Non-Controlled/Non-Affiliates			$305,378,509	$296,539,888	$298,672,633	149.19%

Liabilities in excess of other assets					(98,474,872)	(49.19%)
Net Assets					$200,197,761	100.00%

	Industry	Interest Rate	Maturity Date	Notional Amount	Amortized Cost	Fair Value	% of Net Assets
Derivatives
Assets
Total Return Swap(10)	Diversified Financial Services	L + 2.85%	5/22/2016	$102,000,000	$—	$813,974	0.40%
Total Return Swap(10)	Diversified Financial Services	0.50%	12/4/2015	50,000,000	—	173,616	0.09%

Total Assets				152,000,000	—	987,590	0.49%

Liabilities
Embedded derivative— Notes Payable(10)	Diversified Financial Services			102,000,000	—	(813,974)	(0.40%)
Embedded derivative— Notes Payable(10)	Diversified Financial Services			50,000,000	—	(173,616)	(0.09%)

Total Liabilities				152,000,000	—	(987,590)	(0.49%)

Total Derivatives				$304,000,000	$—	$—	—

(1)	All investments are in non-controlled and non-affiliated issuers. All investments are valued in good faith by the investment advisor and approved by the board of directors.
(2)	Principal amount includes capitalized PIK interest and is net of repayments and unfunded commitments.
(3)	Held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swaps.
(4)	Previously classified as Senior Secured Notes.
(5)	In addition to interest, the borrower pays an overriding royalty interest of 1.25% of gross sales proceeds, subject to certain maximum amounts.
(6)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 9.4% of total assets.
(7)	Position or portion thereof unsettled as of September 30, 2014.
(8)	$15,000,000 held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swaps.
(9)	Security is non-income producing.
(10)	Refer to Note 5 for more detail on the Total Return Swaps and the Embedded derivatives—Notes Payable.

1M L - 1 month LIBOR (0.16% as of September 30, 2014)

3M L - 3 month LIBOR (0.24% as of September 30, 2014)

PIK - Payment-In-Kind

See notes to unaudited consolidated financial statements.

CM Finance Inc and subsidiary

Consolidated Schedule of Investments

June 30, 2014

Investments(1)	Industry	Interest Rate	Base Floor Rate	Maturity Date	Principal Amount/ Shares(2)	Amortized Cost	Fair Value	% of Net Assets
Non-Controlled/Non-Affiliates
Senior Secured First Lien Term Loans
Active Media Services, Inc.	Commercial Services	1M L + 9.00%(3)	—	2/1/2018	$5,000,000	$4,888,563	$4,925,000	2.46%
AM General, LLC	Automobiles and Components	3M L + 9.00%(3)	1.25%	3/22/2018	14,400,000	14,234,958	12,960,000	6.47%
American Gaming Systems, Inc.	Entertainment and Leisure	3M L + 8.25%(3)	1.00%	12/21/2020	14,925,000	14,511,107	14,775,750	7.38%
Butler Burgher Group LLC	Services	1M L + 11.75%	0.25%	6/30/2017	8,750,000	8,592,500	8,596,876	4.29%
Crestwood Holdings, LLC	Pipelines	3M L + 6.00%(3)	1.00%	6/19/2019	9,898,788	9,857,978	9,997,775	4.99%
Endeavour International Holding B.V.(4)	Oil and Gas	3M L + 7.00%(3)	1.25%	11/30/2017	4,930,716	4,864,519	4,807,448	2.40%
		3M L + 7.00%(3)	1.25%	11/30/2017	6,860,064	6,767,964	6,688,562	3.34%

Total					11,790,780	11,632,483	11,496,010	5.74%

MF Global Holdings, Ltd.(4)	Diversified Financial Services	3M L + 6.50%(3)	2.00%	12/4/2014	5,976,129	5,965,083	5,976,129	2.99%
New Standard Energy Texas LLC	Oil and Gas	7.00% cash, 6.00% PIK(2)(5)	—	11/28/2016	4,524,411	4,524,411	4,524,411	2.26%
PR Wireless, Inc.(6)	Telecommunications	3M L + 9.00%	1.00%	6/27/2020	17,000,000	15,285,991	15,285,991	7.64%
U.S. Well Services, LLC	Oilfield Services	1M L + 11.50%	0.50%	5/2/2019	8,752,841	8,540,885	8,577,783	4.29%
YRC Worldwide, Inc.(4)	Trucking and Leasing	3M L + 7.00%(3)	1.00%	2/13/2019	14,925,000	14,787,021	14,962,313	7.47%

Total Senior Secured First Lien Term Loans					115,942,949	112,820,980	112,078,038	55.98%

Senior Secured Second Lien Term Loans
Bennu Oil & Gas, LLC	Oil and Gas	3M L + 7.50%(7)	1.25%	11/1/2018	14,912,125	14,840,295	15,061,246	7.52%
Caelus Energy Alaska 03 LLC	Oil and Gas	3M L + 7.50%	1.25%	4/15/2020	14,000,000	13,726,110	13,720,000	6.85%
CT Technologies Intermediate Holdings, Inc.	Healthcare- Products/Services	3M L + 8.00%(3)	1.25%	10/5/2020	12,000,000	11,839,053	12,000,000	5.99%
Ikaria Acquisition, Inc.	Healthcare- Products/Services	3M L + 7.75%(3)	1.00%	2/12/2022	2,000,000	1,985,880	2,034,000	1.02%
North American Lifting Holdings, Inc.	Industrial	3M L + 9.00%(3)	1.00%	11/27/2021	15,000,000	13,888,676	14,775,000	7.38%
RCHP, Inc.	Healthcare- Products/Services	3M L + 9.50%	1.00%	10/23/2019	15,000,000	14,780,919	14,775,000	7.38%
Road Infrastructure Investment, LLC	Construction & Building	3M L + 6.75%(3)	1.00%	9/30/2021	5,000,000	4,975,918	4,950,000	2.47%
Telecommunications Management, LLC	Telecommunications	3M L + 8.00%(3)	1.00%	10/30/2020	11,539,815	11,463,166	11,620,593	5.81%
Telular Corp.	Telecommunications	3M L + 8.00%(3)	1.25%	6/24/2020	7,500,000	7,404,490	7,387,500	3.69%
TNS, Inc.	Telecommunications	1M L + 8.00%(3)	1.00%	8/14/2020	17,112,500	17,118,479	17,283,625	8.63%
Trident USA Health Services, Inc.	Healthcare- Products/Services	3M L + 9.00%(3)	1.25%	7/31/2020	20,000,000	19,948,051	20,000,000	9.99%

Total Senior Secured Second Lien Term Loans					134,064,440	131,971,037	133,606,964	66.73%

Senior Secured Notes
Capital Petroleum Group	Retail	11.00% cash, 3.00% PIK(2)(3)	—	9/30/2019	14,152,936	13,726,001	14,152,936	7.07%
Virgin America, Inc.	Airlines	17.00% PIK(2)	—	6/9/2016	5,924,520	5,808,385	5,924,520	2.96%
		8.50% cash, 8.50% PIK(2)	—	6/9/2016	5,886,125	5,584,289	5,886,125	2.94%

Total					11,810,645	11,392,674	11,810,645	5.90%

Total Senior Secured Notes					25,963,581	25,118,675	25,963,581	12.97%

See notes to unaudited consolidated financial statements.

CM Finance Inc and subsidiary

Consolidated Schedule of Investments (continued)

June 30, 2014

Investments(1)	Industry	Maturity Date	Principal Amount/ Shares(2)	Amortized Cost	Fair Value	% of Net Assets
Warrants
Endeavour International Holding B.V., $3.01 strike(4)(8)	Oil and Gas	4/30/2018	160,000	160,000	50,000	0.02%
PR Wireless, Inc., $0.01 strike(6)(8)	Telecommunications	6/19/2019	201	1,374,009	1,374,009	0.69%
Virgin America, Inc., $2.50 strike(8)	Airlines	5/10/2043	$513,333	$184,116	$424,116	0.21%
Virgin America, Inc., $3.50 strike(8)	Airlines	12/9/2041	385,000	53,441	213,757	0.11%

Total Warrants			1,058,534	1,771,566	2,061,882	1.03%

Total Non-Controlled/Non-Affiliates			$277,029,504	$271,682,258	$273,710,465	136.71%

Liabilities in excess of other assets					(73,493,644)	(36.71%)
Net Assets					$200,216,821	100.00%

	Industry	Interest Rate	Maturity Date	Notional Amount	Amortized Cost	Fair Value	% of Net Assets
Derivatives
Assets
Total Return Swap(9)	Diversified Financial Services	L+2.85%	5/22/2016	$76,500,000	$—	$471,137	0.23%
Total Return Swap(9)	Diversified Financial Services	0.50%	12/4/2015	50,000,000	—	92,729	0.05%

Total Assets				126,500,000	—	563,866	0.28%

Liabilities
Embedded derivative —Notes Payable(9)	Diversified Financial Services			76,500,000	—	(471,137)	(0.23%)
Embedded derivative —Notes Payable(9)	Diversified Financial Services			50,000,000	—	(92,729)	(0.05%)

Total Liabilities				126,500,000	—	(563,866)	(0.28%)

Total Derivatives				$253,000,000	$—	$—	—

(1)	All investments are in non-controlled and non-affiliated issuers. All investments are valued in good faith by the investment advisor and approved by the board of directors.
(2)	Principal amount includes capitalized PIK interest and is net of repayments and unfunded commitments.
(3)	Held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swaps.
(4)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 10.6% of total assets.
(5)	In addition to interest, the borrower pays an overriding royalty interest of 1.25% of gross sales proceeds, subject to certain maximum amounts.
(6)	Position or portion thereof unsettled as of June 30, 2014.
(7)	$10,972,500 held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swaps.
(8)	Security is non-income producing.
(9)	Refer to Note 5 for more detail on the Total Return Swaps and the Embedded derivatives—Notes Payable.

1M L - 1 month LIBOR (as of June 30, 2014 this rate was 0.15%)

3M L - 3 month LIBOR (as of June 30, 2014 this rate was 0.23%)

PIK - Payment-In-Kind

See notes to unaudited consolidated financial statements.

CM Finance Inc and subsidiaries

Notes to Consolidated Financial Statements (unaudited)

September 30, 2014

Note 1. Organization

CM Finance Inc (“CMFN,” the “Company”), a Maryland corporation formed in May 2013, is a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code, or the Code, for U.S. federal income tax purposes. The Company is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies.

On February 5, 2014, CM Finance Inc priced its initial public offering (the “Offering”), selling 7,666,666 shares of its common stock, par value $0.001, including the underwriters’ over-allotment, at a price of $15.00 per share with net proceeds of approximately $111.5 million.

CM Finance LLC, a Maryland limited liability company, commenced operations in March 2012. Immediately prior to the Offering, CM Finance LLC was merged with and into CM Finance Inc (the “Merger”). In connection with the Merger, CM Finance Inc issued 6,000,000 shares of common stock and $39.8 million in debt to the pre-existing CM Finance LLC investors, comprised of funds managed by Cyrus Capital Partners, L.P. (the “Original Investors” or “Cyrus Funds”). CM Finance Inc had no assets or operations prior to completion of the Merger and, as a result, the books and records of CM Finance LLC have become the books and records of CM Finance Inc, as the surviving entity. Immediately after the Merger, CM Finance Inc issued 2,181,818 shares of its common stock to Stifel Venture Corp. in exchange for $32.7 million in cash. CM Finance Inc used all of the proceeds of the sale of shares to Stifel Venture Corp., to repurchase 2,181,818 shares of common stock from the Original Investors. Immediately after the completion of the Offering, the Company had 13,666,666 shares outstanding. The Company also used a portion of the net proceeds of the Offering to repay 100% of the debt issued to the Original Investors in connection with the Merger.

Upon its election to be regulated as a BDC, on February 5, 2014, the Company entered into an investment advisory agreement (the “Advisory Agreement”) and an administrative agreement with CM Investment Partners LLC (the “Investment Manager”) as its investment manager and administrator, respectively.

The Company’s primary investment objective is to maximize total return to stockholders in the form of current income and capital appreciation by investing directly in debt and related equity of privately held lower middle market companies to help these companies fund acquisitions, growth or refinancing. The Company invests primarily in middle-market companies in the form of mezzanine, unitranche loans and standalone first and second lien loans. The Company may also invest in unsecured debt, bonds and in the equity of portfolio companies through warrants and other instruments.

The Company consolidates the operations of its wholly owned subsidiary, CM Finance SPV, Ltd. (“SPV”), a special purpose vehicle used to finance certain investments.

On September 23, 2014, the Company formed CM Portfolio Companies LLC, a wholly owned and consolidated financing subsidiary.

The Company has formed and expects to continue to form certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company.

a. Basis of Presentation

The accompanying consolidated financial statements are prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and all values are stated in United States dollars, unless noted otherwise. The financial statements reflect all adjustments that are, in the opinion of management, necessary for a fair presentation of the results for the periods included herein as required by U.S. GAAP. These adjustments are normal and recurring in nature.

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments and other amounts reported in the consolidated financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company’s consolidated financial statements are reasonable and prudent. Actual results could differ materially from these estimates.

The Company consolidates its controlled and wholly owned subsidiaries. Accordingly, the Company consolidated SPV, since the Company owns 100% of the equity of SPV. All material inter-company balances and transactions have been eliminated.

b. Revenue Recognition, Security Transactions, and Realized/Unrealized Gains or Losses

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Dividend income is recorded on the ex-dividend date.

Origination, closing, commitment, and amendment fees, purchase and original issue discounts associated with loans to portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of discounts or premiums is calculated by the effective interest or straight-line method, as applicable, as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized fees and discounts are recorded as interest income. During the three months ended September 30, 2014, $264,311 of prepayment penalties and unamortized discounts upon prepayment were recorded as interest income.

Structuring fees and similar fees are recognized as income as earned, usually when received. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other fee income.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investments, without regard to unrealized gains or losses previously recognized. Realized gains or losses on the sale of investments are calculated using the specific identification method. The Company reports changes in fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the Consolidated Statements of Operations.

Management reviews all loans that become 90 days or more past due on principal or interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although the Investment Manager may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

The Company may hold debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on an accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. The Company earned PIK interest of $561,020 and $408,492 during the three months ended September 30, 2014 and September 30, 2013, respectively.

c. Paid In Capital

The Company records the proceeds from the sale of its common stock to (i) common stock and (ii) additional paid-in capital, after all commissions and marketing support fees.

d. Earnings per Share

Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reporting period.

e. Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. As a result, if the Company’s board of directors authorizes, and the Company declares, a cash distribution, then the Company’s stockholders who have not “opted out” of the Company’s dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution.

f. Cash and restricted cash

Cash and restricted cash consists of bank demand deposits. The Company deposits its cash in a financial institution and, at times, such balance may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company has restrictions on the uses of the cash held by SPV based on the terms of the Notes Payable. For more information on the Notes Payable, see Note 5.

g. Investment Transactions and Expenses

Purchases of loans, including revolving credit agreements, are recorded on a fully committed basis until the funded and unfunded portions are known or estimable, which in many cases may not be until settlement.

Expenses are accrued as incurred.

Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred.

Deferred debt issuance costs, incurred in connection with the Company’s Notes Payable, are amortized using the straight line method over the life of the notes.

Offering costs have been charged to paid-in capital upon sale of shares in the Offering.

h. Investment Valuation

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820—Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its investments and financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (a) are independent of us, (b) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (c) are able to transact for the asset, and (d) are willing to transact for the asset or liability (that is, they are motivated but not forced or otherwise compelled to do so).

Securities that are traded on securities exchanges (including such securities traded in the afterhours market) are valued on the basis of the closing price on the valuation date (if such prices are available). Securities that are traded on more than one securities exchange are valued at the closing price on the primary securities exchange on which such securities are traded on the valuation date (or if reported on the consolidated tape, then their last sales price on the consolidated tape). Listed options for which the last sales price falls between the last “bid” and “ask” prices for such options, are valued at their last sales price on the date of the valuation on the primary securities exchange on which such options are traded. Options for which the last sales price on the valuation date does not fall between the last “bid” and “ask” prices are valued at the average of the last “bid” and “ask” prices for such options on that date. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. The Company did not hold any Level 1 investments as of September 30, 2014 or June 30, 2014.

Investments that are not traded on securities exchanges but are traded on the over-the-counter (“OTC”) markets (such as term loans, notes and warrants) are valued using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable) and fundamental data relating to the issuer. These investments are categorized in Level 2 of the fair value hierarchy, or in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

The embedded derivatives in the Notes Payable from SPV to UBS, AG (“UBS”) and the Total Return Swaps (the “TRS”) referencing the terms of the Notes Payable are valued based on the change in fair value and the underlying accrued interest of the portfolio of assets held in SPV less the accrued interest payable on the financing due to the TRS counterparty, UBS. Consideration has been given to counterparty risk. The Company has assessed the unsecured risk of the counterparty, UBS, in the form of credit ratings and the trading levels of that risk and has determined that the counterparty risk is minimal. The Company also notes that counterparty risk is further mitigated due to the monthly settlement of both the interest portion of the embedded derivatives referencing the Notes Payable and the TRS. If the Company were to determine that counterparty risk were material, an adjustment to the fair value of the TRS would be made. The embedded derivatives in the Notes Payable and the TRS have been categorized in Level 3 of the fair value hierarchy. See Note 4 and Note 5 for more detail.

Investments for which market quotations are not readily available or may be considered unreliable are fair valued, in good faith, using a method determined to be appropriate in the given circumstances. The valuation methods used include the Cost Approach, the Market Approach and the Income Approach. Inputs used in these approaches may include, but are not limited to, interest rate yield curves, credit spreads, recovery rates, comparable company transactions, trading multiples, and volatilities. The valuation method of the Company may change as changes in the underlying company dictates, such as moving from the Cost Approach to Market Approach when underlying conditions change at the company. Because of the inherent uncertainty of valuation in these circumstances, the fair values for the aforementioned investments may differ significantly from values that would have been used had a ready and liquid market for such investments existed or from the amounts that might ultimately be realized, and such differences could be material.

The Company’s valuation policies and procedures are developed by the Investment Manager, which is also responsible for ensuring that the valuation policies and procedures are consistently applied across all investments of the Company, and adopted by the Company’s board of directors. The valuations are continuously monitored and the valuation process for Level 3 investments is completed on a quarterly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Manager responsible for the portfolio investment. These investment professionals prepare the preliminary valuations based on their evaluation of financial and operating data, company specific developments, market valuations of comparable securities from the same company or that of comparable companies as well as any other relevant factors including recent purchases and sales that may have occurred preceding month-end.

Valuation models are typically calibrated upon initial funding, and are re-calibrated as necessary upon subsequent material events (including, but not limited to additional financing activity, changes in comparable companies, and recent trades). The preliminary valuation conclusions are then documented and discussed with senior management of the Investment Manager. On a periodic basis and at least once annually, independent valuation firm(s) engaged by the Company conduct independent appraisals and review the Investment Manager’s preliminary valuations and make their own independent assessment. The Valuation Committee of the Company’s board of directors then reviews the preliminary valuations of the Investment Manager and that of the independent valuation firm. The Valuation Committee discusses the valuations and makes a recommendation to the Company’s board of directors regarding the fair value of each investment in good faith based on the input of the Investment Manager and the independent valuation firm. Upon recommendation by the Valuation Committee and a review of the valuation materials of the Investment Manager and the third party independent valuation firm, the board of directors of the Company determines the fair value of each investment.

For more information on the classification of the Company’s investments by major categories, see Note 4.

The fair value of the Company’s assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the Consolidated Statements of Assets and Liabilities.

i. Income Taxes

The Company intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code. To qualify and maintain qualification as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company continues to qualify as a RIC and continues to satisfy the annual distribution requirement, the Company will not have to pay corporate level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98% of net ordinary income, 98.2% of any capital gains, if any, and any recognized and undistributed income from prior year for which it paid no federal income taxes.

Book and tax basis differences relating to permanent book and tax differences are reclassified among the Company’s capital accounts, as appropriate at year-end. Additionally, the tax character of distributions is determined in accordance with the Code, which differs from GAAP. During the three months ended September 30, 2014, the Company declared ordinary distributions of $4,612,500. The tax character of these distributions will be determined after the fiscal year end of the Company.

U.S. GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. The Company’s policy is to recognize accrued interest and penalties associated with uncertain tax positions as part of the tax provision.

The Company has analyzed such tax positions and has concluded that no unrecognized tax benefits should be recorded for uncertain tax positions for any tax year since inception. Each of the tax years since inception remain subject to examination by taxing authorities. This conclusion may be subject to review and adjustment at a later date based on factors, including but not limited to, ongoing analysis and changes to laws, regulations, and interpretations thereof.

j. Unrealized Gains Incentive Fee

Under GAAP, the Company calculates the unrealized gains incentive fee payable to the Investment Manager as if the Company had realized all investments at their fair values as of the reporting date. Accordingly, the Company accrues a provisional unrealized gains incentive fee taking into account any unrealized gains or losses. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional unrealized gains incentive fee accrued at a reporting date may vary from the incentive fee that is ultimately realized and the differences could be material.

k. Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation.

Note 3. New Accounting Pronouncements

In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” or ASU 2014-15. ASU 2014-15 introduces an explicit requirement for management to assess and provide certain disclosures if there is substantial doubt about an entity’s ability to continue as a going concern. ASU 2014-15 is effective for the annual period ending after December 15, 2016. We do not anticipate that the adoption of ASU 2014-15 will have a material impact on our consolidated financial statements.

During the twelve months ended June 30, 2014, the Company adopted ASU 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). The amendments in ASU 2011-11 are intended to create a converged offsetting model that would eliminate a significant quantitative difference between statements of assets and liabilities prepared under U.S. GAAP and IFRS. ASU 2011-11 requires additional disclosures for recognized financial and derivative instruments that are either offset on the Consolidated Statements of Assets and Liabilities or are subject to an enforceable master netting agreement. The adoption of ASU 2011-11 did not have a material impact on the Company’s disclosures.

In June 2013, the FASB issued ASU 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures, including (i) the type and amount of financial support provided to investee companies, including situations in which the Company assisted an investee in obtaining financial support, (ii) the primary reasons for providing the financial support, (iii) the type and amount of financial support the Company is contractually required to provide to an investee, but has not yet provided, and (iv) the primary reasons for the contractual requirement to provide the financial support.

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) or other standards setting bodies that are adopted by the Company as of the specified effective date. The Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial statements upon adoption.

Note 4. Investments

The Company’s investments at any time may include securities and other financial instruments or other assets of any sort, including, without limitation, corporate and government bonds, convertible securities, collateralized loan obligations, term loans, trade claims, equity securities, privately negotiated securities, direct placements, working interests, warrants and investment derivatives (such as credit default swaps, recovery swaps, total return swaps, options, forward contracts, and futures) (all of the foregoing collectively referred to in these financial statements as “investments”).

a. Certain Risk Factors

In the ordinary course of business, the Company manages a variety of risks including market risk, liquidity risk and credit risk. The Company identifies, measures and monitors risk through various control mechanisms, including trading limits and diversifying exposures and activities across a variety of instruments, markets and counterparties.

Market risk is the risk of potential adverse changes to the value of financial instruments because of changes in market conditions, including as a result of changes in the credit quality of a particular issuer, credit spreads, interest rates, and other movements and volatility in security prices or commodities. In particular, the Company may invest in issuers that are experiencing or have experienced financial or business difficulties (including difficulties resulting from the initiation or prospect of significant litigation or bankruptcy proceedings), which involves significant risks. The Company manages its exposure to market risk through the use of risk management strategies and various analytical monitoring techniques.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Credit risk is the potential loss the Company may incur from a failure of an issuer to make payments according to the terms of a contract. The Company is subject to credit risk because of its strategy of investing in the debt of leveraged companies and its involvement in derivative instruments. The Company’s exposure to credit risk on its investments is limited to the fair value of the investments. The Company’s TRS contracts are executed pursuant to an International Swaps and Derivatives Association (“ISDA”) master agreement that the Company currently has in place with UBS. At September 30, 2014, the Company had all of its counterparty credit risk associated with non-performance for swaps with UBS. With regard to derivatives, the Company attempts to limit its credit risk by considering its counterparty’s (or its guarantor’s) credit rating. The Company’s policy is to not hold counterparty collateral on ISDA agreements, but would do so if the exposure were material.

b. Investments

Investment purchases, sales and principal payments/paydowns are summarized below for the three months ended September 30, 2014 and September 30, 2013. These purchase and sale amounts exclude derivative instruments.

	Three Months Ended September 30,
	2014	2013
Investment purchases, at cost (including PIK interest)	$54,606,137	$29,223,450
Investment sales and repayments	30,018,581	14,979,583

The composition of the Company’s investments as of September 30, 2014, as a percentage of the total portfolio, at amortized cost and fair value, are as follows:

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans(1)	$142,727,108	48.13%	$143,381,256	48.01%
Senior Secured Second Lien Term Loans(1)	149,851,808	50.53	151,308,454	50.66
Warrants	3,960,972	1.34	3,982,923	1.33
Total Return Swaps	—	—	987,590	0.33
Embedded derivatives—Notes Payable	—	—	(987,590)	(0.33)

Total	$296,539,888	100.00%	$298,672,633	100.00%

(1)	Includes senior secured notes that were previously separately classified under Senior Secured Notes.

The composition of the Company’s investments as of June 30, 2014, as a percentage of the total portfolio, at amortized cost and fair value, are as follows:

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$112,820,980	41.53%	$112,078,038	40.95%
Senior Secured Second Lien Term Loans	131,971,037	48.57	133,606,964	48.81
Senior Secured Notes	25,118,675	9.25	25,963,581	9.49
Warrants	1,771,566	0.65	2,061,882	0.75
Total Return Swaps	—	—	563,866	0.21
Embedded derivatives—Notes Payable	—	—	(563,866)	(0.21)

Total	$271,682,258	100.00%	$273,710,465	100.00%

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2014:

	Investments at Fair Value	Percentage of Total Portfolio
Telecommunications	$52,698,077	17.64%
Healthcare-Products/Services	48,784,000	16.33
Oilfield Services	43,870,278	14.69
Oil and Gas	30,393,360	10.18
Industrial	16,119,000	5.40
Trucking and Leasing	14,924,719	5.00
Entertainment and Leisure	14,738,625	4.93
Retail	14,261,441	4.78
Media	13,800,000	4.62
Automobiles and Components	13,302,222	4.45
Airlines	12,404,162	4.15
Pipelines	9,971,749	3.34
Services	8,592,500	2.88
Construction & Building	4,812,500	1.61

Total	$298,672,633	100.00%

The following table shows the portfolio composition by industry grouping at fair value at June 30, 2014:

	Investments at Fair Value	Percentage of Total Portfolio
Telecommunications	$52,951,718	19.35%
Healthcare-Products/Services	48,809,000	17.83
Oil and Gas	44,851,667	16.39
Trucking and Leasing	14,962,313	5.47
Entertainment and Leisure	14,775,750	5.40
Industrial	14,775,000	5.40
Retail	14,152,936	5.17
Automobiles and Components	12,960,000	4.73
Airlines	12,448,518	4.55
Pipelines	9,997,775	3.65
Services	8,596,876	3.14
Oilfield Services	8,577,783	3.13
Diversified Financial Services	5,976,129	2.18
Construction & Building	4,950,000	1.81
Commercial Services	4,925,000	1.80

Total	$273,710,465	100.00%

The following table shows the portfolio composition by geographic grouping at fair value at September 30, 2014:

	Investments at Fair Value	Percentage of Total Portfolio
U.S. West	$69,156,662	23.16%
U.S. Midwest	59,208,437	19.82
U.S. Mid-Atlantic	53,072,378	17.77
U.S. Southeast	48,443,825	16.22
U.S. Southwest	45,019,582	15.07
Europe	13,800,000	4.62
U.S. Northeast	9,971,749	3.34

Total	$298,672,633	100.00%

The following table shows the portfolio composition by geographic grouping at fair value at June 30, 2014:

	Investments at Fair Value	Percentage of Total Portfolio
U.S. Southwest	$69,260,200	25.30%
U.S. Mid-Atlantic	64,371,690	23.52
U.S. Southeast	48,385,000	17.68
U.S. Midwest	46,930,406	17.15
U.S. West	34,765,394	12.70
U.S. Northeast	9,997,775	3.65

Total	$273,710,465	100.00%

The Company’s primary investment objective is to maximize total return to stockholders in the form of current income and capital appreciation by investing directly in debt and related equity of privately held lower middle market companies to help these companies fund acquisitions, growth or refinancing. During the three months ended September 30, 2014, the Company made investments of approximately $52.1 million and $1.2 million in new and existing portfolio companies, respectively, to which it was not previously contractually committed to provide the financial support. During the three months ended September 30, 2014, the Company made investments of $1.1 million in companies to which it was previously committed to provide the financial support. The details of the Company’s investments have been disclosed on the Unaudited Consolidated Schedule of Investments.

c. Derivatives

Derivative contracts include total return swaps and embedded derivatives in Notes Payable. The Company enters into derivative contracts as part of its investment strategies.

The Company and UBS entered into two TRS transactions whereby the Company will receive the Total Return of the Notes and the Revolving Notes (as defined in Note 5) purchased by UBS and pay the Financing Rate and the Revolver Financing Rate (both as defined in Note 5). Therefore, amounts required for the future satisfaction of the swaps may be greater or less than the amount recorded. Realized and change in unrealized gains and losses on total return swaps, if any, are included in the net realized gain or loss on derivatives, and net change in unrealized appreciation (depreciation) on derivatives in the Consolidated Statements of Operations.

In connection with the TRS transactions the Company entered into an International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreement”) with UBS. The ISDA Agreement includes provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Agreement, the Company typically may offset with the counterparty certain derivative payable and/or receivable with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The Company’s ISDA Agreement may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Company decline below specific levels (“net asset contingent features”). If these levels are triggered, the Company’s counterparty has the right to terminate such transaction and require the Company to pay or receive a settlement amount in connection with the terminated transaction.

The Company has determined that each of the Notes Payable from SPV to UBS (discussed further in Note 5) contain an embedded derivative. SPV is obligated to pay UBS the net appreciation (depreciation) of the SPV Assets, as defined below, as well as pay any income generated by the SPV Assets until maturity. Therefore, amounts required for the future satisfaction of the note may be greater or less than the amount recorded. Realized and change in unrealized gains and losses on the embedded derivatives are included in the net realized gain or loss on derivatives, and net change in unrealized appreciation (depreciation) on derivatives in the Consolidated Statements of Operations.

The following table reflects the fair value and notional amount or number of contracts of the Company’s derivative contracts, none of which were designated as hedging instruments under U.S. GAAP, which are presented on a gross basis, at September 30, 2014.

	Assets	Liabilities	Notional	Contracts
Credit Risk:
Total Return Swaps	$987,590	$—	$152,000,000	2
Embedded derivatives
Notes Payable	—	987,590	$152,000,000	2

Gross fair value of derivative contracts	987,590	987,590
Counterparty netting	—	—

Net fair value of derivative contracts	987,590	987,590
Collateral not offset	—	—

Net amount	$987,590	$987,590

On September 26, 2014, the notional size of the Company’s derivative contract was increased from $126.5 million to $152.0 million.

The following table reflects the fair value and notional amount or number of contracts of the Company’s derivative contracts, none of which were designated as hedging instruments under U.S. GAAP, which are presented on a gross basis, at June 30, 2014.

	Assets	Liabilities	Notional	Contracts
Credit Risk:
Total Return Swaps	$563,866	$—	$126,500,000	2
Embedded derivatives
Note Payable	—	563,866	$126,500,000	2

Gross fair value of derivative contracts	563,866	563,866
Counterparty netting	—	—

Net fair value of derivative contracts	563,866	563,866
Collateral not offset	—	—

Net amount	$563,866	$563,866

The following table reflects the amount of gains (losses) on derivatives included in the Consolidated Statements of Operations for the three months ended September 30, 2014 and September 30, 2013, respectively. None of the derivatives were designated as hedging instruments under U.S. GAAP.

	Included in net change in unrealized (depreciation) appreciation on investments and derivatives as of September 30, 2014	Included in net change in unrealized (depreciation) appreciation on investments and derivatives as of September 30, 2013
Total Return Swaps	$423,724	$(118,347)
Embedded derivatives Notes Payable	(423,724)	118,347

Total	$—	$—

d. Fair Value Measurements

ASC 820 defines fair value as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a framework for measuring fair value and a valuation hierarchy that prioritizes the inputs used in the valuation of an asset or liability based upon their transparency. The valuation hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Classification within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s assets and liabilities measured at fair value have been classified in the following three categories:

Level 1—valuation is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2—valuation is based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, such as (a) quoted prices for similar assets or liabilities in active markets; (b) quoted prices for identical or similar assets or liabilities in markets that are not active, that is, markets in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly; (c) inputs other than quoted prices that are observable for the asset or liability; or (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—valuation is based on unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. However, the fair value measurement objective remains the same, that is, an exit price from the perspective of a market participant that holds the asset or owes the liability. Therefore, unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Unobservable inputs are developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the market and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Estimates of fair value for cash and restricted cash are measured using observable, quoted market prices, or Level 1 inputs. All other fair value significant estimates are measured using unobservable inputs, or Level 3 inputs.

The following table summarizes the classifications within the fair value hierarchy of the Company’s assets and liabilities measured at fair value as of September 30, 2014:

	Fair Value Measurements as of September 30, 2014
	Level 1	Level 2	Level 3	Total
Assets
Investments
Senior Secured First Lien Term Loans(1)	$—	$—	$143,381,256	$143,381,256
Senior Secured Second Lien Term Loans(1)	—	—	151,308,454	151,308,454
Warrants	—	—	3,982,923	3,982,923

Total Investments	—	—	298,672,633	298,672,633
Derivatives
Total Return Swaps	—	—	987,590	987,590

Total Derivatives	—	—	987,590	987,590

Total Assets	$—	$—	$299,660,223	$299,660,223

Liabilities
Derivatives
Embedded derivative
Note Payable	—	—	(987,590)	(987,590)

Total Derivatives	—	—	(987,590)	(987,590)

Total Liabilities	$—	$—	$(987,590)	$(987,590)

(1)	Includes senior secured notes that were previously separately classified under Senior Secured Notes.

The following table summarizes the classifications within the fair value hierarchy of the Company’s assets and liabilities measured at fair value as of June 30, 2014:

	Fair Value Measurements as of June 30, 2014
	Level 1	Level 2	Level 3	Total
Assets
Investments
Senior Secured First Lien Term Loans	$—	$—	$112,078,038	$112,078,038
Senior Secured Second Lien Term Loans	—	—	133,606,964	133,606,964
Senior Secured Notes	—	—	25,963,581	25,963,581
Warrants	—	—	2,061,882	2,061,882

Total Investments	—	—	273,710,465	273,710,465
Derivatives
Total Return Swaps	—	—	563,866	563,866

Total Derivatives	—	—	563,866	563,866

Total Assets	$—	$—	$274,274,331	$274,274,331

Liabilities
Derivatives
Embedded derivative
Note Payable	—	—	563,866	563,866

Total Derivatives	—	—	563,866	563,866

Total Liabilities	$—	$—	$563,866	$563,866

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended September 30, 2014:

	Senior Secured First Lien Term Loans(1)	Senior Secured Second Lien Term Loans(1)	Warrants	Total Investments
Balance as of June 30, 2014	$132,117,098	$139,531,485	$2,061,882	$273,710,465
Purchases (including PIK interest)	37,422,731	14,994,000	2,189,406	54,606,137
Sales	(26,958,726)	(3,059,855)	—	(30,018,581)
Amortization	299,802	93,870	—	393,672
Net realized gains (losses)	(168,004)	44,406	—	(123,598)
Net change in unrealized (depreciation) appreciation	668,355	(295,452)	(268,365)	104,538

Balance as of September 30, 2014	$143,381,256	$151,308,454	$3,982,923	$298,672,633

Change in unrealized gains (losses) relating to assets and liabilities still held as of September 30, 2014	$605,050	$(295,452)	$(268,365)	$41,233

(1)	Includes senior secured notes that were previously separately classified under Senior Secured Notes.

	Total Return Swaps	Embedded derivatives-Notes Payable	Total Derivatives
Balance as of June 30, 2014	$563,866	$(563,866)	$—
Purchases	—	—	—
Sales	—	—	—
Amortization	—	—	—
Net realized gains (losses)	—	—	—
Net change in unrealized (depreciation) appreciation	423,724	(423,724)	—

Balance as of September 30, 2014	$987,590	$(987,590)	$—

Change in unrealized gains (losses) relating to assets and liabilities still held as of September 30, 2014	$423,724	$(423,724)	$—

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended September 30, 2013:

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured Notes	Warrants	Total Investments
Balance as of June 30, 2013	$74,807,541	$23,448,281	$20,397,491	$555,971	$119,209,284
Purchases (including PIK interest)	8,380,920	20,764,514	78,016	—	29,223,450
Sales	(14,979,583)	—	—	—	(14,979,583)
Amortization	5,551	12,626	61,339	—	79,516
Net realized gains (losses)	311,942	(53,766)	—	—	258,176
Net change in unrealized (depreciation) appreciation	(1,106,241)	76,451	(62,900)	211,145	(881,545)

Balance as of September 30, 2013	$67,420,130	$44,248,106	$20,473,946	$767,116	$132,909,298

Change in unrealized gains (losses) relating to assets and liabilities still held as of September 30, 2013	$(1,035,181)	$26,228	$(62,898)	$211,145	$860,706

	Total Return Swaps	Embedded derivatives-Notes Payable	Total Derivatives
Balance as of June 30, 2013	$843,864	$(843,864)	$—
Purchases	—	—	—
Sales	—	—	—
Amortization	—	—	—
Net realized gains (losses)	—	—	—
Net change in unrealized (depreciation) appreciation	(118,347)	118,347	—

Balance as of September 30, 2013	$725,517	$(725,517)	$—

Change in unrealized gains (losses) relating to assets and liabilities still held as of September 30, 2013	$(118,347)	$118,347	$—

Transfers into Level 3 during or at the end of the reporting period are reported under Level 1 or Level 2 as of the beginning of the period. Transfers out of Level 3 during or at the end of the reporting period are reported under Level 3 as of the beginning of the period. Changes in unrealized gains (losses) relating to Level 3 instruments are included in net change in unrealized (depreciation) appreciation on investments and derivatives on the Consolidated Statements of Operations.

During the three months ended September 30, 2014 and the three months ended September 30, 2013, the Company did not transfer any investments between Levels 1 and 2 and 3.

The following tables present the ranges of significant unobservable inputs used to value the Company’s Level 3 investments as of September 30, 2014 and June 30, 2014. These ranges represent the significant unobservable inputs that were used in the valuation of each type of investment. These inputs are not representative of the inputs that could have been used in the valuation of any one investment. For example, the highest market yield presented in the table for senior secured notes is appropriate for valuing a specific investment but may not be appropriate for valuing any other investment. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 investments.

	Fair Value as of September 30, 2014	Valuation Methodology	Unobservable Input(s)	Weighted Average		Range
Senior Secured First Lien Term Loans	$143,381,256	Yield Analysis	Market Yields	15.5%		11.2% - 19.0%
Senior Secured Second Lien Term Loans	151,308,454	Yield Analysis	Market Yields	12.0%		10.3% -19.3%
Warrants	3,982,923	EV Multiple	LTM EBITDA	6.6	x	5.6x - 8.0x
Total Return Swaps	987,590	Other Approach	Intrinsic value	N/A		N/A
Embedded derivatives—Note Payable	(987,590)	Other Approach	Intrinsic value	N/A		N/A

Fair Value as of June 30, 2014	Valuation Methodology	Unobservable Input(s)	Weighted Average	Range
Senior Secured First Lien Term Loans	$112,078,038	Yield Analysis Broker Quoted Collateral Coverage	Market Yields	12.7%	9.9% - 14.5%
Senior Secured Second Lien Term Loans	133,606,964	Yield Analysis Broker Quoted Collateral Coverage	Market Yields	11.4%	9.6% - 12.4%
Senior Secured Notes	25,963,581	Yield Analysis Broker Quoted Collateral Coverage	Market Yields	16.4%	15.0% - 18.1%
Warrants	2,061,882	EV Multiple Option Analysis	LTM EBITDA	7.6	x	7.5x - 7.8	x
Asset Volatility	25%	N/A
Equity Volatility	87%	N/A
Illiquidity Discount	21%	9% - 50%
Total Return Swaps	563,866	Other Approach	Intrinsic value	N/A	N/A
Embedded derivatives—Note Payable	(563,866)	Other Approach	Intrinsic value	N/A	N/A

Fair value measurements categorized within Level 3 are sensitive to changes in the assumptions or methodology used to determine fair value and such changes could result in a significant increase or decrease in the fair value. Significant increases in illiquidity discounts, PIK discounts and market yields would result in significantly lower fair value measurements. Significant increases in implied volatility would result in significantly higher fair value measurements.

Note 5. Notes Payable

On May 23, 2013, as amended on June 6, 2013 and September 26, 2014, the Company, through SPV, entered into a $102.0 million financing transaction (the “Financing Facility”) due December 5, 2017 with UBS. The Financing Facility is collateralized by the portion of the Company’s assets held by SPV (the “SPV Assets”) and pledged as collateral as noted in the Consolidated Schedule of Investments. The Company will pay interest on the face amount of the Financing Facility at a rate of one month LIBOR plus a spread of 2.75% per annum (the “Financing Rate”). Prior to September 26, 2014, the Company paid interest on the Financing Facility at a rate of one month LIBOR plus a spread of 2.85% per annum.

On December 5, 2013, as modified on September 26, 2014, the Company amended the terms of the Financing Facility to add a $50.0 million revolving financing (the “Revolving Financing”), which expires on December 4, 2016. The Revolving Financing bears interest at a fixed rate of 2.00% per annum on drawn amounts and 0.50% per annum on any undrawn portion. Prior to September 26, 2014, the rate on drawn amounts was 2.10% per annum through December 4, 2014, and 1.60% thereafter. As of September 30, 2014, $21.5 million was outstanding on the Revolving Financing.

This financing transaction was initially executed in four steps:

First, the Company organized SPV, a consolidated wholly owned bankruptcy remote special purpose vehicle in the Cayman Islands to purchase the SPV Assets through (i) the issuance and sale of notes secured by the SPV Assets (the “Notes”) to UBS and the Company and (ii) the transfer of cash to the Company. UBS purchased Notes with a face value of $76.5 million, which represent 51% of the Notes issued and outstanding, for $76.5 million in cash. The Company purchased Notes with a face value of $73.5 million (which are eliminated in consolidation), which represent 49% of the Notes issued and outstanding. Under the terms of the indenture under which the Notes were issued (the “Indenture”), the holders of the Notes are entitled to (i) periodic interest payments equal to their pro rata portion of the interest collected on the assets held by SPV and (ii) their pro-rata portion of the net appreciation (depreciation) on the SPV Assets at maturity (the “Total Return of the Notes”) This represents the embedded derivative in the Note Payable from SPV to UBS. On September 26, 2014, the Company increased the size of the Financing Facility to $102.0 million. In connection with the upsize, UBS purchased additional Notes with a face value of $25.5 million for $25.5 million in cash. The Company also purchased additional Notes with a face value of $24.5 million.

Second, the Company and UBS entered into a TRS transaction whereby the Company will receive the Total Return of the Notes purchased by UBS and pay the Financing Rate.

Third, SPV issued and sold an additional $50.0 million notes (the “Revolving Notes”), secured by the SPV Assets to UBS. Cash is only exchanged when the revolving notes are drawn. Under the terms of the Indenture under which the Revolving Notes were issued (the “Revolver Indenture”), the holders of the Revolving Notes are entitled to (i) periodic interest payments equal to their pro rata portion of the interest collected on the SPV Assets and (ii) their pro-rata portion of the net appreciation (depreciation) on the SPV Assets at maturity (the “Total Return of the Revolving Notes”). This represents the embedded derivative in the Note Payable from SPV to UBS.

Fourth, the Company and UBS entered into another TRS transaction whereby the Company will receive the Total Return of the Revolving Notes purchased by UBS and pay the Revolver Financing Rate.

The fair value of the Company’s notes payable is estimated based on the rate at which similar facilities would be priced. At September 30, 2014, the fair value of the notes payable was estimated at $123.5 million, which the Company concluded was a Level 3 fair value.

Cash, restricted (as shown on the Consolidated Statements of Assets and Liabilities) is held by the trustee of the Financing Facility and is restricted to purchases of investments by SPV that must meet certain eligibility criteria identified by the Indenture. As of September 30, 2014, SPV had assets of $249.5 million, which included $236.7 million of the Company’s portfolio investments at fair value, $0.8 million of accrued interest receivable and $12.0 million in cash held by the trustee of the Financing Facility. At September 30, 2014 and June 30, 2014, the carrying amount of the Notes approximates the fair value. For the three months ended September 30, 2014, the weighted average outstanding debt balance and the weighted average stated interest rate was $93.0 million and 3.81%, respectively.

Note 6. Indemnification, Guarantees, Commitments and Contingencies

In the normal course of business, the Company enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Company under these arrangements is unknown as it would involve future claims that may be made against the Company; however, based on the Company’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Company has not accrued any liability in connection with such indemnifications.

Loans purchased by the Company may include revolving credit agreements or other financing commitments obligating the Company to advance additional amounts on demand. As of September 30, 2014, the Company held unfunded commitments in the amount of approximately $0.3 million and as of June 30, 2014, the Company held unfunded commitments in the amount of approximately $1.4 million.

The following table details the unfunded commitments as of September 30, 2014:

Investments	Amount	Non-use Fee
Butler Burgher Group LLC	$250,000	0.50%

Total Unfunded Commitments	$250,000

The following table details the unfunded commitments as of June 30, 2014:

Investments	Amount	Non-use Fee
Butler Burgher Group LLC	$250,000	0.50%
U.S. Well Services, LLC	1,136,364	0.50%

Total Unfunded Commitments	$1,386,364

Note 7. Agreements and Related Party Transactions

Related Party Transactions

Mr. Michael C. Mauer, the Company’s Chief Executive Officer, and Mr. Christopher E. Jansen, the Company’s President and Secretary and members of the Company’s board of directors together own 1.1% of the Company’s outstanding common stock, and Messrs. Mauer and Jansen also hold a 42.0% economic interest in the Investment Manager.

Stifel Venture Corp. (“Stifel”) owns 16.0% of the Company’s outstanding common stock, and also holds a 20.0% interest in the Investment Manager, and Mr. Stephan Kuppenheimer, an employee of Stifel, is a member of the Company’s board of directors and a member of the investment committee of the Investment Manager. Mr. Kuppenheimer owns 0.11% of the Company’s outstanding common stock.

The Cyrus Funds own 27.9% of the Company’s outstanding common stock and a 38.0% economic interest in the Investment Manager.

In connection with the Offering, the Investment Manager, paid (i) $3.45 million or 50% of the total underwriting costs, and (ii) offering costs in excess of the $1.2 million paid by Company.

Investment Advisory Agreement

On February 5, 2014, upon the Company’s election to be regulated as a BDC, the Company entered into an Investment Advisory Agreement with the Investment Manager. Pursuant to this agreement, the Company has agreed to pay to the Investment Manager a base management fee of 1.75% of gross assets, as adjusted, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents and “fair value of derivatives associated with the Company’s financing”, and an incentive fee consisting of two parts.

The first part, which is calculated and payable quarterly in arrears, equals 20.0% of the “pre-incentive fee net investment income” (as defined in the agreement) for the immediately preceding quarter, subject to a hurdle rate of 2.0% per quarter (8.0% annualized), and is subject to a “catch-up” feature. The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 12 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 12 preceding quarters. The net pre-incentive fee investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 1.75% base management fee.

The second part is calculated and payable in arrears as of the end of each calendar year and equals 20.0% of the aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees.

The Investment Manager has agreed to permanently waive: (i) all or portions of base management fees through December 31, 2014, to the extent required to support an annualized dividend yield of 9.0% per annum based on the price per share of the Company’s common stock in the Offering, and (ii) all or portions of the incentive fee for 2014, 2015 and 2016, to the extent required to support an annualized dividend yield of 9.0%, 9.25% and 9.375% per annum, respectively, based on the price per share of the Company’s common stock in of the Offering.

For the three months ended September 30, 2014, $1,107,452 in base management fees were payable to the Investment Manager.

For the three months ended September 30, 2014, the Company incurred $905,252 of incentive fees related to pre-incentive fee net investment income, of which $582,829 was waived. As of September 30, 2014, $322,423 of such incentive fees are currently payable to the Investment Manager and $64,206 of pre-incentive fees incurred by the Company were generated from deferred interest (i.e. PIK and certain discount accretion) and are not payable until such amounts are received in cash.

The realized gains incentive fee consists of fees related to both realized gains and unrealized gains (described in more detail below). As of September 30, 2014, there was no realized gains incentive fee payable to the Investment Manager under the Investment Advisory Agreement.

With respect to the incentive fee expense accrual relating to the unrealized gains incentive fee, GAAP requires that the realized gains incentive fee accrual consider the cumulative aggregate unrealized appreciation in the calculation, as a realized gains incentive fee would be payable if such unrealized appreciation were realized, even though such unrealized appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. For accounting purposes in accordance with GAAP only, in order to reflect the potential realized gains incentive fee that would be payable for a given period as if all unrealized gains were realized, the Company’s accrual for unrealized gains incentive fees includes $138,049 related to unrealized appreciation of $2,132,745 as of September 30, 2014, all of which are waived by the Investment Manager. There can be no assurance that such unrealized appreciation will be realized in the future. Accordingly, such fee, as calculated and accrued would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of realized gains incentive fees in subsequent periods.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, the Investment Manager and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Manager’s services under the Investment Advisory Agreement or otherwise as the Investment Manager.

Prior to the Company’s election to be regulated as a BDC on February 5, 2014, no base or incentive management fees were due and payable.

Administration Agreement

The Company entered into an administration agreement with the Investment Manager pursuant to which the Investment Manager furnishes the Company with office facilities and equipment and will provide the Company with the clerical, bookkeeping, recordkeeping and other administrative services necessary to conduct day-to-day operations. Under this administration agreement, the Investment Manager will perform, or oversee the performance of, its required administrative services, which includes, among other things, being responsible for the financial records, which it is required to maintain, and preparing reports to its stockholders and reports filed with the SEC. There were $191,420 of such costs incurred under the administration agreement for the three months ended September 30, 2014.

As of September 30, 2014, the Company recorded $162,563 in accrued expenses and other liabilities on its Consolidated Statements of Assets and Liabilities for reimbursement of expenses owed to the Investment Manager.

Under an administration agreement with the Investment Manager, the Investment Manager provides the Company with the Company’s chief financial officer, other accounting and back-office professionals, equipment and clerical, bookkeeping, recordkeeping and other administrative services. The Investment Adviser has also retained the services of accounting and back office professionals through a services agreement with Cyrus Capital to assist the Investment Manager in fulfilling certain of its obligations to the Company under the administration agreement.

License Agreement

The Company has entered into a license agreement with the Investment Manager under which the Investment Manager has agreed to grant the Company a non-exclusive, royalty-free license to use the name “CM Finance.” Under this agreement, the Company has a right to use the “CM Finance” name for so long as the Investment Manager or one of its affiliates remains the Investment Manager. Other than with respect to this limited license, the Company has no legal right to the “CM Finance” name.

Stifel Arrangement

In December 2013, the Company entered into the Stifel Arrangement pursuant to which Stifel made a capital contribution to the Company on February 5, 2014 and has certain rights, such as a right to nominate for election a member of the Company’s board of directors. Stifel does not have any rights to exercise a controlling influence over the Company’s day-to-day operations or the investment management function of the Company’s Investment Manager.

Six of the investment professionals employed by the Investment Manager as part of the investment team are also employees of Stifel. Although these investment professionals dedicate a majority of their time to the business and activities of the Investment Manager, they are dual employees of both Stifel and the Investment Manager, and as a result, may continue to engage in investment advisory activities for Stifel.

Note 8. Directors Fees

Each of the Company’s four independent directors receive (i) an annual fee of $75,000, and (ii) $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and each special telephonic meeting. The Company’s independent directors also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairman of the audit committee receives an annual fee of $7,500. The chairperson of the valuation committee, the nominating and corporate governance committee and the compensation committee received an annual fee of $2,500, $2,500 and $2,500, respectively. The Company has obtained directors’ and officers’ liability insurance on behalf of the Company’s directors and officers. Independent directors have the option of having their directors’ fees paid in shares of the Company’s common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. For the three months ended September 30, 2014 and September 30, 2013, the Company recorded directors’ fees of $114,750 and $0, respectively.

Note 9. Earnings Per Share

In accordance with the provisions of ASC Topic 260—Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following table sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations:

Basic and Diluted Net Increase (Decrease) in Net Assets Per Share
Three months ended September 30, 2014
Net increase in net assets resulting from operations attributable to CM Finance Inc	$4,593,440
Weighted average shares outstanding	13,666,666
Basic/diluted net increase in net assets from operations per share	$0.34

Note 10. Distributions

On March 14, 2014, the Company’s board of directors declared a quarterly dividend of $0.1812 per share payable on March 31, 2014 to holders of record as of March 24, 2014. On May 14, 2014, the Company’s board of directors declared a quarterly dividend of $0.3375 per share payable on July 1, 2014 to holders of record as of June 16, 2014. On September 4, 2014, the Company’s board of directors declared a quarterly dividend of $0.3375 per share payable on October 1, 2014 to holders of record as of September 18, 2014. The Company expects substantially all of the dividend to be paid from taxable earnings with specific tax characteristics reported to stockholders after the end of the calendar year.

Note 11. Share Transactions

There were no changes to the Company’s shares issued or proceeds received for the three months ended September 30, 2014.

As of September 30, 2014, the Company had 13,666,666 shares of common stock issued and outstanding.

Note 12. Financial Highlights

The following represents the per share data and the ratios to average net assets for CM Finance Inc:

Three months ended September 30, 2014
Per Share Data:(1)
Net asset value, beginning of period	$14.65
Net investment income	0.34
Net realized and unrealized gains (losses)	—

Net increase in net assets resulting from operations	0.34
Dividends declared(2)	(0.34)

Net asset value, end of period	$14.65
Market value per share, end of period	$13.21
Total return based on net asset value(3)(4)	2.30%
Total return based on market value(3)(4)	(7.00)%
Shares outstanding at end of period	13,666,666
Ratio/Supplemental Data:
Net assets, at end of period	$200,197,761
Ratio of total expenses to average net assets(5)	7.87%
Ratio of net expenses to average net assets(5)	6.44%
Ratio of interest expense and fees and amortization of deferred debt issuance costs to average net assets(5)	1.77%
Ratio of net investment income before fee waiver to average net assets(5)	7.71%
Ratio of net investment income after fee waiver to average net assets(5)	9.14%
Total Notes Payable	$123,487,523
Asset Coverage Ratio(6)	2.62
Portfolio Turnover Rate(4)(7)	11%

(1)	The per share data was derived by using the shares outstanding during the period.
(2)	The per share data for distributions declared reflects the actual amount of distributions declared per share during the period.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions, if any, reinvested. Distributions are assumed to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized.
(6)	Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period.
(7)	For the three months ended September 30, 2014.

The following represents supplemental ratios and data for CM Finance LLC:

Three months ended September 30, 2013
Total return	2.82%
Ratio of net investment income to average members’ capital	3.44%
Ratio of operating expenses to average members’ capital	0.71%
Ratio of credit facility related expenses to average members’ capital	0.58%
Ratio of total expenses to average members’ capital	0.74%
Portfolio turnover rate	11.89%
Supplemental Data:
Members’ capital at end of period	$92,794,876
Average members’ capital	$90,991,444

Total return is calculated based on a time-weighted rate of return methodology for the members, and is not annualized. Total return is reflected after all investment-related and operating expenses. An individual member’s return may vary from these returns based on the timing of capital transactions. The ratios to average members’ capital are calculated based on the monthly average members’ capital during the period.

The ratios to average members’ capital are calculated based on the monthly average members’ capital during the period. Credit facility related expenses include interest expense and amortization of deferred debt issuance costs.

Note 13. Tax Information

As of September 30, 2014, the Company’s aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$298,389,082

Gross unrealized appreciation	1,747,953
Gross unrealized depreciation	(1,464,402)

Net unrealized investment appreciation	$283,551

Note 14. Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued.

On November 6, 2014, the Company’s board of directors declared a quarterly distribution of $0.3375 per share payable on January 5, 2015 to holders of record as of December 18, 2014.

Subsequent to quarter end, the Company invested $27.8 million in new and existing portfolio companies and received repayment or sales proceeds of $19.7 million.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of

CM Finance Inc

We have audited the accompanying consolidated statements of assets and liabilities of CM Finance Inc (the “Company”), including the consolidated schedule of investments as of June 30, 2014 and 2013, and the related consolidated statements of operations, changes in net assets and cash flows for the years then ended and for the period from March 7, 2012 (commencement of operations) to June 30, 2012. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014 and 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company at June 30, 2014 and 2013, and the consolidated results of their operations, changes in their net assets and their cash flows for the years then ended and for the period from March 7, 2012 (commencement of operations) to June 30, 2012 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

September 8, 2014

New York, NY

CM Finance Inc and subsidiary

Audited Consolidated Statements of Assets and Liabilities

	June 30, 2014	June 30, 2013
Assets
Non-controlled, non-affiliated investments, at fair value (amortized cost of $271,682,258 and $118,142,962, respectively)	$273,710,465	$119,209,284
Derivatives, at fair value (cost $0 and $0, respectively)	563,866	843,864
Cash	24,698,073	—
Cash, restricted	7,139,313	42,601,338
Due from broker	—	22,975,552
Interest receivable	1,458,043	1,012,042
Deferred debt issuance costs	459,676	296,056
Prepaid expenses and other assets	730,562	—

Total Assets	$308,759,998	$186,938,136

Liabilities
Notes Payable:
Term loan	$76,500,000	$76,500,000
Revolving credit facility	9,091,314	—
Payable for investments purchased	16,660,000	—
Distributions payable	4,612,500	22,000,000
Derivatives, at fair value (cost $0 and $0, respectively)	563,866	843,864
Base management fees payable	313,237	—
Interest payable	108,117	149,198
Accrued expenses and other liabilities	694,143	194,437

Total Liabilities	108,543,177	99,687,499

Commitments and Contingencies (Note 7)

Net Assets
Members’ capital	—	87,250,637
Common Stock, par value $0.001 per share (100,000,000 shares authorized, 13,666,666 shares issued and outstanding)	13,667	—
Additional paid-in capital	198,810,786	—
Distributions in excess of net investment income	(635,839)	—
Net unrealized appreciation on investments	2,028,207	—

Total Net Assets	200,216,821	87,250,637

Total Liabilities and Net Assets	$308,759,998	$186,938,136

Net Asset Value Per Share	$14.65	N.A.

See notes to consolidated financial statements.

CM Finance Inc and subsidiary

Audited Consolidated Statements of Operations

	For the twelve months ended June 30,		Period from March 7, 2012 to June 30, 2012
	2014	2013
Investment Income:
Interest income	$18,808,795	$5,890,673	$486,894
Payment in-kind interest income	1,723,676	641,008	—
Other fee income	601,590	241,135	14,962

Total investment income	21,134,061	6,772,816	501,856

Expenses:
Base management fees	1,461,770	—	—
Performance-based incentive fees	—	—	—
Custodian and administrator fees	88,707	—	—
Directors’ fees	201,500	—	—
Professional fees	561,961	250,000	—
Allocation of administrative costs from advisor	267,809	—	—
Insurance expense	176,953	—	—
Interest expense	2,466,792	149,198	—
Amortization of deferred debt issuance costs	461,380	10,924	—
Organization costs	—	—	197,779
Other expenses	597,595	220,564	38

Total expenses	6,284,467	630,686	197,817
Waiver of base management fees from Investment Manager	(1,148,533)	—	—

Net expenses	5,135,934	630,686	197,817

Net investment income(1)	15,998,127	6,142,130	304,039

Net realized and unrealized gains (losses) on investment transactions:
Net realized (losses) gains on investments attributable to CM Finance LLC	(946,608)	781,262	110
Net realized gains on investments attributable to CM Finance Inc	162,630	—	—
Net change in unrealized appreciation (depreciation) on investments attributable to CM Finance LLC	549,814	1,072,779	(6,457)
Net change in unrealized appreciation on investments attributable to CM Finance Inc	412,071	—	—

Net realized and unrealized gains (losses)	177,907	1,854,041	(6,347)

Net increase in net assets resulting from operations	$16,176,034	$7,996,171	$297,692

Net increase in net assets resulting from operations attributable to CM Finance LLC	$9,219,852	$7,996,171	$297,692

Net increase in net assets resulting from operations attributable to CM Finance Inc	$6,956,182	N.A.	N.A.

CM Finance Inc:
Basic and diluted:
Net investment income per share	$0.47	N.A.	N.A.
Earnings per share	$0.51	N.A.	N.A.
Weighted Average Shares of Common Stock Outstanding	13,666,666	N.A.	N.A.

(1)	Net investment income attribution:

	For the twelve months ended June 30,		Period from March 7, 2012 to June 30, 2012
	2014	2013
Net investment income attributable to CM Finance LLC	$9,616,646	$6,142,130	$304,039

Net investment income attributable to CM Finance Inc	$6,381,481	N.A.	N.A.

See notes to consolidated financial statements.

CM Finance Inc and subsidiary

Audited Consolidated Statements of Changes in Net Assets

	For the twelve months ended June 30,		Period from March 7, 2012 to June 30, 2012
	2014	2013
CM Finance LLC:

Members capital at beginning of period	$87,250,637	$18,141,667	$—
Contributions from members	48,606,009	84,453,413	17,843,975
Distributions to members	(55,076,498)	(23,340,614)	—
Net investment income	9,616,646	6,142,130	304,039
Net realized gains (losses) on investments	(946,608)	781,262	110
Net change in unrealized appreciation (depreciation) on investments	549,814	1,072,779	(6,457)

Members’ capital at February 5, 2014 (BDC conversion date), June 30, 2013 and June 30, 2012, respectively	90,000,000	$87,250,637	$18,141,667

CM Finance Inc:

Capital transactions
Proceeds from shares sold	111,549,990
Common stock offering costs	(1,200,000)

Net increase in net assets resulting from capital transactions	110,349,990

Total capital—CM Finance Inc (BDC conversion)	200,349,990

Increase (decrease) in net assets resulting from operations attributable to CM Finance Inc
Net investment income	6,381,481
Net realized gain on investments	162,630
Net change in unrealized appreciation (depreciation) on investments	412,071

Net increase in net assets from operations	6,956,182

Dividends	(7,089,351)

Total decrease in net assets	(133,169)

Net assets at end of year (including distributions in excess of net investment income of $635,839, $0, $0)	$200,216,821

Dividends declared per common share	$0.5187

Net asset value per share	$14.65

See notes to consolidated financial statements.

CM Finance Inc and subsidiary

Audited Consolidated Statements of Cash Flows

	For the twelve months ended June 30,		Period from March 7, 2012 to June 30, 2012
	2014	2013

Cash Flows from Operating Activities
Net increase in net assets resulting from operations attributable to CM Finance LLC	$9,219,852	$7,996,171	$297,692
Net increase in net assets resulting from operations attributable to CM Finance Inc	6,956,182	—	—
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Origination and purchases of investments	(277,126,747)	(133,314,667)	(25,573,961)
Payment in kind interest	(1,723,676)	(641,008)	—
Sales and repayments of investments	125,129,039	38,236,069	4,007,538
Net realized loss (gain) on investments in securities attributable to CM Finance LLC	946,608	(781,262)	(110)
Net realized gain on investments in securities attributable to CM Finance Inc	(162,630)	—	—
Net change in unrealized (appreciation) depreciation on investments attributable to CM Finance LLC	(549,814)	(1,072,779)	6,457
Net change in unrealized appreciation on investments attributable to CM Finance Inc	(412,071)	—	—
Amortization of premium on investments	(601,890)	(64,158)	(11,403)
Amortization of deferred debt issuance costs	461,380	10,924	—
Net (increase) decrease in operating assets:
Cash, restricted	35,462,025	(42,601,338)	—
Due from broker	22,975,552	(22,975,552)	—
Interest receivable	(446,001)	(715,899)	(296,143)
Payment for deferred debt issuance costs	(625,000)	(306,980)	—
Prepaid expenses and other assets	(730,562)	—	—
Net increase (decrease) in operating liabilities:
Due to broker	—	(3,528,138)	3,528,138
Payable for investments purchased	16,660,000	—	—
Interest payable	(41,081)	149,198	—
Accrued expenses and other liabilities	476,533	(3,380)	197,817
Increase in management fees payable	313,237	—	—

Net Cash Used in Operating Activities	(63,819,064)	(159,612,799)	(17,843,975)

Cash Flows from Financing Activities
Proceeds from shares sold	111,549,990	—	—
Common stock offering costs paid	(1,176,827)	—	—
Contributions from members of CM Finance LLC	48,606,009	84,453,413	17,843,975
Distributions to members of CM Finance LLC	(77,076,498)	(1,340,614)	—
Distributions to shareholders paid	(2,476,851)	—	—
Proceeds from borrowing on term loan	—	76,500,000	—
Proceeds from borrowing on revolving credit facility	49,121,937	—	—
Repayments of borrowing on revolving credit facility	(40,030,623)	—	—

Net Cash Provided by Financing Activities	88,517,137	159,612,799	17,843,975

Net Change in Cash	24,698,073	—	—

Cash
Beginning of period	—	—	—

End of period	$24,698,073	$—	$—

Supplemental cash flow information:
Cash paid for interest	$2,425,711	$—	$—

See notes to consolidated financial statements.

CM Finance Inc and subsidiary

Audited Consolidated Schedule of Investments

June 30, 2014

Investments(1)	Industry	Interest Rate	Base Floor Rate	Maturity Date	Principal Amount/ Shares(2)	Amortized Cost	Fair Value	% of Net Assets
Non-Controlled/Non-Affiliates
Senior Secured First Lien Term Loans
Active Media Services, Inc.	Commercial Services	1M L + 9.00%(3)	—	2/1/2018	$5,000,000	$4,888,563	$4,925,000	2.46%
AM General, LLC	Automobiles and Components	3M L + 9.00%(3)	1.25%	3/22/2018	14,400,000	14,234,958	12,960,000	6.47%
American Gaming Systems, Inc.	Entertainment and Leisure	3M L + 8.25%(3)	1.00%	12/20/2020	14,925,000	14,511,107	14,775,750	7.38%
Butler Burgher Group LLC	Services	1M L + 11.75%	0.25%	6/30/2017	8,750,000	8,592,500	8,596,876	4.29%
Crestwood Holdings, LLC	Pipelines	3M L + 6.00%(3)	1.00%	6/19/2019	9,898,788	9,857,978	9,997,775	4.99%
Endeavour International Holding B.V.(4)	Oil and Gas	3M L + 7.00%(3)	1.25%	11/30/2017	4,930,716	4,864,519	4,807,448	2.40%
		3M L + 7.00%(3)	1.25%	11/30/2017	6,860,064	6,767,964	6,688,562	3.34%

Total					11,790,780	11,632,483	11,496,010	5.74%
MF Global Holdings, Ltd.(4)	Diversified Financial Services	3M L + 6.50%(3)	2.00%	12/4/2014	5,976,129	5,965,083	5,976,129	2.99%
New Standard Energy Texas LLC	Oil and Gas	7.00% cash, 6.00% PIK(2)(5)	—	11/28/2016	4,524,411	4,524,411	4,524,411	2.26%
PR Wireless, Inc.(6)	Telecommunications	3M L + 9.00%	1.00%	6/27/2020	17,000,000	15,285,991	15,285,991	7.64%
U.S. Well Services, LLC	Oilfield Services	1M L + 11.50%	0.50%	5/2/2019	8,752,841	8,540,885	8,577,783	4.29%
YRC Worldwide, Inc.(4)	Trucking and Leasing	3M L + 7.00%(3)	1.00%	2/13/2019	14,925,000	14,787,021	14,962,313	7.47%

Total Senior Secured First Lien Term Loans					115,942,949	112,820,980	112,078,038	55.98%
Senior Secured Second Lien Term Loans
Bennu Oil & Gas, LLC	Oil and Gas	3M L + 7.50%(7)	1.25%	11/1/2018	14,912,125	14,840,295	15,061,246	7.52%
Caelus Energy Alaska 03 LLC	Oil and Gas	3M L + 7.50%	1.25%	4/15/2020	14,000,000	13,726,110	13,720,000	6.85%
CT Technologies Intermediate Holdings, Inc.	Healthcare- Products/Services	3M L + 8.00%(3)	1.25%	10/5/2020	12,000,000	11,839,053	12,000,000	5.99%
Ikaria Acquisition, Inc.	Healthcare- Products/Services	3M L + 7.75%(3)	1.00%	2/12/2022	2,000,000	1,985,880	2,034,000	1.02%
North American Lifting Holdings, Inc.	Industrial	3M L + 9.00%	1.00%	11/27/2021	15,000,000	13,888,676	14,775,000	7.38%
RCHP, Inc.	Healthcare- Products/Services	3M L + 9.50%	1.00%	10/23/2019	15,000,000	14,780,919	14,775,000	7.38%
Road Infrastructure Investment, LLC	Construction & Building	3M L + 6.75%(3)	1.00%	9/30/2021	5,000,000	4,975,918	4,950,000	2.47%
Telecommunications Management, LLC	Telecommunications	3M L + 8.00%(3)	1.00%	10/30/2020	11,539,815	11,463,166	11,620,593	5.81%
Telular Corp.	Telecommunications	3M L + 8.00%(3)	1.25%	6/24/2020	7,500,000	7,404,490	7,387,500	3.69%
TNS, Inc.	Telecommunications	1M L + 8.00%(3)	1.00%	8/14/2020	17,112,500	17,118,479	17,283,625	8.63%
Trident USA Health Services, Inc.	Healthcare- Products/Services	3M L + 9.00%(3)	1.25%	7/31/2020	20,000,000	19,948,051	20,000,000	9.99%

Total Senior Secured Second Lien Term Loans					134,064,440	131,971,037	133,606,964	66.73%
Senior Secured Notes
Capital Petroleum Group	Retail	11.00% cash, 3.00% PIK(2)(3)	—	9/30/2019	14,152,936	13,726,001	14,152,936	7.07%
Virgin America, Inc.	Airlines	17.00% PIK(2)	—	6/9/2016	5,924,520	5,808,385	5,924,520	2.96%
		8.50% cash,	—	6/9/2016	5,886,125	5,584,289	5,886,125	2.94%
		8.50% PIK(2)

Total					11,810,645	11,392,674	11,810,645	5.90%

Total Senior Secured Notes					25,963,581	25,118,675	25,963,581	12.97%

See notes to consolidated financial statements.

CM Finance Inc and subsidiary

Audited Consolidated Schedule of Investments (continued)

June 30, 2014

Investments(1)	Industry	Maturity Date	Principal Amount/ Shares(2)	Amortized Cost	Fair Value	% of Net Assets
Warrants
Endeavour International Holding B.V., $3.01 strike	Oil and Gas	4/30/2018	$160,000	$160,000	$50,000	0.02%
PR Wireless, Inc., $0.01 strike	Telecommunications	6/19/2019	201	1,374,009	1,374,009	0.69%
Virgin America, Inc., $2.50 strike(8)	Airlines	5/10/2043	513,333	184,116	424,116	0.21%
Virgin America, Inc., $3.50 strike(8)	Airlines	12/9/2041	385,000	53,441	213,757	0.11%

Total Warrants			1,058,534	1,771,566	2,061,882	1.03%

Total Non-Controlled/Non-Affiliates			$277,029,504	$271,682,258	$273,710,465	136.71%

Liabilities in excess of other assets					(73,493,644)	(36.71%)
Net Assets					$200,216,821	100.00%

	Industry	Interest Rate	Maturity Date	Notional Amount	Amortized Cost	Fair Value	% of Net Assets

Derivatives
Assets
Total Return Swap(9)	Diversified Financial Services	L + 2.85%	5/22/2016	$76,500,000	$—	$471,137	0.23%
Total Return Swap(9)	Diversified Financial Services	0.50%	12/4/2015	50,000,000	—	92,729	0.05%

Total Assets				126,500,000	—	563,866	0.28%

Liabilities
Embedded derivative— Notes Payable(9)	Diversified Financial Services			76,500,000	—	(471,137)	(0.23%)
Embedded derivative— Notes Payable(9)	Diversified Financial Services			50,000,000	—	(92,729)	(0.05%)

Total Liabilities				126,500,000	—	(563,866)	(0.28%)

Total Derivatives				$253,000,000	$—	$—	—

(1)	All investments are in non-controlled and non-affiliated issuers. All investments are valued in good faith by the investment advisor and approved by the board of directors.
(2)	Principal amount includes capitalized PIK interest and is net of repayments and unfunded commitments.
(3)	Held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swaps.
(4)	The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 10.6% of total assets.
(5)	In addition to interest, the borrower pays an overriding royalty interest of 1.25% of gross sales proceeds, subject to certain maximum amounts.
(6)	Position or portion thereof unsettled as of June 30, 2014.
(7)	$10,972,500 held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swaps.
(8)	Security is non-income producing.
(9)	Refer to Note 6 for more detail on the Total Return Swaps and the Embedded derivatives - Notes Payable.

1M L -	1 month LIBOR (as of June 30, 2014 this rate was 0.15%)
3M L -	3 month LIBOR (as of June 30, 2014 this rate was 0.23%)
PIK -	Payment-In-Kind

See notes to consolidated financial statements.

CM Finance Inc and subsidiary

Audited Consolidated Schedule of Investments

June 30, 2013

Investments(1)	Industry	Principal Amount(2)	Amortized Cost	Fair Value	% of Members’ Capital(3)
Investments:
Senior Secured First Lien Term Loans
Alcatel-Lucent USA Term Loan C,	Telecommunications
L+6.25%, due 1/30/2019(5)		$12,680,639	$12,621,632	$12,680,639	14.53%
AM General, LLC Term Loan B,	Automobiles and Components
L+9.00%, due 3/22/2018(5)		16,000,000	15,766,198	15,680,000	17.97%
Crestwood Holdings, LLC Term Loan B-1,	Pipelines
L+6.00%, due 6/19/2019(5)		10,000,000	9,950,368	10,050,000	11.52%
Endeavour International Corporation	Oil and Gas
Letter of Credit, 13%, due 6/30/2014(5)		17,953,305	17,972,433	17,953,305	20.59%
MF Global Holdings, Ltd. Exit Facility,	Diversified Financial Services
L+6.50%, due 12/4/2014(4),(5)		6,679,814	6,496,119	6,613,016	7.58%
YRCW Receivables, LLC ABL Term Loan B,	Trucking and Leasing
L+9.75%, due 9/30/2014(5)		12,074,283	12,139,434	12,255,397	14.05%

Total Senior Secured First Lien Term Loans			74,946,184	75,232,357	86.24%
Senior Secured Second Lien Term Loans
Telecommunications Management LLC 2nd lien,	Telecommunications
L+8.00%, due 10/30/2020(5)		8,000,000	7,922,272	8,100,000	9.28%
Telular Corporation 2nd Lien,	Telecommunications
L+8.00%, due 6/24/2020(5)		7,500,000	7,388,551	7,387,500	8.47%
TNS Inc., 2nd Lien,	Telecommunications
L+8.00%, due 8/14/2020(5)		7,862,500	7,920,381	7,960,781	9.12%

Total Senior Secured Second Lien Term Loans			23,231,204	23,448,281	26.87%
Senior Secured Notes
Capitol Petroleum Group,	Oil and Gas
11.00% cash, 3.00% PIK, due 12/3/2019(5)		10,175,935	9,990,986	9,972,417	11.43%
Virgin America, Inc.	Airlines
Notes, 17.00% PIK due 6/9/2016		5,000,000	4,824,216	5,000,000	5.73%
Virgin America, Inc.	Airlines
Notes, 8.50% cash, 8.50% PIK, due 6/9/2016		5,425,073	4,968,213	5,425,074	6.22%

Total Senior Secured Notes			19,783,415	20,397,491	23.38%

See notes to unaudited consolidated financial statements.

Investments(1)	Industry	Principal Amount(2)	Amortized Cost	Fair Value	% of Members’ Capital(3)
Warrants
Endeavour International Corporation	Oil and Gas	$160,000	$160,000	$160,000	0.18%
$3.01 strike, due 4/30/18
Virgin America, Inc.	Airlines
$2.50 strike, due 5/10/43		513,333	184,116	299,955	0.34%
$3.50 strike, due 5/10/43		385,000	53,441	96,016	0.11%

Total Warrants			397,557	555,971	0.63%

Total Term Loans and Warrants			118,358,360	119,634,100	137.12%

Unfunded Obligations
MF Global Holdings, Ltd. Exit Facility 5.00%, due 12/4/2014(5)	Diversified Financial Services	(4,007,888)	(109,645)	(40,079)	-0.05%
YRC Worldwide, Inc. Letter of Credit 7.50%, due 3/31/2015	Trucking and Leasing	(12,824,547)	(105,753)	(384,737)	-0.44%

Total Unfunded Obligations			(215,398)	(424,816)	-0.49%

Total Investments			$118,142,962	$119,209,284	136.63%

	Industry	Notional Amount	Amortized Cost	Fair Value	% of Members’ Capital(3)
Derivatives:
Assets
Total Return Swap, L+1.63% due 5/22/16(6)	Diversified Financial Services	76,500,000	$—	$843,864	0.97%

Total Assets			—	843,864	0.97%

Liabilities
Embedded derivative—Note Payable(6)	Diversified Financial Services	76,500,000	—	843,864	0.97%

Total Assets			—	843,864	0.97%

Total Derivatives			$—	$—	0.00%

(1)	All investments are in non-controlled and non-affiliated issuers. All investments are in U.S. based issuers.
(2)	Principal amount includes capitalized PIK interest and is net of repayments and unfunded commitments.
(3)	Percentage is based on members’ capital of $87,250,637 as of June 30, 2013.
(4)	At the option of the issuer, this rate may be either 5.50% + the greater of the prime rate and the fed funds effective rate or L+6.50%.
(5)	Held by the Company indirectly through CM Finance SPV and pledged as collateral for the Total Return Swap.
(6)	Refer to Note 6 for more detail on the Total Return Swap and the Embedded derivative—Note Payable.

See notes to unaudited consolidated financial statements.

CM Finance Inc and subsidiary

Notes to Audited Consolidated Financial Statements

June 30, 2014

Note 1. Organization

CM Finance Inc (“CMFN,” the “Company”), a Maryland corporation formed in May 2013, is a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code, or the Code, for U.S. federal income tax purposes.

On February 5, 2014, CM Finance Inc priced its initial public offering (the “Offering”), selling 7,666,666 shares, including the underwriters’ over-allotment, at a price of $15.00 per share with net proceeds of approximately $111.5 million.

CM Finance LLC, a Maryland limited liability company, commenced operations in March 2012. Immediately prior to the Offering, CM Finance LLC was merged with and into CM Finance Inc (the “Merger”). In connection with the Merger, CM Finance Inc issued 6,000,000 shares of common stock and $39.8 million in debt to the pre-existing CM Finance LLC investors, comprised of funds managed by Cyrus Capital Partners, L.P. (the “Original Investors” or “Cyrus Funds”). CM Finance Inc had no assets or operations prior to completion of the Merger and, as a result, the books and records of CM Finance LLC have become the books and records of CM Finance Inc, as the surviving entity. Immediately after the Merger, CM Finance Inc issued 2,181,818 shares of its common stock to Stifel Venture Corp. in exchange for $32.7 million in cash. CM Finance Inc used all of the proceeds of the sale of shares to Stifel Venture Corp., to repurchase 2,181,818 shares of common stock from the Original Investors. Immediately after the completion of the Offering, the Company had 13,666,666 shares outstanding. The Company also used a portion of the net proceeds of the Offering to repay 100% of the debt issued to the Original Investors in connection with the Merger.

Upon its election to be regulated as a BDC, on February 5, 2014, the Company entered into an investment advisory agreement (the “Advisory Agreement”) and an administrative agreement with CM Investment Partners LLC (the “Investment Manager”) as its investment manager and administrator, respectively.

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments by targeting investment opportunities with favorable risk-adjusted returns. The Company invests primarily in middle-market companies in the form of mezzanine, unitranche loans and standalone first and second lien loans. The Company may also invest in unsecured debt, bonds and in the equity of portfolio companies through warrants and other instruments.

The Company consolidates the operations of its wholly-owned subsidiary, CM Finance SPV, Ltd. (“SPV”), a special purpose vehicle used to finance certain investments.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company.

a. Basis of Presentation

The accompanying consolidated financial statements are prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and all values are stated in United States dollars, unless noted

otherwise. The financial statements reflect all adjustments that are, in the opinion of management, necessary for a fair presentation of the results for the periods included herein as required by U.S. GAAP. These adjustments are normal and recurring in nature.

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments and other amounts reported in the consolidated financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company’s consolidated financial statements are reasonable and prudent. Actual results could differ materially from these estimates.

The Company consolidates its controlled and wholly owned subsidiaries. Accordingly, the Company consolidated SPV, since the Company owns 100% of the equity of SPV. All material inter-company balances and transactions have been eliminated.

b. Revenue Recognition, Security Transactions, and Realized/Unrealized Gains or Losses

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Dividend income is recorded on the ex-dividend date.

Origination, closing, commitment, and amendment fees, purchase and original issue discounts associated with loans to portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of discounts or premiums is calculated by the effective interest or straight-line method, as applicable, as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized fees and discounts are recorded as interest income. During the twelve months ended June 30, 2014 $178,853 of prepayment penalties and unamortized discounts upon prepayment were recorded as interest income.

Structuring fees and similar fees are recognized as income as earned, usually when received. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other fee income.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investments, without regard to unrealized gains or losses previously recognized. Realized gains or losses on the sale of investments are calculated using the specific identification method. The Company reports changes in fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the Consolidated Statements of Operations.

Management reviews all loans that become 90 days or more past due on principal or interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. Accrued interest is generally reserved when a loan is placed on nonaccrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although the Investment Manager may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

The Company may hold debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. During the twelve months ended June 30, 2014 and June 30, 2013, the Company earned $1,723,676 and $641,008 in PIK interest, respectively.

c. Paid In Capital

The Company records the proceeds from the sale of its common stock to (i) common stock and (ii) additional paid-in capital, excluding all commissions and marketing support fees.

d. Earnings per Share

Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reporting period.

e. Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. As a result, if the Company’s board of directors authorizes, and the Company declares, a cash dividend, then the Company’s stockholders who have not “opted out” of the Company’s dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividend.

f. Cash and restricted cash

Cash and restricted cash consists of bank demand deposits. The Company deposits its cash in a financial institution and, at times, such balance may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company has restrictions on the uses of the cash held by SPV based on the terms of the Notes Payable. For more information on the Notes Payable, see Note 6.

g. Investment Transactions and Expenses

Purchases of loans, including revolving credit agreements, are recorded on a fully committed basis until the funded and unfunded portions are known or estimable, which in many cases may not be until settlement.

Expenses are accrued as incurred.

Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred.

Deferred debt issuance costs, incurred in connection with the Company’s Notes Payable, are amortized using the straight line method over the life of the notes.

Offering costs have been charged to paid-in capital upon sale of shares in the Offering.

h. Investment Valuation

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820—Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its investments and financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 5. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (a) are independent of us, (b) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (c) are able to transact for the asset, and (d) are willing to transact for the asset or liability (that is, they are motivated but not forced or otherwise compelled to do so).

Securities that are traded on securities exchanges (including such securities traded in the afterhours market) are valued on the basis of the closing price on the valuation date (if such prices are available). Securities that are traded on more than one securities exchange are valued at the closing price on the primary securities exchange on which such securities are traded on the valuation date (or if reported on the consolidated tape, then their last sales price on the consolidated tape). Listed options for which the last sales price falls between the last “bid” and “ask” prices for such options, are valued at their last sales price on the date of the valuation on the primary securities exchange on which such options are traded. Options for which the last sales price on the valuation date does not fall between the last “bid” and “ask” prices are valued at the average of the last “bid” and “ask” prices for such options on that date. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. The Company did not hold any Level 1 investments as of June 30, 2014 or June 30, 2013.

Investments that are not traded on securities exchanges but are traded on the over-the-counter (“OTC”) markets (such as term loans, notes and warrants) are valued using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable) and fundamental data relating to the issuer. These investments are categorized in Level 2 of the fair value hierarchy, or in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

The embedded derivatives in the Notes Payable from SPV to UBS, AG (“UBS”) and the Total Return Swaps (the “TRS”) referencing the terms of the Notes Payable are valued based on the change in fair value and the underlying accrued interest of the portfolio of assets held in SPV less the accrued interest payable on the financing due to the TRS counterparty, UBS. Consideration has been given to counterparty risk. The Company has assessed the unsecured risk of the counterparty, UBS, in the form of credit ratings and the trading levels of that risk and has determined that the counterparty risk is minimal. The Company also notes that counterparty risk is further mitigated due to the monthly settlement of both the interest portion of the embedded derivatives referencing the Notes Payable and the TRS. If the Company were to determine that counterparty risk were material, an adjustment to the fair value of the TRS would be made. The embedded derivatives in the Notes Payable and the TRS have been categorized in Level 3 of the fair value hierarchy. See Note 5 and Note 6 for more detail.

Investments for which market quotations are not readily available or may be considered unreliable are fair valued, in good faith, using a method determined to be appropriate in the given circumstances. The valuation methods used include the Cost Approach, the Market Approach and the Income Approach. Inputs used in these approaches may include, but are not limited to, interest rate yield curves, credit spreads, recovery rates, comparable company transactions, trading multiples, and volatilities. The valuation method of the Company may change as changes in the underlying company dictates, such as moving from the Cost Approach to Market Approach when underlying conditions change at the company. Because of the inherent uncertainty of valuation in these circumstances, the estimated fair values for the aforementioned investments may differ significantly from values that would have been used had a ready and liquid market for such investments existed or from the amounts that might ultimately be realized, and such differences could be material.

The Company’s valuation policies and procedures are developed by the Investment Manager, which is also responsible for ensuring that the valuation policies and procedures are consistently applied across all investments of the Company and adopted by the board of directors. The valuations are continuously monitored and the valuation process for Level 3 investments is completed on a quarterly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Manager responsible for the portfolio investment. These investment professionals prepare the preliminary valuations based on their evaluation of financial and operating data, company specific developments, market valuations of comparable securities from the same company or that of comparable companies as well as any other relevant factors including recent purchases and sales that may have occurred preceding month-end.

Valuation models are typically calibrated upon initial funding, and are re-calibrated as necessary upon subsequent material events (including, but not limited to additional financing activity, changes in comparable companies, and recent trades). The preliminary valuation conclusions are then documented and discussed with senior management of the Investment Manager. On a periodic basis and at least once annually, independent valuation firm(s) engaged by the Company conduct independent appraisals and review the Investment Manager’s preliminary valuations and make their own independent assessment. The Valuation Committee of the Company’s board of directors then reviews the preliminary valuations of the Investment Manager and that of the independent valuation firm. The Valuation Committee discusses the valuations and makes a recommendation to the Company’s Board of Directors regarding the fair value of each investment in good faith based on the input of the Investment Manager and the independent valuation firm. Upon recommendation by the Valuation Committee and a review of the valuation materials of the Investment Manager and the third party independent valuation firm, the Board of Directors of the Company determines the fair value of each investment.

For more information on the classification of the Company’s investments by major categories, see Note 5.

The fair value of the Company’s assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the Consolidated Statements of Assets and Liabilities.

i. Income Taxes

The Company intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code. To qualify and maintain qualification as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income,’’ which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company continues to qualify as a RIC and continues to satisfy the annual distribution requirement, the Company will not have to pay corporate level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98% of net ordinary income, 98.2% of any capital gains, if any, and any recognized and undistributed income from prior year for which it paid no federal income taxes.

U.S. GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. The Company’s policy is to recognize accrued interest and penalties associated with uncertain tax positions as part of the tax provision.

The Company has analyzed such tax positions and has concluded that no unrecognized tax benefits should be recorded for uncertain tax positions for any tax year since inception. Each of the tax years since inception remain subject to examination by taxing authorities. This conclusion may be subject to review and adjustment at a later date based on factors, including but not limited to, ongoing analysis and changes to laws, regulations, and interpretations thereof.

Permanent differences between investment company taxable income and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended June 30, 2014, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of paydown gains and losses, distribution re-designations and premium amortization as follows:

As of June 30, 2014
Capital in excess of par value	$90,599
Distributions in excess of net investment income	72,031
Accumulated net realized gain	(162,630)

The tax character of distributions paid by the Company were all ordinary income.

At June 30, 2014, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statement of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of dividends payable and premium amortization accruals, as follows:

As of June 30, 2014
Undistributed net investment income	$3,976,661
Accumulated capital gains (losses)	—
Other temporary differences	—
Unrealized appreciation (depreciation)	482,682
Distributions payable	(4,612,500)

Components of tax distributable earnings at year end	$(153,157)

j. Reclassifications

Certain 2012 and 2013 amounts have been reclassified to conform to the 2014 presentation.

Note 3. New Accounting Pronouncements

During the twelve months ended June 30, 2014, the Company adopted Accounting Standards Update 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). The amendments in ASU 2011-11 are intended to create a converged offsetting model that would eliminate a significant quantitative difference between statements of assets and liabilities prepared under U.S. GAAP and IFRS. ASU 2011-11 requires additional disclosures for recognized financial and derivative instruments that are either offset on the Consolidated Statement of Assets and Liabilities or are subject to an enforceable master netting agreement. The adoption of ASU 2011-11 did not have a material impact on the Company’s disclosures.

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures, including (i) the type and amount of financial support provided to investee companies, including situations in which the Company assisted an investee in obtaining financial support, (ii) the primary reasons for providing the financial support, (iii) the type and amount of financial support the Company is contractually required to provide to an investee, but has not yet provided, and (iv) the primary reasons for the contractual requirement to provide the financial support. The amendments in ASU 2013-08 are effective for an entity’s interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. The Company is currently evaluating the impact this accounting standards update will have on the Company’s financial statements.

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) or other standards setting bodies that are adopted by the Company as of the specified effective date. The Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial statements upon adoption.

Note 4. Due from and due to Broker

Due from and due to brokers consists of cash in U.S. dollars held as collateral and payments due from UBS in connection with the TRS.

The Company’s principal trading activities are primarily with brokers and other financial institutions located in North America.

Note 5. Investments

The Company’s investments at any time may include securities and other financial instruments or other assets of any sort, including, without limitation, corporate and government bonds, convertible securities, collateralized loan obligations, term loans, trade claims, equity securities, privately negotiated securities, direct placements, working interests, warrants and investment derivatives (such as credit default swaps, recovery swaps, total return swaps, options, forward contracts, and futures) (all of the foregoing collectively referred to in these financial statements as “investments”).

a. Certain Risk Factors

In the ordinary course of business, the Company manages a variety of risks including market risk, liquidity risk and credit risk. The Company identifies, measures and monitors risk through various control mechanisms, including trading limits and diversifying exposures and activities across a variety of instruments, markets and counterparties.

Market risk is the risk of potential adverse changes to the value of financial instruments because of changes in market conditions, including as a result of changes in the credit quality of a particular issuer, credit spreads, interest rates, and other movements and volatility in security prices or commodities. In particular, the Company may invest in issuers that are experiencing or have experienced financial or business difficulties (including difficulties resulting from the initiation or prospect of significant litigation or bankruptcy proceedings), which involves significant risks. The Company manages its exposure to market risk through the use of risk management strategies and various analytical monitoring techniques.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Credit risk is the potential loss the Company may incur from a failure of an issuer to make payments according to the terms of a contract. The Company is subject to credit risk because of its strategy of investing in the debt of leveraged companies and its involvement in derivative instruments. The Company’s exposure to credit risk on its investments is limited to the fair value of the investments. The Company’s TRS contracts are executed pursuant to an International Swaps and Derivatives Association (“ISDA”) master agreement that the Company currently has in place with UBS. At June 30, 2014, the Company had all of its counterparty credit risk associated with non-performance for swaps with UBS. With regard to derivatives, the Company attempts to limit its credit risk by considering its counterparty’s (or its guarantor’s) credit rating. The Company’s policy is to not hold counterparty collateral on ISDA agreements, but would do so if the exposure were material.

b. Investments

Investment purchases, sales and principal payments/paydowns are summarized below for the twelve months ended June 30, 2014 and June 30, 2013 and from March 7, 2012 (inception) through June 30, 2012. These purchase and sale amounts exclude derivative instruments.

	Period Ended June 30,
	2014	2013	2012
Investment purchases, at cost (including PIK interest)	$278,850,423	$133,955,675	$25,573,961
Investment sales and repayments	125,129,039	38,236,069	4,007,538

The composition of the Company’s investments as of June 30, 2014 as a percentage of the total portfolio, at amortized cost and fair value are as follows:

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$112,820,980	41.53%	$112,078,038	40.95%
Senior Secured Second Lien Term Loans	131,971,037	48.57	133,606,964	48.81
Senior Secured Notes	25,118,675	9.25	25,963,581	9.49
Warrants	1,771,566	0.65	2,061,882	0.75
Total Return Swaps	—	—	563,866	0.21
Embedded derivatives—Notes Payable	—	—	(563,866)	(0.21)

Total	$271,682,258	100.00%	$273,710,465	100.00%

The composition of the Company’s investments as of June 30, 2013 as a percentage of the total portfolio, at amortized cost and fair value are as follows:

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$74,730,786	63.25%	$74,807,541	62.75%
Senior Secured Second Lien Term Loans	23,231,204	19.66	23,448,281	19.67
Senior Secured Notes	19,783,415	16.75	20,397,491	17.11
Warrants	397,557	0.34	555,971	0.47
Total Return Swaps	—	—	843,864	0.71
Embedded derivatives—Notes Payable	—	—	(843,864)	(0.71)

Total	$118,142,962	100.00%	$119,209,284	100.00%

The following table shows the portfolio composition by industry grouping at fair value at June 30, 2014:

	Investments at Fair Value	Percentage of Total Portfolio
Telecommunications	$52,951,718	19.35%
Healthcare-Products/Services	48,809,000	17.83
Oil and Gas	44,851,667	16.39
Trucking and Leasing	14,962,313	5.47
Entertainment and Leisure	14,775,750	5.40
Industrial	14,775,000	5.40
Retail	14,152,936	5.17
Automobiles and Components	12,960,000	4.73
Airlines	12,448,518	4.55
Pipelines	9,997,775	3.65
Services	8,596,876	3.14
Oilfield Services	8,577,783	3.13
Diversified Financial Services	5,976,129	2.18
Commercial Services	4,925,000	1.80
Construction & Building	4,950,000	1.81

Total	$273,710,465	100.00%

The following table shows the portfolio composition by industry grouping at fair value at June 30, 2013:

	Investments at Fair Value	Percentage of Total Portfolio
Telecommunications	$36,128,920	30.31%
Oil and Gas	28,085,722	23.56
Automobiles and Components	15,680,000	13.15
Trucking and Leasing	11,870,660	9.96
Airlines	10,821,045	9.08
Pipelines	10,050,000	8.43
Diversified Financial Services	6,572,937	5.51

Total	$119,209,284	100.00%

The following table shows the portfolio composition by geographic grouping at fair value at June 30, 2014:

	Investments at Fair Value	Percentage of Total Portfolio
U.S. Southwest	$69,260,200	25.30%
U.S. Mid-Atlantic	64,371,690	23.52
U.S. Southeast	48,385,000	17.68
U.S. Midwest	46,930,406	17.15
U.S. West	34,765,394	12.70
U.S. Northeast	9,997,775	3.65

Total	$273,710,465	100.00%

The following table shows the portfolio composition by geographic grouping at fair value at June 30, 2013:

	Investments at Fair Value	Percentage of Total Portfolio
U.S. Midwest	$43,038,160	36.11%
U.S. Mid-Atlantic	37,186,774	31.19
U.S. Southwest	18,113,305	15.19
U.S. West	10,821,045	9.08
U.S. Northeast	10,050,000	8.43

Total	$119,209,284	100.00%

c. Derivatives

Derivative contracts include total return swaps and embedded derivatives in Notes Payable. The Company enters into derivative contracts as part of its investment strategies.

The Company and UBS entered into two TRS transactions whereby the Company will receive the Total Return of the Notes and the Revolving Notes (as defined in Note 6) purchased by UBS and pay the Financing Rate and the Revolver Financing Rate (both as defined in Note 6). Therefore, amounts required for the future satisfaction of the swaps may be greater or less than the amount recorded. Realized and change in unrealized gains and losses on total return swaps, if any, are included in the net realized gain or loss on derivatives, and net change in unrealized appreciation (depreciation) on derivatives in the Consolidated Statement of Operations.

In connection with the TRS transactions the Company entered into an International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreement”) with UBS. The ISDA Agreement includes provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Agreement, the Company typically may offset with the counterparty certain derivative payable and/or receivable with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The Company’s ISDA Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Company decline below specific levels (“net asset contingent features”). If these levels are triggered, the Company’s counterparty has the right to terminate such transaction and require the Company to pay or receive a settlement amount in connection with the terminated transaction.

The Company has determined that each of the Notes Payable from SPV to UBS (discussed further in Note 6) contain an embedded derivative. SPV is obligated to pay UBS the net appreciation (depreciation) of the SPV Assets as well as pay any income generated by the SPV Assets until maturity. Therefore, amounts required for the future satisfaction of the note may be greater or less than the amount recorded. Realized and change in unrealized gains and losses on the embedded derivatives are included in the net realized gain or loss on derivatives, and net change in unrealized appreciation (depreciation) on derivatives in the Consolidated Statement of Operations.

The following table reflects the fair value and notional amount or number of contracts of the Company’s derivative contracts, none of which were designated as hedging instruments under U.S. GAAP, which are presented on a gross basis, at June 30, 2014.

	Assets	Liabilities	Notional	Contracts
Credit Risk:
Total Return Swaps	$563,866	$—	126,500,000	2
Embedded derivatives
Notes Payable	—	563,866	126,500,000	2

Gross fair value of derivative contracts	$563,866	$563,866
Counterparty netting	—	—

Net fair value of derivative contracts	563,866	563,866
Collateral not offset	—	—

Net amount	$563,866	$563,866

In the preceding table, the number of contracts as of June 30, 2014 is reflective of the volume of derivatives activity during the period.

The following table reflects the fair value and notional amount or number of contracts of the Company’s derivative contracts, none of which were designated as hedging instruments under U.S. GAAP, which are presented on a gross basis, at June 30, 2013.

	Assets	Liabilities	Notional	Contracts
Credit Risk:
Total Return Swaps	$843,864	$—	76,500,000	1
Embedded derivatives
Note Payable	—	(843,864)	76,500,000	1

Gross fair value of derivative contracts	$843,864	$(843,864)

In the preceding table, the number of contracts as of June 30, 2013 is reflective of the volume of derivatives activity during the period.

The following table reflects the amount of gains (losses) on derivatives included in the Consolidated Statement of Operations for the years ended June 30, 2014 and June 30, 2013, respectively. None of the derivatives were designated as hedging instruments under U.S. GAAP.

	Included in net change in unrealized (depreciation) appreciation on investments and derivatives as of June 30, 2014	Included in net change in unrealized (depreciation) appreciation on investments and derivatives as of June 30, 2013
Total Return Swaps	$279,998	$(843,864)
Embedded derivatives Notes Payable	(279,998)	843,864

Total	$—	$—

d. Fair Value Measurements

ASC 820 defines fair value as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a framework for measuring fair value and a valuation hierarchy that prioritizes the inputs used in the valuation of an asset or liability based upon their transparency. The valuation hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Classification within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s assets and liabilities measured at fair value have been classified in the following three categories:

Level 1—valuation is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2—valuation is based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, such as (a) quoted prices for similar assets or liabilities in active markets; (b) quoted prices for identical or similar assets or liabilities in markets that are not active, that is, markets in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly; (c) inputs other than quoted prices that are observable for the asset or liability; or (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—valuation is based on unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. However, the fair value measurement objective remains the same, that is, an exit price from the perspective of a market participant that holds the asset or owes the liability. Therefore, unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Unobservable inputs are developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the market and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Estimates of fair value for cash and restricted cash are measured using observable, quoted market prices, or Level 1 inputs. All other fair value significant estimates are measured using unobservable inputs, or Level 3 inputs.

The following table summarizes the classifications within the fair value hierarchy of the Company’s assets and liabilities measured at fair value as of June 30, 2014:

	Fair Value Measurements as of June 30, 2014
	Level 1	Level 2	Level 3	Total
Assets
Investments
Senior Secured First Lien Term Loans	$—	$—	$112,078,038	$112,078,038
Senior Secured Second Lien Term Loans	—	—	133,606,964	133,606,964
Senior Secured Notes	—	—	25,963,581	25,963,581
Warrants	—	—	2,061,882	2,061,882

Total Investments	—	—	273,710,465	273,710,465
Derivatives
Total Return Swaps	—	—	563,866	563,866

Total Derivatives	—	—	563,866	563,866

Total Assets	$—	$—	$274,274,331	$274,274,331

Liabilities
Derivatives
Embedded derivative
Note Payable	—	—	563,866	563,866

Total Derivatives	—	—	563,866	563,866

Total Liabilities	$—	$—	$563,866	$563,866

The following table summarizes the classifications within the fair value hierarchy of the Company’s assets and liabilities measured at fair value as of June 30, 2013:

	Fair Value Measurements as of June 30, 2013
	Level 1	Level 2	Level 3*	Total
Assets
Investments
Senior Secured First Lien Term Loans	$—	$—	$74,807,541	$74,807,541
Senior Secured Second Lien Term Loans	—	—	23,448,281	23,448,281
Senior Secured Notes	—	—	20,397,491	20,397,491
Warrants	—	—	555,971	555,971

Total Investments	—	—	119,209,284	119,209,284
Derivatives
Total Return Swaps	—	—	843,864	843,864

Total Derivatives	—	—	843,864	843,864

Total Assets	$—	$—	$120,053,148	$120,053,148

Liabilities
Derivatives
Embedded derivative
Note Payable	—	—	843,864	843,864

Total Derivatives	—	—	843,864	843,864

Total Liabilities	$—	$—	$843,864	$843,864

*	Total Level 3 includes fair value of unfunded commitments of $16,832,435 on revolving credit facilities and delayed draw term loan facilities.

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the twelve months ended June 30, 2014:

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured Notes	Unsecured Debt	Warrants	Total Investments
Balance as of June 30, 2013	$74,807,541	$23,448,281	$20,397,491	$—	$555,971	$119,209,284
Purchases (including PIK interest)	107,476,264	129,506,004	25,681,646	14,812,500	1,374,009	278,850,423
Sales	(68,829,644)	(20,919,860)	(20,256,000)	(15,123,535)	—	(125,129,039)
Amortization	279,676	130,914	3,800	187,500	—	601,890
Net realized gains (losses)	(836,102)	22,775	(94,186)	123,535	—	(783,978)
Net change in unrealized (depreciation) appreciation	(819,697)	1,418,850	230,830	—	131,902	961,885

Balance as of June 30, 2014	$112,078,038	$133,606,964	$25,963,581	$—	$2,061,882	$273,710,465

Change in unrealized gains (losses) relating to assets and liabilities still held as of June 30, 2014	$(1,008,131)	$1,197,899	$230,830	$—	$131,902	$552,500

	Total Return Swaps	Embedded derivatives—Notes Payable	Total Derivatives
Balance as of June 30, 2013	$843,864	$(843,864)	$—
Purchases	—	—	—
Sales	—	—	—
Amortization	—	—	—
Net realized gains (losses)	—	—	—
Net change in unrealized (depreciation) appreciation	(279,998)	279,998	—

Balance as of June 30, 2014	$563,866	$(563,866)	$—

Change in unrealized gains (losses) relating to assets and liabilities still held as of June 30, 2014	$(279,998)	$279,998	$—

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the twelve months ended June 30, 2013:

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured Notes	Warrants	Total Investments
Balance as of June 30, 2012	$21,571,479	$—	$—	$—	$21,571,479
Purchases (including PIK interest)	86,991,984	26,829,052	19,737,082	397,557	133,955,675
Sales	(34,543,042)	(3,693,027)	—	—	(38,236,069)
Amortization	14,935	2,889	46,334	—	64,158
Net realized gains (losses)	688,972	92,290	—	—	781,262
Net change in unrealized appreciation (depreciation)	83,213	217,077	614,075	158,414	1,072,779

Balance as of June 30, 2013	$74,807,541	$23,448,281	$20,397,491	$555,971	$119,209,284

Change in unrealized gains (losses) relating to assets and liabilities still held as of June 30, 2013	$171,819	$217,077	$614,075	$158,414	$1,161,385

	Total Return Swaps	Embedded derivatives—Notes Payable	Total Derivatives
Balance as of June 30, 2012	$—	$—	$—
Purchases	—	—	—
Sales	—	—	—
Amortization	—	—	—
Net realized gains (losses)	—	—	—
Net change in unrealized (depreciation) appreciation	843,864	(843,864)	—

Balance as of June 30, 2013	$843,864	$(843,864)	$—

Change in unrealized gains (losses) relating to assets and liabilities still held as of June 30, 2013	$843,864	$(843,864)	$—

Transfers into Level 3 during or at the end of the reporting period are reported under Level 1 or Level 2 as of the beginning of the period. Transfers out of Level 3 during or at the end of the reporting period are reported under Level 3 as of the beginning of the period. Changes in unrealized gains (losses) relating to Level 3 instruments are included in net change in unrealized (depreciation) appreciation on investments and derivatives on the Consolidated Statement of Operations.

During the twelve months ended June 30, 2014 and June 30, 2013, the Company did not transfer any investments between Levels 1 and 2 and 3.

The following tables present the ranges of significant unobservable inputs used to value the Company’s Level 3 investments as of June 30, 2014 and June 30, 2013. These ranges represent the significant unobservable inputs that were used in the valuation of each type of investment. These inputs are not representative of the inputs that could have been used in the valuation of any one investment. For example, the highest market yield presented in the table for senior secured notes is appropriate for valuing a specific investment but may not be appropriate for valuing any other investment. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 investments.

	Fair Value as of June 30, 2014	Valuation Methodology	Unobservable Input(s)	Weighted Average	Range
Senior Secured First Lien Term Loans	$112,078,038	Yield Analysis	Market Yields	12.7%	9.9% - 14.5%
		Broker Quoted
		Collateral Coverage

Senior Secured Second Lien Term Loans	133,606,964	Yield Analysis	Market Yields	11.4%	9.6% - 12.4%
		Broker Quoted
		Collateral Coverage

Senior Secured Notes	25,963,581	Yield Analysis	Market Yields	16.4%	15.0% - 18.1%
		Broker Quoted
		Collateral Coverage

Warrants	2,061,882	EV Multiple	LTM EBITDA	7.6x	7.5x - 7.8x
		Option Analysis	Asset Volatility	25%	N/A
			Equity Volatility	87%	N/A
			Illiquidity Discount	21%	9% - 50%

Total Return Swaps	563,866	Other Approach	Intrinsic value	N/A	N/A

Embedded derivatives—Note Payable	(563,866)	Other Approach	Intrinsic value	N/A	N/A

	Fair Value as of June 30, 2013	Valuation Methodology	Unobservable Input(s)	Weighted Average	Range
Senior Secured First Lien Term Loans	$74,807,541	Indicative Market Quotes	Broker quotes	N/A	N/A

Senior Secured Second Lien Term Loans	23,448,281	Indicative Market Quotes	Broker quotes	N/A	N/A

Senior Secured Notes	10,425,074	Market Comparables	Illiquidity discount	3%	3%
			PIK discount	2.2%	1.5% - 3%
			Yield	7.3%	7.3%
	9,972,417	Indicative Market Quotes	Broker quotes	N/A	N/A

Warrants	395,971	Market Comparables	Implied volatility	37%	37%

	160,000	Other Approach	Recent funding	N/A	N/A

Total Return Swaps	843,864	Other Approach	Intrinsic value	N/A	N/A

Embedded derivatives—Note Payable	(843,864)	Other Approach	Intrinsic value	N/A	N/A

Fair value measurements categorized within Level 3 are sensitive to changes in the assumptions or methodology used to determine fair value and such changes could result in a significant increase or decrease in the fair value. Significant increases in illiquidity discounts, PIK discounts and market yields would result in significantly lower fair value measurements. Significant increases in implied volatility would result in significantly higher fair value measurements.

Note 6. Notes Payable

On May 23, 2013, as amended on June 6, 2013, the Company, through SPV, entered into a $76.5 million financing transaction (the “Financing Facility”) due May 22, 2016 with UBS. The Financing Facility is collateralized by the portion of the Company’s assets held by SPV (the “SPV Assets”) and pledged as collateral as noted in the Consolidated Schedule of Investments. The Company will pay interest on the face amount of the Financing Facility monthly at a rate of one month LIBOR plus a spread that increases from 1.63% per annum from May 23, 2013 to July 14, 2013 to 1.97% per annum from July 15, 2013 to August 14, 2013 to 2.85% per annum from August 15, 2013 through the end of the term (the “Financing Rate”).

On December 5, 2013, the Company amended the terms of the Financing Facility to add a $50.0 million revolving financing (the “Revolving Financing”), which expires on December 4, 2015. The Revolving Financing bears interest at a rate of (a) 2.10% per annum from December 4, 2013 through December 4, 2014 and (b) 1.60% per annum from December 5, 2014 through the term of the Revolving Financing. With respect to undrawn amounts, the Company will pay interest monthly on the daily average of amounts that are not drawn on the Revolving Financing at a rate of 0.50% per annum (the “Revolver Financing Rate”). As of June 30, 2014, $9.1 million was outstanding on the Revolving Financing.

This financing transaction was executed in four steps:

First, the Company organized SPV, a consolidated wholly owned bankruptcy remote special purpose vehicle in the Cayman Islands to purchase the SPV Assets through (i) the issuance and sale of notes secured by the SPV Assets (the “Notes”) to UBS and the Company and (ii) the transfer of cash to the Company. UBS purchased Notes with a face value of $76.5 million, which represent 51% of the Notes issued and outstanding, for $76.5 million in cash. The Company purchased Notes with a face value of $73.5 million (which are eliminated in consolidation), which represent 49% of the Notes issued and outstanding. Under the terms of the indenture under which the Notes were issued (the “Indenture”), the holders of the Notes are entitled to (i) periodic interest payments equal to their pro rata portion of the interest collected on the assets held by SPV and (ii) their pro-rata portion of the net appreciation (depreciation) on the SPV Assets at maturity (the “Total Return of the Notes”) This represents the embedded derivative in the Note Payable from SPV to UBS.

Second, the Company and UBS entered into a TRS transaction whereby the Company will receive the Total Return of the Notes purchased by UBS and pay the Financing Rate.

Third, SPV issued and sold an additional $50 million notes (the “Revolving Notes”), secured by the SPV Assets to UBS. Cash is only exchanged when the revolving notes are drawn. Under the terms of the indenture under which the Revolving Notes were issued (the “Revolver Indenture”), the holders of the Revolving Notes are entitled to (i) periodic interest payments equal to their pro rata portion of the interest collected on the SPV Assets and (ii) their pro-rata portion of the net appreciation (depreciation) on the SPV Assets at maturity (the “Total Return of the Revolving Notes”). This represents the embedded derivative in the Note Payable from SPV to UBS.

Fourth, the Company and UBS entered into another TRS transaction whereby the Company will receive the Total Return of the Revolving Notes purchased by UBS and pay the Revolver Financing Rate.

The fair value of the Company’s notes payable is estimated based on the rate at which similar facilities would be priced. At June 30, 2014, the fair value of the notes payable was estimated at $85.6 million, which the Company concluded was a Level 3 fair value.

Cash, restricted (as shown on the Consolidated Statement of Assets and Liabilities) is held by the trustee of the Financing Facility and is restricted to purchases of investments by SPV that must meet certain eligibility criteria identified by the Indenture. As of June 30, 2014, SPV had assets of $184.8 million, which included $177.2 million of the Company’s portfolio investments at fair value, $0.5 million of accrued interest receivable and $7.1 million in cash held by the trustee of the Financing Facility. At June 30, 2014 and June 30, 2013, the carrying amount of the Notes approximates the fair value, which the Company concluded was a Level 3 fair value. For the twelve months ended June 30, 2014, the weighted average outstanding debt balance and the weighted average stated interest rate was $78.9 million and 2.44%, respectively.

Note 7. Indemnification, Guarantees, Commitments and Contingencies

In the normal course of business, the Company enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Company under these arrangements is unknown as it would involve future claims that may be made against the Company; however, based on the Company’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Company has not accrued any liability in connection with such indemnifications.

Loans purchased by the Company may include revolving credit agreements or other financing commitments obligating the Company to advance additional amounts on demand. As of June 30, 2014, the Company held unfunded commitments in the amount of approximately $1.4 million and as of June 30, 2013, the Company held unfunded commitments in the amount of approximately $16.8 million.

The following table details the unfunded commitments as of June 30, 2014:

Investments	Amount	Non-use Fee
Butler Burgher Group LLC	$250,000	0.50%
U.S. Well Services, LLC	1,136,364	0.50%

Total Unfunded Commitments	$1,386,364

The following table details the unfunded commitments as of June 30, 2013:

Investments	Amount	Non-use Fee
MF Global Holdings, Ltd. Exit Facility	$4,007,888	5.0%
YRC Worldwide, Inc. Letter of Credit	12,824,547	7.5%

Total Unfunded Commitments	$16,832,435

Note 8. Agreements and Related Party Transactions

Related Party Transactions

Mr. Michael C. Mauer, the Company’s Chief Executive Officer, and Mr. Christopher E. Jansen, the Company’s President and Secretary and members of the Company’s board of directors together own 1.1% of the Company’s outstanding common stock, and Messrs. Mauer and Jansen also hold a 42.0% interest in the Investment Manager.

Stifel Venture Corp. (“Stifel”) owns 16.0% of the Company’s outstanding common stock, and also holds a 20.0% interest in the Investment Manager, and Mr. Stephan Kuppenheimer, an employee of Stifel, is a member of the Company’s board of directors and a member of the investment committee of the Investment Manager.

The Cyrus Funds own 27.9% of the Company’s outstanding common stock and a 38.0% economic interest in the Investment Manager.

In connection with the Offering, the Investment Manager, paid (i) $3.45 million or 50% of the total underwriting costs, and (ii) offering costs in excess of the $1.2 million paid by Company.

Investment Advisory Agreement

On February 5, 2014, upon the Company’s election to be regulated as a BDC, the Company entered into an Investment Advisory Agreement with the Investment Manager. Pursuant to this agreement, the Company has agreed to pay to the Investment Manager a base management fee of 1.75% of gross assets, as adjusted, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents and “fair value of derivatives associated with the Company’s financing”, and an incentive fee consisting of two parts.

The first part which is calculated and payable quarterly in arrears, equals 20.0% of the “pre-incentive fee net investment income” (as defined in the agreement) for the immediately preceding quarter, subject to a hurdle rate of 2.0% per quarter (8.0% annualized), and is subject to a “catch-up” feature. The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 12 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 12 preceding quarters. The net pre-incentive fee investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 1.75% base management fee.

The second part is calculated and payable in arrears as of the end of each calendar year and equals 20.0% of the aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees.

The Investment Manager has agreed to permanently waive: (i) all or portions of base management fees through December 31, 2014, to the extent required to support an annualized dividend yield of 9.0% per annum based on the price per share of the Company’s common stock in the Offering, and (ii) all or portions of the incentive fee for 2014, 2015 and 2016, to the extent required to support an annualized dividend yield of 9.0%, 9.25% and 9.375% per annum, respectively, based on the price per share of the Company’s common stock in of the Offering. For the period from February 6, 2014 through June 30, 2014, $1.46 million in base management fees were earned by the Investment Manager, of which $1.14 million were waived. No incentive fees were earned by the Investment Manager during that period.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, the Investment Manager and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Manager’s services under the Investment Advisory Agreement or otherwise as the Investment Manager.

Prior to the Company’s election to be regulated as a BDC on February 5, 2014, no base or incentive management fees were due and payable.

Administration Agreement

The Company entered into an administration agreement with the Investment Manager pursuant to which the Investment Manager furnishes the Company with office facilities and equipment and will provide the Company with the clerical, bookkeeping, recordkeeping and other administrative services necessary to conduct day-to-day operations. Under this administration agreement, the Investment Manager will perform, or oversee the performance of, its required administrative services, which includes, among other things, being responsible for the financial records which it is required to maintain and preparing reports to its stockholders and reports filed with the SEC. There were $267,809 of such costs incurred under the administration agreement for the period from February 6, 2014 through June 30, 2014.

As of June 30, 2014, the Company recorded $132,619 in accrued expenses and other liabilities on its Consolidated Statement of Assets and Liabilities for reimbursement of expenses owed to the Investment Manager and $200,125 in prepaid expenses and other assets on its Consolidated Statement of Assets and Liabilities for reimbursement of expenses owed from the Investment Manager.

Under an administration agreement with the Investment Manager, the Investment Manager provides the Company with the Company’s chief financial officer, other accounting and back-office professionals, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. The Investment Adviser has retained the services of accounting and back office professionals, including the Company’s chief financial officer, through a services agreement with the Cyrus Funds to assist the Investment Manager in fulfilling certain of its obligations to the Company under the administration agreement.

License Agreement

The Company has entered into a license agreement with the Investment Manager under which the Investment Manager has agreed to grant the Company a non-exclusive, royalty-free license to use the name “CM Finance.” Under this agreement, the Company has a right to use the “CM Finance” name for so long as the Investment Manager or one of its affiliates remains the Investment Manager. Other than with respect to this limited license, the Company has no legal right to the “CM Finance” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with the Investment Manager is in effect.

Stifel Arrangement

In December 2013, the Company entered into the Stifel Arrangement pursuant to which Stifel made a capital contribution to the Company on February 5, 2014 and has certain rights, such as a right to nominate for election a member of the Company’s board of directors. Stifel does not have any rights to exercise a controlling influence over the Company’s operations or the operations of the Company’s Investment Manager.

Six of the investment professionals employed by the Investment Manager as part of the investment team are also employees of Stifel. Although these investment professionals dedicate a majority of their time to the business and activities of the Investment Manager, they are dual employees of both Stifel and the Investment Manager, and as a result, may continue to engage in investment advisory activities for Stifel.

Note 9. Directors Fees

Each of the Company’s four independent directors receive (i) an annual fee of $75,000, and (ii) $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and each special telephonic meeting. The Company’s independent directors also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairman of the audit committee receives an annual fee of $7,500. The chairperson of the valuation committee, the nominating and corporate governance committee and the compensation committee received an annual fee of $2,500, $2,500 and $2,500, respectively. The Company has obtained directors’ and officers’ liability insurance on behalf of the Company’s directors and officers. Independent directors have the option of having their directors’ fees paid in shares of the Company’s common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. For the twelve months ended June 30, 2014 and June 30, 2013, the Company recorded directors’ fees of $201,500 and $0, respectively, of which $0 and $0 was payable at June 30, 2014 and June 30, 2013, respectively.

Note 10. Earnings Per Share

In accordance with the provisions of ASC Topic 260—Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following table sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations:

Basic and Diluted Net Increase (Decrease) in Net Assets Per Share
For the period from February 6, 2014 through June 30, 2014
Net increase in net assets resulting from operations attributable to CM Finance Inc	$6,956,182
Weighted average shares outstanding	13,666,666
Basic/diluted net increase in net assets from operations per share	$0.51

Note 11. Distributions

On March 14, 2014, the Company’s board of directors declared a quarterly dividend of $0.1812 per share payable on March 31, 2014 to holders of record as of March 24, 2014. On May 14, 2014, the Company’s board of directors declared a quarterly dividend of $0.3375 per share payable on July 1, 2014 to holders of record as of June 16, 2014. The Company expects the dividend to be paid from taxable earnings with specific tax characteristics reported to stockholders after the end of the calendar year.

Note 12. Share Transactions

The following table summarizes the total shares issued and proceeds received in connection with the Company’s Offering and other formation transactions for the twelve months ended June 30, 2014.

	Shares	Amount
Issuance of shares to Original Investors	6,000,000	$90,000,000
Issuance of shares to Stifel	2,181,818	32,727,270
Repurchase of shares from Original Investors	(2,181,818)	(32,727,270)
Issuance of shares in the Offering	7,666,666	114,999,990

Total Shares issued	13,666,666	204,999,990
Underwriting costs	—	(3,450,000)
Offering costs	—	(1,200,000)

Total shares outstanding/net proceeds to Company	13,666,666	$200,349,990

As of June 30, 2014, the Company has issued 13,666,666 shares of common stock through issuance to Original Investors and Stifel, net of a repurchase of shares from the Original Investors, and the Offering.

Note 13. Financial Highlights

The following represents the per share data and the ratios to average net assets for CM Finance Inc:

For the period from February 6, 2014 through June 30, 2014
Per Share Data:(1)
Net asset value, beginning of period	$15.00
Net investment income	0.47
Net realized and unrealized gains (losses)	0.04

Net increase in net assets resulting from operations	0.51
Dividends declared(2)	(0.52)

Offering costs	(0.09)
Sales load	(0.25)

Net decrease in net assets resulting from capital share transactions	(0.34)
Net asset value, end of period	$14.65
Market value per share, end of period	$14.56
Total return based on net asset value(3)(5)	2.86%
Total return based on market value(4)(5)	0.57%
Shares outstanding at end of period	13,666,666
Ratio/Supplemental Data:
Net assets, at end of period	$200,216,821
Ratio of total expenses to average net assets(6)	5.46%
Ratio of net expenses to average net assets(6)	4.02%
Ratio of interest expense and fees to average net assets(6)	1.27%
Ratio of net investment income before fee waiver to average net assets(6)	6.58%
Ratio of net investment income after fee waiver to average net assets(6)	8.03%
Total Notes Payable	85,591,314
Asset Coverage Ratio(7)	3.34
Portfolio Turnover Rate(5)(8)	67%

(1)	The per share data was derived by using the shares outstanding during the period.
(2)	The per share data for distributions declared reflects the actual amount of distributions declared per share during the period.
(3)	The total return based on net asset value is based on the change in net asset value per share assuming an investment at $14.75 per share (the initial public offering price of $15.00 per share, less sales load of $0.25 per share).
(4)	Total return based on market value is based on the change in market price per share assuming an investment at the initial public offering price of $15.00 per share.
(5)	Not annualized.
(6)	Annualized.
(7)	Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period.
(8)	For the twelve months ended June 30, 2014.

The following represents supplemental ratios and data for CM Finance LLC:

	Period from July 1, 2013 to February 5, 2014	Twelve months ended June 30, 2013	Period from March 7, 2012 to June 30, 2012
Total return	7.86%	16.16%	2.58%
Ratio of net investment income to average members’ capital	8.40%	11.11%	2.06%
Ratio of operating expenses to average members’ capital	(2.37%)	(1.12%)	(1.34%)
Ratio of credit facility related expenses to average members’ capital	(1.54%)	(0.29%)	0.00%
Ratio of total expenses to average members’ capital	(2.53%)	(1.14%)	(1.34%)
Portfolio turnover rate	41.76%	68.37%	69.68%
Supplemental Data:
Members’ capital at end of period	$90,000,000	$87,250,637	$18,141,667
Average members’ capital	$105,716,373	$55,294,030	$14,790,409

Total return is calculated based on a time-weighted rate of return methodology for the members, and is not annualized. Total return is reflected after all investment-related and operating expenses. An individual member’s return may vary from these returns based on the timing of capital transactions. The ratios to average members’ capital are calculated based on the monthly average members’ capital during the period.

The ratios to average members’ capital are calculated based on the monthly average members’ capital during the period. Credit facility related expenses include interest expense and amortization of deferred debt issuance costs.

Note 14. Tax Information

As of June 30, 2014, the Company’s aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax Basis
Amortized cost	$273,227,783

Gross unrealized appreciation	$1,218,578
Gross unrealized depreciation	(735,896)

Net unrealized investment appreciation	$482,682

Note 15. Selected Quarterly Financial Data (unaudited)

	For the Quarter Ended June 30, 2014	For the Period From February 6, 2014 through March 31, 2014	For the Period From January 1, 2014 through February 5, 2014	For the Quarter Ended December 31, 2013	For the Quarter Ended September 30, 2013
Total Investment Income	$6,605,710	$2,969,801	$2,564,297	$5,194,169	$3,800,084
Total Investment Income per Common Share	0.48	0.22	N.A.	N.A.	N.A.
Net Investment Income	4,612,500	1,768,981	2,382,530	4,105,328	3,128,788
Net Investment Income per Common Share	0.34	0.13	N.A.	N.A.	N.A.
Net Realized and Unrealized Gain	280,158	294,543	1,251,447	(1,024,872)	(623,369)
Net Realized and Unrealized Gain per Common Share	0.02	0.02	N.A.	N.A.	N.A.
Net Increase in Net Assets Resulting from Operations	4,892,658	2,063,524	3,633,977	3,080,456	2,505,419
Basic and Diluted Earnings per Common Share	0.36	0.15	N.A.	N.A.	N.A.
Net Asset Value per Common Share at End of Quarter	14.65	14.63	N.A.	N.A.	N.A.

	Quarter Ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Total Investment Income	$3,245,919	$1,534,952	$990,011	$1,001,934
Total Investment Income per Common Share	N.A	N.A	N.A	N.A
Net Investment Income	$2,771,812	$1,528,068	$946,927	$895,323
Net Investment Income per Common Share	N.A	N.A	N.A	N.A
Net Realized and Unrealized Gain	$1,284,897	$374,216	$182,521	$12,407
Net Realized and Unrealized Gain per Common Share	N.A	N.A	N.A	N.A
Net Increase in Net Assets Resulting from Operations	$4,056,709	$1,902,284	$1,129,448	$907,730
Basic and Diluted Earnings per Common Share	N.A	N.A	N.A	N.A
Net Assets per Common Share at End of Quarter	N.A	N.A	N.A	N.A

Note 16. Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued.

On September 4, 2014, the Company’s Board of Directors declared a third calendar quarter dividend of $.3375 per share payable on October 1, 2014 to shareholders of record as of September 18, 2014.

Subsequent to June 30, 2014, the Company invested $14.9 million and received repayment or sales proceeds of $29.4 million.

$500,000,000

CM Finance Inc

Common Stock

Preferred Stock

Debt Securities

Warrants

Subscription Rights

PROSPECTUS

                    , 2015

CM FINANCE INC

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial statements

The following financial statements of CM Finance Inc (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

(2)	Exhibits

(a)(1)	Amended and Restated Articles of Incorporation(1)

(b)(1)	Bylaws(1)

(c)	Irrevocable Proxy of the Cyrus Funds(2)

(d)	Form of Stock Certificate(1)

(e)	Form of Dividend Reinvestment Plan(2)

(f)	Not applicable

(g)(1)	Form of Investment Advisory Agreement between Registrant and CM Investment Partners LLC(1)

(g)(2)	Collateral Management Agreement, dated as of May 23, 2013, by and between CM Finance SPV Ltd and CM Investment Partners, LP(1)

(g)(3)	Form of Letter Agreement between the Registrant and CM Investment Partners LLC(3)

(h)	Form of Underwriting Agreement(3)

(i)	Not applicable

(j)	Form of Custody Agreement(2)

(k)(1)	Form of Administration Agreement between Registrant and CM Investment Partners LLC(1)

(k)(2)	Form of License Agreement between the Registrant and CM Investment Partners LLC(1)

(k)(3)	Form of Indemnification Agreement between the Registrant and the Directors(1)

(k)(4)	2002 Master Agreement, dated as of May 20, 2013, between Registrant and UBS AG(1)

(k)(5)	Indenture, dated as of May 23, 2013, between CM Finance SPV Ltd., as Issuer and State Street Bank and Trust Company, as Trustee(1)

(k)(6)	Master Assignment and Participation Agreement, dated as of May 23, 2013 between Registrant and CM Finance SPV Ltd.(1)

(k)(7)	Collateral Administration Agreement, dated as of May 23, 2013 by and among CM Finance SPV Ltd., CM Investment Partners, LP and State Street Bank and Trust Company(1)

(k)(8)	Amended and Restated Confirmation Letter Agreement, dated as of May 23, 2013, between UBS, AG and CM Finance LLC(1)

(k)(9)	Contribution Agreement, dated as of May 23, 2013, between CM Finance LLC and State Street Bank and Trust Company(1)

(k)(10)	First Supplemental Indenture, dated as of June 6, 2013, between CM Finance SPV Ltd., as Issuer and State Street Bank and Trust Company, as Trustee(1)

(k)(11)	Amended and Restated Indenture, dated as of December 4, 2013, between CM Finance SPV Ltd., as Issuer and State Street Bank and Trust Company, as Trustee(2)

(k)(12)	Revolving Credit Note Agreement, dated as of December 4, 2013, by and among CM Finance SPV Ltd., State Street Bank and Trust Company and the noteholders party thereto(2)

(k)(13)	Amendment Agreement, dated as of December 4, 2013, between CM Finance SPV Ltd. and State Street Bank and Trust Company(2)

(k)(14)	Amendment Agreement to 2002 ISDA Master Agreement, dated as of December 4, 2013 between Registrant and UBS AG(2)

(k)(15)	Omnibus Amendment Agreement, dated as of December 4, 2013, by and between CM Finance SPV Ltd. and State Street Bank and Trust Company(2)

(k)(16)	Form of Assignment of Collateral Management Agreement by and among CM Investment Partners, LP and CM Investment Partners LLC(3)

(k)(17)	Form of Assignment of Collateral Administration Agreement by and among CM Investment Partners, LP and CM Investment Partners LLC(3)

(k)(18)	Registration Right Agreement, dated as of December 17, 2013, between Registrant and certain stockholders(2)

(k)(19)	Stockholder Agreement, dated as of December 17, 2013, between the Registrant and Stifel Venture Corp.(2)

(k)(20)	Amended and Restated Revolving Credit Note Agreement, dated as of September 26, 2014, by and among CM Finance Inc., CM SPV Ltd., UBS AG, and State Street Bank and Trust Company(4)

(k)(21)	Second Amended and Restated Indenture, dated as of September 26, 2014, between CM SPV Ltd. and State Street Bank and Trust Company(4)

(k)(22)	Second Amendment Agreement to 2002 ISDA Master Agreement, dated as of September 26, 2014, between CM Finance Inc. and UBS AG(4)

(k)(23)	Second Amendment Agreement to the Second Amended and Restated Indenture, dated as of September 26, 2014, between CM SPV Ltd. and State Street Bank and Trust Company(4)

(k)(24)	Second Omnibus Amendment Agreement, dated as of September 26, 2014, between CM SPV Ltd., CM Investment Partners LLC and State Street Bank and Trust Company(4)

(k)(25)	Amended Total Return Swap Confirmation Letter Agreement, dated as of September 26, 2014, between UBS AG and CM Finance Inc(4)

(k)(26)	Second Amended Total Return Swap Confirmation Letter Agreement, dated as of September 26, 2014, between UBS AG and CM Finance Inc(4)

(l)(1)	Form of Opinion and Consent of Sutherland Asbill & Brennan LLP, counsel for Registrant(2)

(m)	Not applicable

(n)(1)	Consent of Ernst & Young LLP*

(n)(2)	Report of Ernst & Young LLP with respect to the “Senior Securities” table*

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Code of Ethics of CM Finance Inc(1)

(r)(2)	Code of Ethics of CM Investment Partners LLC(1)

*	Filed herewith.
**	To be filed by amendment.
(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-2 (File No. 333-192370), filed on November 15, 2013.
(2)	Incorporated by reference to Registrant’s Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-192370), filed on December 20, 2013.
(3)	Incorporated by reference to Registrant’s Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-192370), filed on January 24, 2014.
(4)	Incorporated by reference to Registrant’s Form 8-K (File No. 814-01054), filed on October 2, 2014.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$65,937
FINRA filing fee	85,616
NASDAQ Global Select Market listing fees(1)	65,000
Printing expenses(1)	100,000
Accounting fees and expenses(1)	75,000
Legal fees and expenses(1)	200,000
Miscellaneous(1)	25,000

Total	$616,553

(1)	These amounts are estimates.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Company’s common stock as of January 6, 2015.

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	34

Item 30. Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, CM Investment Partners LLC (the “investment adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the investment advisory agreement or otherwise as an investment adviser of the Registrant.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the administration agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, which is filed with the Securities and Exchange Commission.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, CM Finance Inc, 601 Lexington Ave, 26th Floor, New York, NY 10022;

(2)	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York, 11219;

(3)	the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110; and

(4)	the Adviser, CM Investment Partners, LLC, 601 Lexington Ave, 26th Floor, New York, NY 10022.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)	Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2)	Not applicable.

(3)	Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

(4)	Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(f)	To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

(5)	For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	The Registrants undertake to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

(7)	The Registrant undertakes to file a post-effective amendment to the registration statement pursuant to Section 8(c) of the Securities Act of 1933 in connection with any rights offering off of the registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York on this 9th day of January, 2015.

CM FINANCE INC

By:	/s/ Michael C. Mauer
Michael C. Mauer
Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael C. Mauer and Christopher E. Jansen, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Michael C. Mauer Michael C. Mauer	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	January 9, 2015

/s/ Christopher E. Jansen Christopher E. Jansen	President, Secretary and Director	January 9, 2015

/s/ Jai Agarwal Jai Agarwal	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	January 9, 2015

/s/ Keith Lee Keith Lee	Director	January 9, 2015

/s/ Julie Persily Julie Persily	Director	January 9, 2015

/s/ Robert Ryder Robert Ryder	Director	January 9, 2015

/s/ Robert Wagner Robert Wagner	Director	January 9, 2015